UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

1 Greenside Row Edinburgh, Scotland, UK,			EH1 3AN
(Address of principal executive offices)			(Zip code)

Gareth Griffiths 1 Greenside Row Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-275-2000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BAILLIE GIFFORD FUNDS

International Equity Fund

EAFE Fund

EAFE Choice Fund

EAFE Pure Fund

Emerging Markets Fund

Global Alpha Equity Fund

Long Term Global Growth Equity Fund

International Choice Fund

Annual Report

December 31, 2015

Index

Page Number
01	Management Discussion
17	Fund Expenses
International Equity Fund
21	Industry Diversification Table
23	Portfolio of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
Financial Highlights
32	Selected Data for Class 2
33	Selected Data for Class 3
34	Selected Data for Class 5
EAFE Fund
35	Industry Diversification Table
36	Portfolio of Investments
40	Statement of Assets and Liabilities
41	Statement of Operations
42	Statements of Changes in Net Assets
Financial Highlights
44	Selected Data for Class 2
45	Selected Data for Class 3
46	Selected Data for Class 4
47	Selected Data for Class 5
EAFE Choice Fund
48	Industry Diversification Table
50	Portfolio of Investments
54	Statement of Assets and Liabilities
55	Statement of Operations
56	Statements of Changes in Net Assets
Financial Highlights
57	Selected Data for Class 1
58	Selected Data for Class 2
59	Selected Data for Class 3
EAFE Pure Fund
60	Industry Diversification Table
61	Portfolio of Investments
64	Statement of Assets and Liabilities
65	Statement of Operations
66	Statements of Changes in Net Assets
Financial Highlights
67	Selected Data for Class 2
Emerging Markets Fund
68	Industry Diversification Table
70	Portfolio of Investments
74	Statement of Assets and Liabilities
75	Statement of Operations
76	Statements of Changes in Net Assets
Page Number
Financial Highlights
77	Selected Data for Class 2
78	Selected Data for Class 4
79	Selected Data for Class 5
Global Alpha Equity Fund
80	Industry Diversification Table
82	Portfolio of Investments
87	Statement of Assets and Liabilities
88	Statement of Operations
89	Statements of Changes in Net Assets
Financial Highlights
90	Selected Data for Class 2
91	Selected Data for Class 3
Long Term Global Growth Equity Fund
92	Industry Diversification Table
93	Portfolio of Investments
95	Statement of Assets and Liabilities
96	Statement of Operations
97	Statements of Changes in Net Assets
Financial Highlights
98	Selected Data for Class 1
99	Selected Data for Class 2
100	Selected Data for Class 4
International Choice Fund
101	Industry Diversification Table
103	Portfolio of Investments
107	Statement of Assets and Liabilities
108	Statement of Operations
109	Statements of Changes in Net Assets
Financial Highlights
110	Selected Data for Class 1
111	Selected Data for Class 2
112	Selected Data for Class 3
113	Notes to Financial Statements
139	Report of Independent Registered Public Accounting Firm
Supplemental Information
140	Federal Income Tax Information
141	Management of the Trust
143	Board Considerations Regarding 2015 Contract Renewal

Management Discussion (unaudited)

Annual Report December 31, 2015

International Equity Fund

Market Conditions and Review of Performance during 2015

During 2015, markets were fairly volatile, and the MSCI ACWI ex U.S. Index fell 5.25%. Much of the headlines were dominated by newsflow surrounding growth prospects for the Chinese economy and those emerging markets that depend on it, falling oil and commodity prices and rate rises in the U.S. While markets inevitably move on such news, our mentality during turbulent periods is to remember that the long-term value of equities is rarely altered by single events, and that the markets tend to overreact to headlines. We focus instead on company fundamentals, and often view market volatility as an inefficiency to exploit by adding to companies that may have been unfairly punished in share price terms.

The International Equity Fund Class 2 returned -1.89% during 2015, outperforming the MSCI ACWI ex U.S. Index which returned -5.25% for the year.

A number of diversified financial holdings contributed to this relative outperformance, including the exchanges Japan Exchange Group, Hong Kong Exchanges and Clearing and Deutsche Boerse (European exchange operator) who benefitted from increased trading volumes as a result of market volatility. Amlin (UK insurer) and Hargreaves Lansdown (UK on-line retail investing platform) were also among the top performers. Elsewhere, Ryanair (European low cost airline), which now offers passengers flights between a greater number of primary airports and a friendlier approach, has been a fairly consistent contributor throughout the year.

The low oil price had an effect on relative performance with Tullow Oil (oil exploration and production company) and Seadrill (offshore drilling company) among the significant detractors for the year. Rio Tinto (low cost iron-ore producer) also detracted, seeing weakness in their shares due to falling commodity prices. In this tough environment, success in the sector comes down to balance sheet strength, cost flexibility and embedding lifting costs. We continue to believe that Rio Tinto is well positioned in this regard. Bitauto (Chinese online car distributor) was also among the top detractors. This was held for an unusually short period of less than a year. It has shifted its business model from purely online to a mixture of online and offline (leasing vehicles, car insurance and financing). This is more capital intensive than pure online advertising and has seen cash flow and our expectations for future profitability deteriorate quite rapidly.

We continue to find exciting investment opportunities for the portfolio. For example, we have taken holdings in Alibaba (Chinese e-commerce giant), Constellation Software (holding company of niche software businesses), Sumitomo Mitsui Trust Holdings (Japanese independent trust bank) and Nidec (Japanese manufacturer of specialist small motors). The Fund comprises a diverse range of companies, but we remain focussed on those that have durable competitive advantages, good management, and strong financial characteristics.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The ACWI ex U.S. Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

As stock pickers, our focus, as always, remains on company fundamentals. The Portfolio Construction Group will continue to work hard on monitoring the investment case for existing holdings, and look out for new long-term growth opportunities for the Fund.

01

Management Discussion (unaudited)

Annual Report December 31, 2015

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (February 7, 2008)
The International Equity Fund Class 2*	-1.89%	3.42%	2.68%
MSCI ACWI Ex U.S. Index	-5.25%	1.51%	0.83%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: -1.82% for Class 3 and -1.75% for Class 5. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

02

Management Discussion (unaudited)

Annual Report December 31, 2015

The EAFE Fund

Market Conditions and Review of performance during 2015

2015 was a volatile year for international equities. Early enthusiasm, following additional stimulus from the European Central Bank, turned to fear as Greece's stand-off with its creditors led to an unsatisfactory last ditch solution. Market sentiment was then further shaken following the release of weak Chinese growth data (in spite of the fact that this had been widely forecast), and a rout set in when the Chinese government introduced a series of well intended, but poorly conceived, policy measures. That international markets largely recovered from these falls has been less newsworthy, but it reminds us of the importance of patience when investing over the long term.

The EAFE Fund Class 2 produced a return of -3.07% during 2015, underperforming the MSCI EAFE Index which returned -0.39%.

The Fund's exposure to bank stocks hurt performance. In Europe, Banco Popular, Banco Santander, and Svenska Handelsbanken suffered under the weight of increased regulatory oversight, higher capital requirements and muted loan growth. Likewise Standard Chartered and Credicorp, the emerging markets focussed banks, were weak as the macro backdrop in their geographies deteriorated. Industrial holdings also detracted as falling commodity prices and lower investment impacted broader industry trends. For example, Rolls Royce, the UK engineering company, was impacted by lower offshore oil and gas activity and reduced defence spending; however, we remain optimistic about the long-term growth potential of its civil aerospace division where Rolls Royce enjoys a duopoly position in a structural growth market. For Volkswagen (the German car manufacturer) the challenge was more company specific, and we sold the Fund's holding following the emissions scandal.

Moving to the contributors, companies such as Tencent (Chinese internet company), Zalando (online fashion retailer), and, within its niche, New Oriental Education & Technology (Chinese education provider) are driving the transition towards internet based commerce. Zalando was only founded in 2008 but has already achieved annual sales of €3bn. Healthcare holdings, such as Celltrion (Korean biopharmaceutical company), Christian Hansen (Danish enzyme specialist),

M3 (Japanese online medical portal), and Genmab, also appreciated strongly. Genmab, which is focused on developing humanised antibodies to treat cancer, was strong following FDA approval for one of its new drugs.

Two of the most prominent investment themes within the Fund are the vital force of technological change and the growing importance of emerging market consumers, the new holding in Ctrip embodies both of these themes. Ctrip, China's largest online travel company, has a highly scalable business model and a huge market opportunity, furthermore we believe that recent consolidation in the sector should lead to improved margins. Staying with technology, the demand for ever more powerful (and mobile) computers is a tailwind for companies with specialist skills within the semiconductor industry, and the Fund took new positions in AMS and Dialogue Semiconductor. AMS makes analogue semiconductors which act as the interface between the digital and the real world, enabling digital devices to sense and regulate the real world in a growing range of devices. Separately we anticipated that Dialog Semiconductor will benefit from increasing demand for its power management chips, which help to extend the battery life in ever more powerful mobile devices. New holdings were funded by sales in a range of companies where we felt that the future growth prospects were not similarly impressive, examples being Heidelberg Cement, Meggitt, Porsche, and Mail.ru.

Investment Strategies used to manage the Fund

The investment strategy remains unchanged. The investment managers follow a growth strategy with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

03

Management Discussion (unaudited)

Annual Report December 31, 2015

Outlook

The New Year will no doubt herald many new events about which the media, and investors generally, will obsess. As we saw in 2015, noisy headlines are generally a distraction in the search for long duration growth trends. On a recent investment visit to China, amidst the blaring western headlines of Chinese weakness undermining global growth, we found management teams talking of growth and the myriad of opportunities driven by the scale of the market, immature infrastructure and the pace of mobile development. Offline goods and services are being cannibalised by the move online in both developing and developed economies. This research has reinforced our positive views on the social networks and e-commerce innovators the Fund's invest in on your behalf such as Baidu, Alibaba, Tencent, Zalando and Kinnevik, and we remain as excited as ever by the potential rate and duration of growth for these businesses, despite inevitable short-term fears. Similarly, there is little doubt that healthcare will look very different in five to ten years' time, such is the acceleration of our understanding of human biology. It is hard to overstate the potential benefits to society should new medical technologies deliver on their potential.

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	Five Year	Since Inception % p.a.% p.a. (March 6, 2008)
The EAFE Fund Class 2*	-3.07%	4.00%	2.63%
MSCI EAFE Index	-0.39%	4.07%	1.19%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: -3.02% for Class 3, -2.99% for Class 4 and -2.94% for Class 5. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

04

Management Discussion (unaudited)

Annual Report December 31, 2015

The EAFE Choice Fund

Market Conditions and Review of performance during 2015

On the face of it, 2015 was a lacklustre year for international markets. The oil price continued its decline, but it was not alone; during December, most major commodities reached their lowest price levels since the Global Financial Crisis. Other significant events which punctuated the year included the Greek debt crisis, volatility in Chinese stock markets, escalating tensions in the Middle East and the devastating terrorist attack in Paris. It was pleasing, therefore, to end the year on a more positive note. By initiating the first interest rate rise for almost a decade, the Federal Reserve exhibited some confidence that there may be more stable economic times ahead. However, whilst individual macro events can, undoubtedly, have an impact on short term investment performance, predicting such events is a fruitless endeavour. Rather than attempting to do so, the International Focus Team is dedicated to identifying high quality growth businesses, run by trustworthy management, trading at attractive valuations. Twelve months is far too short a time period to assess the merits of this approach, but maintaining faith in this established investment philosophy will, we believe, offer the best opportunity for attractive long-term returns.

The EAFE Choice Fund Class 2 produced a return of 2.16% during 2015, outperforming the benchmark which returned -0.39% for the year.

The UK market finished the year in negative territory (weighed down by the troubles of the energy sector) but that did not stop two domestically focussed, UK-listed names being the Fund's top performers during the period. Buoyed by rising house prices, particularly in London, Rightmove, the online real estate portal enjoyed a stellar year. Despite the best efforts of its competitors, the company maintains a dominant position, enjoying an 80% market share. The management team, led by CEO and co-founder Nick McKittrick, has demonstrated a sensible long-term approach, implementing gradual price increases and broadening the company's range of services. Whilst retaining sufficient capital to enable continued R&D investment, the company has a good record of returning excess cash to shareholders. Having started in 2007, Rightmove has bought back over one third of its shares in issuance.

The other UK-listed business amongst the top performers was Hargreaves Lansdown. The leading domestic online financial services platform saw strong inflows during the year, partly as a result of government initiatives announced in 2014 and 2015. The reforms enable greater tax free savings and increased flexibility regarding pension assets. With the baby boomer generation reaching retirement age, Hargreaves Lansdown is well placed to continue to benefit from favourable structural demographics. At more than three times the size of its nearest competitor, the company's scale should help to ensure that it can continue to generate strong revenues despite the sector facing increasing pressure over fees.

Another strong contributor to performance during the year was Danish pharmaceutical business, Novo Nordisk. The world leader in the treatment of diabetes, the company employs over 40,000 people throughout 75 countries. Novo Nordisk has a long history of heavy investment in R&D and it received positive news flow around its new insulin drug, Tresiba. Having been approved by the FDA, the product is expected to be launched during the first quarter of 2016. The longer-term opportunity also looks bright for Novo Nordisk, with only about 6% of the diabetic population currently receiving effective care.

Emerging markets endured a challenging year and, within the fund, this was most clearly manifested in the weakness of banking stocks Standard Chartered, United Overseas Bank (UOB) and Garanti Bankasi. The former has a strong presence in commercial and trade related finance throughout Asia and Africa which may present long-term growth opportunities. However, a series of challenging events including regulatory fines, management change and capital raising prompted us to reconsider the holding. Whilst the new management team have established what appears to be a credible restructuring process, we fear that there will be more pain before the benefits are reaped. We also sold Garanti Bankasi as the political and economic situation in Turkey has rather engulfed the original investment case. We remain more positive about the growth prospects for Singaporean bank, UOB and see the expanding wealth management business as an important driver of future returns.

Johnson Matthey is one of the largest suppliers of environmental catalysts used in the manufacturing of automobiles. Supported by significant changes in environmental legislation, the long term investment case for Johnson Matthey looks attractive. However, during 2015 the share price was weak due to the uncertainty surrounding the Volkswagen emissions scandal. Around half of the cars in Europe are diesel and this is an important market for Johnson Matthey. The ramifications of the emissions fraud are yet to become clear; the bull case for Johnson Matthey is that tighter controls create an increased demand for more sophisticated products.

05

Management Discussion (unaudited)

Annual Report December 31, 2015

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyse industry background, competitive advantage, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made, where applicable.

Outlook

There are a number of uncertainties on the horizon as we enter 2016: fluctuating oil prices, the transitioning Chinese economy, instability in the Middle East and rising interest rates. However, while the individual nature of these opportunities and threats may be slightly different from previous years, our approach to managing the Fund remains unchanged. Our focus continues to be the discovery of exciting growth companies, based on a consistent investment process and fundamental analysis. The fortunes of companies can change markedly in the short term, often based on the irrational behaviour of the market. However, identifying companies with growing franchise business run by sensible, aligned management teams will give us every chance of generating outperformance over the long-term. The Fund represents an eclectic mix of business and we already have an exciting list of potential new ideas for the year ahead. Indeed, this is an excellent time for long-term stock pickers.

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (December 17, 2009)
The EAFE Choice Fund Class 2*	2.16%	4.78%	7.03%
MSCI EAFE Index	-0.39%	4.07%	5.08%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 2.10% for Class 1 and 2.25% for Class 3. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

06

Management Discussion (unaudited)

Annual Report December 31, 2015

The EAFE Pure Fund

Market Conditions and Review of performance during 2015

On the face of it, 2015 was a lacklustre year for international markets. The oil price continued its decline, but it was not alone; during December, most major commodities reached their lowest price levels since the Global Financial Crisis. Other significant events which punctuated the year included the Greek debt crisis, volatility in Chinese stock markets, escalating tensions in the Middle East and the devastating terrorist attack in Paris. It was pleasing, therefore, to end the year on a more positive note. By initiating the first interest rate rise for almost a decade, the Federal Reserve exhibited some confidence that there may be more stable economic times ahead. However, whilst individual macro events can, undoubtedly, have an impact on short term investment performance, predicting such events is a fruitless endeavour. Rather than attempting to do so, the International Focus Team is dedicated to identifying high quality growth businesses, run by trustworthy management, trading at attractive valuations. Twelve months is far too short a time period to assess the merits of this approach, but maintaining faith in this established investment philosophy will, we believe, offer the best opportunity for attractive long-term returns.

The EAFE Pure Fund Class 2 produced a return of 4.61% during 2015, outperforming the benchmark which returned -0.39% for the year.

The UK market finished the year in negative territory (weighed down by the troubles of the energy sector) but that did not stop two domestically focussed, UK-listed names being the Fund's top performers during the period. Buoyed by rising house prices, particularly in London, Rightmove, the online real estate portal enjoyed a stellar year. Despite the best efforts of its competitors, the company maintains a dominant position, enjoying an 80% market share. The management team, led by CEO and co-founder Nick McKittrick, has demonstrated a sensible long-term approach, implementing gradual price increases and broadening the company's range of services. Whilst retaining sufficient capital to enable continued R&D investment, the company has a good record of returning excess cash to shareholders. Having started in 2007, Rightmove has bought back over one third of its shares in issuance.

The other UK-listed business amongst the top performers was Hargreaves Lansdown. The leading domestic online financial services platform saw strong inflows during the year, partly as a result of government initiatives announced in 2014 and 2015. The reforms enable greater tax free savings and increased flexibility regarding pension assets. With the baby boomer generation reaching retirement age, Hargreaves Lansdown is well placed to continue to benefit from favourable structural demographics. At more than three times the size of its nearest competitor, the company's scale should help to ensure that it can continue to generate strong revenues despite the sector facing increasing pressure over fees.

Another strong contributor to performance during the year was Danish pharmaceutical business, Novo Nordisk. The world leader in the treatment of diabetes, the company employs over 40,000 people throughout 75 countries. Novo Nordisk has a long history of heavy investment in R&D and it received positive news flow around its new insulin drug, Tresiba. Having been approved by the FDA, the product is expected to be launched during the first quarter of 2016. The longer term opportunity also looks bright for Novo Nordisk, with only about 6% of the diabetic population currently receiving effective care.

Although not held directly, emerging markets endured a challenging year and, within the Fund, this was most clearly manifested in the weakness of banking stocks Standard Chartered and United Overseas Bank. The former has a strong presence in commercial and trade related finance throughout Asia and Africa which may present long-term growth opportunities. However, a series of challenging events including regulatory fines, management change and capital raising prompted us to reconsider the holding. Whilst the new management team have established what appears to be a credible restructuring process, we fear that there will be more pain before the benefits are reaped. We remain more positive about the growth prospects for Singaporean bank, UOB and see the expanding wealth management business as an important driver of future returns.

Johnson Matthey is one of the largest suppliers of environmental catalysts used in the manufacturing of automobiles. Supported by significant changes in environmental legislation, the long term investment case for Johnson Matthey looks attractive. However, during 2015 the share price was weak due to the uncertainty surrounding the Volkswagen emissions scandal. Around about half of the cars in Europe are diesel and this is an important market for Johnson Matthey. The ramifications of the emissions fraud are yet to become clear; the bull case for Johnson Matthey is that tighter controls create an increased demand for more sophisticated products.

07

Management Discussion (unaudited)

Annual Report December 31, 2015

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyse industry background, competitive advantage, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made, where applicable.

Outlook

There are a number of uncertainties as we enter 2016: fluctuating oil prices, the transitioning Chinese economy, instability in the Middle East and rising interest rates. However, while the individual nature of these opportunities and threats may be slightly different from previous years, our approach to managing the Fund remains unchanged. Our focus continues to be the discovery of exciting growth companies, based on a consistent investment process and fundamental analysis. The fortunes of companies can change markedly in the short term, often based on the irrational behaviour of the market. However, identifying companies with growing franchise business run by sensible, aligned management teams will give us every chance of generating outperformance over the long term. The Fund represents an eclectic mix of business and we already have an exciting list of potential new ideas for the year ahead. Indeed, this is an excellent time for long-term stock pickers.

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (April 15, 2015)
The EAFE Pure Fund Class 2*	4.61%	-0.82%
MSCI EAFE Index	-0.39%	-2.42%

*  The returns for Class 2 shares have been provided.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

08

Management Discussion (unaudited)

Annual Report December 31, 2015

The Emerging Markets Fund

Market Conditions and Review of Performance during 2015

It has been a forgettable year for emerging markets (EM) with the MSCI EM Index down over 14% in U.S. dollar terms. It would be easy in a year dominated by substantial swings in markets and sensationalist headlines to believe that much has changed within the emerging markets universe: evaporating growth, rampant China fears, collapsing commodity prices and currency sell-offs, have all dominated the scaremongering. However, there is little here that is really new.

The problems associated with falling commodity prices and U.S. dollar debt in a number of the larger EM economies, chief amongst them Brazil, Russia and South Africa, are well known. Economic growth has been scarce therefore, and the currencies of these countries have been extremely weak against the U.S. dollar over the last 12 months.

India's economic outlook has undoubtedly been given a helping hand by the collapse in oil prices, on account of the country being a large net importer. The narrowing of the current account deficit and the decline in inflation has allowed the Reserve Bank of India to cut interest rates, but the scope for further policy stimulus remains substantial. Whilst many political reforms have stalled during the year, there has been incremental progress, especially in the financial sector.

In China, the macroeconomic picture is unfolding much as we had expected. The industrial north is in recession while the consumption and services sectors continue to enjoy decent growth. The scope for policy stimulus is still substantial, with cuts to benchmark lending rates being made during the year, as well as to the banks' reserve requirement ratios. Over the past 12 months, there has been plenty of coverage of volatility in the A-share market, the so-called 'devaluation' of the renminbi and the slowdown in headline GDP. What matters far more than the size of China's GDP, is its shape. Beijing's efforts to rebalance the economy away from the investment-led model of recent decades, towards a more consumption-oriented approach, appears to be on track.

The Emerging Markets Fund Class 5 shares fell by 8.24% during 2015, outperforming the MSCI Emerging Markets Index which fell by 14.60%.

Dragon Oil, the Turkmenistan oil exploration and production business, was the top performance contributor over 2015. The company had been subject to a number of failed takeover bids, but was eventually bought by the Emirates National Oil Company in August. The final bid of 800p per share followed pressure from Baillie Gifford and another investor on ENOC to raise its offer. The cash that was received by the fund as a result of the takeover was redeployed into a number of new holdings.

China was the top country contributor and a range of holdings displayed strong share price performance, including the internet businesses, Tencent and JD.com, property developer, China Vanke and telecoms equipment maker, ZTE Corp. Though the Chinese market has been volatile, we are encouraged by the operational performance at a number of companies, particularly the internet businesses. Tencent for example, is displaying rapid growth in revenues (3Q15, 34%) and operating profits (3Q15, 37%), and is reinvesting meaningfully in its future growth as it builds out its robust ecosystem further.

The markets in Brazil, Greece and South Africa were weak during the year and the underweight positions in each of these countries has helped performance. Brazil has had a particularly troubled time, mired by political scandal and the economy is shrinking in U.S. dollar terms, whilst unemployment is rising and debt levels are spiralling.

The Fund's underweight position in Russia detracted from performance as the stock market did better in 2015 than many of its EM counterparts. From our perspective, we still believe that the macro environment looks troubled. Inflation is running at 15.5% and nominal wage growth fell to a historic low of just 4.5% in October; Russia's recession rumbles on.

Also amongst the detractors was Mexico as Cemex detracted from performance. A strong U.S. market failed to offset weakness in Latin America. Nonetheless, the company continues to restructure, disposing of non-core assets and paying down debt; patience will be required for the benefits of this streamlining to take effect and for stabilisation in markets such as Colombia.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse the industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for

09

Management Discussion (unaudited)

Annual Report December 31, 2015

the Fund's holdings on a regular basis to ensure that our expectations are being met.

The emerging markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and to determine the level of conviction in the Fund's holdings.

Outlook

The investment environment is clearly dynamic, but our long term investment approach has not changed. As ever, for Baillie Gifford it's about company fundamentals first and foremost. We look forward to the years ahead in the knowledge that for stock pickers, the divergence in fortunes across emerging markets makes this a fascinating time. For some individual stock-specific winners, we think it is quite possible that the growth opportunity may be far larger than anything EM investors have seen before, with the gap between the winners and the losers likely to be far more profound.

Commodity producing countries and companies continue to be hamstrung by weak demand and over-supply, yet have still to reach the crisis levels that may make renewed long term investment attractive. Even if companies are managing to grow in local currency terms, hard currency returns remain elusive.

This is a time of great disruption in emerging markets as the mobile internet blows away the inefficient and underdeveloped 'bricks and mortar' infrastructure in retail, media, gaming, travel, finance and a host of other areas. Never has it been more important to have active management in these stock markets to pick the 'new' winners and discard the 'old' losers: the index is not a safe place to hide.

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	Since Inception % p.a. (April 4, 2003)
The Emerging Markets Fund Class 5	-8.24%	-2.75%	6.19%	13.61%
MSCI Emerging Markets Index	-14.60%	-4.47%	3.94%	11.51%

*  Returns for Class 5 shares have been provided. Class III shares were converted into Class 5 shares effective January 1, 2015. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 5 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares

Management Discussion (unaudited)

Annual Report December 31, 2015

The Global Alpha Equity Fund

Market Conditions and Review of Performance during 2015

Global Markets were once again volatile over the year, with the MSCI All Country World Index falling 1.84% over the period. However, the Global Alpha Equity Fund Class 3 outperformed the index over the twelve months, returning 1.84%.

As we review the financial headlines, it's clear that three events have dominated the animal spirits of the markets. The first was the widely anticipated and much discussed rise in U.S. interest rates. The 0.25% increase in December marks the end of an extraordinary period of government intervention in financial markets. For us, such 'normalisation' of monetary policy is a positive sign that the patient is coming off life support.

The second event driving sentiment has been weakness in oil and other commodity markets which saw Brent crude fall to approximately $40/barrel. This has had a particularly egregious effect on those emerging market countries whose economies are largely centred on commodity exports.

Finally, slowing GDP growth and a depreciating currency in China affected markets around the world. We strongly believe that the reorientation of the economy away from fixed asset investment to consumption and services is a sensible strategy, a view somewhat validated by the IMF's decision in November to include the renminbi in its benchmark 'Special Drawing Rights' currency basket.

In contrast to a tightening of monetary policy in the U.S., the European Central Bank decided to extend its quantitative easing programme by an extra six months. This policy divergence with the U.S. is driven by a fear of the eurozone slipping into a spiral of deflation that would threaten a recovery in household spending and, perhaps more importantly, push back business investment.

As we would expect, the majority of performance of the Fund was driven by stock selection. Amongst the top performers were Amazon, Royal Caribbean Cruises, Alphabet (Google) and Ryanair. Amazon (ecommerce) was the top performing stock as it saw rapid growth in Prime membership and in its cloud computing business, Amazon Web Services (AWS). AWS has 20% market share of the cloud computing industry, and with 25% operating margins now accounts for over 50% of group operating profits. Alphabet, which is the new name for Google Inc, also had a good year, with strong growth in mobile search being particularly pleasing. Six of Googles products (Search, Android, Play, Maps, Chrome and YouTube) now have over 1bn users each. We continue to strongly believe in the growth opportunities that these internet platforms present. Their ability to invest heavily in auxiliary services and revenues helps to cement their competitive positions and we think that there is increasing evidence that many parts of the internet will prove to be 'winner takes all' markets. Another strong contributor was Royal Caribbean Cruises (cruise ship operator). The company is benefitting from resurgent demand, disciplined capacity growth and lower unit costs supported by a softening fuel price. Ryanair, the budget airline, is another positive beneficiary of a low oil price. However, a revamped website, increased routes and greater use of hub airports have had a much more significant impact by boosting the growth in passenger numbers.

The two largest stock detractors were Ultra Petroleum (oil and gas exploration & production) and Harley-Davidson (heavy motorbikes). Continuing weakness in energy markets has inevitably weighed on the Ultra Petroleum share price. Although production levels have been higher and costs lower than expected, the company's total net debt levels remain high. Harley-Davidson announced disappointing numbers with a decline in total sales and a drop in its share of the U.S. motorbike market to about 50%. The company is struggling to compete against European and Japanese motorbike producers which have used currency weakness to aggressively price their bikes in the US market. Harley also announced a number of product recalls, costing the company around $30m.

Being long-term investors, portfolio turnover remains low and so changes from one year to the next tend not to be dramatic.

Over the past year we have continued to sell companies where we think the outlook is uninspiring — these have included Arcos Dorados (McDonald's franchisee in Latin America), Tokyo Electron (semiconductor equipment manufacturer) and Jyske Bank (Danish retail bank). We have also sold holdings where valuations now look stretched. For example Roche (pharmaceuticals) and Bunzl (UK based supplier of consumables).

We have tended to re-invest the proceeds in young companies that demonstrate disruptive innovation and that pose a threat to mature incumbents. In this regard, we took a holding in Zillow (online real estate portal), Grubhub (the leading U.S. online food takeaway platform), Alnylam Pharmaceuticals (early stage biotech company) and Autohome, (a Chinese auto website that is feeding off a rapidly growing primary market for cars). As stated above, we believe that the U.S. economy is on

Management Discussion (unaudited)

Annual Report December 31, 2015

the road to recovery and we're trying to get more exposure to domestic beneficiaries of this rebound. This led to the purchase of CH Robinson, a third party logistics provider that should benefit both from a cyclical recovery in volumes but also secular growth in the shipping broker market.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Global Alpha investment team is responsible for the overall strategy and stock selection process. They meet regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford's regional investment teams, to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Outlook

As we enter 2016, we are encouraged by the number of possible investment opportunities competing for entry into the Fund. Markets inevitably will remain volatile but our job is to look through such short-term noise and identify those businesses that can sustainably grow their cash flows and earnings at above market rates. This focus on long-term fundamentals and an ever-expanding opportunity set leaves us confident that we can continue to deliver strong performance for our clients going forward.

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (November 15, 2011)
The Global Alpha Fund Class 3*	1.84%	12.15%
MSCI AC World Index	-1.84%	9.71%

*  The returns for Class 3 shares have been provided. One-year return figures for the other share classes are as follows: 1.75% for Class 2. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 3 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2015

The Long Term Global Growth Equity Fund

Market Conditions and Review of Performance during 2015

As long-term investors, we focus on companies and their prospects over five to ten years so we typically place more emphasis on performance attribution over much longer periods than the inception date of this fund currently allows. Nevertheless, the Long Term Global Growth Equity Fund Class 2 returned 11.79% p.a. since the Fund's inception on 10th June 2014, whereas the MSCI All Country World Index returned -1.95% p.a. over the period.

Amazon was a strong contributor to performance, driven not only by the impressive growth of their e-commerce platform, but also by the size of the Fund's position which reflects our high level of conviction in both the management team and the scope for substantial further growth. Amazon's addressable market is expanding into media content and new categories within its physical ecommerce offering. Meanwhile, the technology powering Amazon's business gets better and cheaper every year and AWS, Amazon's hosted computing platform, offers another very large long-term opportunity for the company.

The shares of Chinese online travel agency Ctrip also performed strongly on the news that the company is teaming up with Qunar, its closest competitor. This has left Ctrip with a near-monopoly in China's online travel market. The company grew its top line at 45% during the 2015. With only 5% of the Chinese population holding a passport, we anticipate very strong long term growth.

Tencent's strong share price reflected strong operational progress. The company's WeChat messaging platform is underpinning an increasingly wide range of applications and the growing use of the platform for online payments is particularly striking.

Meanwhile, Baidu, the Chinese search engine, detracted from performance. The stock market seems concerned about the company's continued determination to invest for the future but we are very supportive of this strategy. Baidu has successfully managed the transition from desktop to mobile and the long term opportunity is broadening out as a result of the company's investments in online mapping and a range of local services. We are also monitoring the company's longer term aspirations in artificial intelligence and driverless cars and this remains a large position in the portfolio.

The Fund's holding in Stratasys, the 3D printing company was very weak over the period. The opportunity for the company's technology to transform a range of industries such as health care and high end manufacturing remains very large but the market is increasingly concerned about weak sales and the company's competitive advantage. We share many of these concerns and we are also looking at the company's corporate culture carefully following a merger with an Israeli competitor.

Although we expect stock market performance to remain volatile in the coming months, we remain confident in the prospects for substantial growth in our holdings over the longer term.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Long Term Global Growth team is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

For some time now, we have believed that rapid technological progress will underpin substantial long-term change in a range of industries. The Fund now has several holdings that reflect this view. For example, at the very end of 2014 we made an initial investment in Lending Club which is using the internet to transform financial services. The company disintermediates consumer lending, which is a $3 trillion market in the US alone. The central premise behind Lending Club's business model is that it is possible to separate the two core elements of a traditional bank (operations and capital) and provide both more efficiently, allowing it to

Management Discussion (unaudited)

Annual Report December 31, 2015

run a profitable business on narrower spreads and provide better terms for savers and lenders.

Similarly we believe the incumbents within healthcare are at risk, with the traditional 'big pharma' business model depending on finding, protecting and marketing effective formulations on a mass, rather than a personalised basis. As we now have a greater knowledge of the genetic basis of diseases, thanks to genome sequencing, treatment regimes have evolved and their effectiveness is now based on fact rather than serendipity. The advances made in sequencing and understanding the genome have enabled companies such as Ionis Pharmaceuticals and Bluebird Bio, Inc both added to your Fund this year, to develop cures for previously untreatable rare diseases.

In general, share prices were strong for much of the period. We are looking again at prospects for some of the companies and their potential to grow to many multiples of their current size over the next five to ten years. We continue to see substantial upside from here as most of the holdings in the Fund are still in the early stages of driving change in large addressable markets. Encouragingly, the management teams of these companies remain committed to investing for the long term, even if this depresses short-term earnings. We believe that this is the right approach and is in sharp contrast to many benchmark incumbents who are focused on maximising near-term earnings, even though many of them look vulnerable on a ten year view.

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	Since Inception % p.a. June 10, 2014
The LTGG Equity Fund Class 2*	13.99%	11.79%
MSCI AC World Index	-1.84%	-1.95%

*  The returns for Class 2 shares have been provided. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2015

The International Choice Fund

Market Conditions and Review of Performance during 2015

On the face of it, 2015 was a lacklustre year for international markets. The oil price continued its decline, but it was not alone; during December, most major commodities reached their lowest price levels since the Global Financial Crisis. Other significant events which punctuated the year included the Greek debt crisis, volatility in Chinese stock markets, escalating tensions in the Middle East and the devastating terrorist attack in Paris. It was pleasing, therefore, to end the year on a more positive note. By initiating the first interest rate rise for almost a decade, the Federal Reserve exhibited some confidence that there may be more stable economic times ahead. However, whilst individual macro events can, undoubtedly, have an impact on short-term investment performance, predicting such events is a fruitless endeavour. Rather than attempting to do so, the International Focus Team is dedicated to identifying high quality growth businesses, run by trustworthy management, trading at attractive valuations. Twelve months is far too short a time period to assess the merits of this approach, but maintaining faith in this established investment philosophy will, we believe, offer the best opportunity for attractive long-term returns.

The International Choice Fund Class 2 produced a return of 1.56% during 2015, outperforming the benchmark which returned -5.25% for the year.

The UK market finished the year in negative territory (weighed down by the troubles of the energy sector) but that did not stop two domestically focussed, UK-listed names being the Fund's top performers during the period. Buoyed by rising house prices, particularly in London, Rightmove, the online real estate portal enjoyed a stellar year. Despite the best efforts of its competitors, the company maintains a dominant position, enjoying an 80% market share. The management team, led by CEO and co-founder Nick McKittrick, has demonstrated a sensible long-term approach, implementing gradual price increases and broadening the company's range of services. Whilst retaining sufficient capital to enable continued R&D investment, the company has a good record of returning excess cash to shareholders. Having started in 2007, Rightmove has bought back over one third of its shares in issuance.

The other UK-listed business amongst the top performers was Hargreaves Lansdown. The leading domestic online financial services platform saw strong inflows during the year, partly as a result of government initiatives announced in 2014 and 2015. The reforms enable greater tax free savings and increased flexibility regarding pension assets. With the baby boomer generation reaching retirement age, Hargreaves Lansdown is well placed to continue to benefit from favourable structural demographics. At more than three times the size of its nearest competitor, the company's scale should help to ensure that it can continue to generate strong revenues despite the sector facing increasing pressure over fees.

Another strong contributor to performance during the year was Danish pharmaceutical business, Novo Nordisk. The world leader in the treatment of diabetes, the company employs over 40,000 people throughout 75 countries. Novo Nordisk has a long history of heavy investment in R&D and it received positive news flow around its new insulin drug, Tresiba. Having been approved by the FDA, the product is expected to be launched during the first quarter of 2016. The longer-term opportunity also looks bright for Novo Nordisk, with only about 6% of the diabetic population currently receiving effective care.

Emerging markets endured a challenging year and, within the fund, this was most clearly manifested in the weakness of banking stocks, Standard Chartered, United Overseas Bank (UOB) and Garanti Bankasi. The former has a strong presence in commercial and trade related finance throughout Asia and Africa which may present long-term growth opportunities. However, a series of challenging events including regulatory fines, management change and capital raising prompted us to reconsider the holding. Whilst the new management team have established what appears to be a credible restructuring process, we fear that there will be more pain before the benefits are reaped. We also sold Garanti Bankasi as the political and economic situation in Turkey has rather engulfed the original investment case. We remain more positive about the growth prospects for Singaporean bank, UOB and see the expanding wealth management business as an important driver of future returns.

Johnson Matthey is one of the largest suppliers of environmental catalysts used in the manufacturing of automobiles. Supported by significant changes in environmental legislation, the long-term investment case for Johnson Matthey looks attractive. However, during 2015 the share price was weak due to the uncertainty surrounding the Volkswagen emissions scandal. Around half of the cars in Europe are diesel and this is an important market for Johnson Matthey. The ramifications of the emissions fraud are yet to become clear; the bull case for Johnson Matthey is that tighter controls create an increased demand for more sophisticated products.

Management Discussion (unaudited)

Annual Report December 31, 2015

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyse industry background, competitive advantage, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made, where applicable.

Outlook

There are a number of uncertainties on the horizon as we enter 2016: fluctuating oil prices, the transitioning Chinese economy, instability in the Middle East and rising interest rates. However, while the individual nature of these opportunities and threats may be slightly different from previous years, our approach to managing the Fund remains unchanged. Our focus continues to be the discovery of exciting growth companies, based on a consistent investment process and fundamental analysis. The fortunes of companies can change markedly in the short term, often based on the irrational behaviour of the market. However, identifying companies with growing franchise business run by sensible, aligned management teams will give us every chance of generating outperformance over the long term. The Fund represents an eclectic mix of business and we already have an exciting list of potential new ideas for the year ahead. Indeed, this is an excellent time for long term stock pickers.

Fund Performance for periods ended 12/31/15 (Average Annual Total Returns)

	One Year	Since Inception % p.a. April 9, 2013
The International Choice Fund Class 2*	1.56%	3.49%
MSCI ACWI ex U.S. Index	-5.25%	1.10%

*  The returns for Class 2 shares have been provided. One-year return figures for other share classes are as follows: 1.48% for Class 1 and 1.63% for Class 3. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares..

Fund Expenses (unaudited)

Annual Report December 31, 2015

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund, the Baillie Gifford EAFE Pure Fund, the Baillie Gifford Emerging Markets Fund, the Baillie Gifford Global Alpha Equity Fund, the Baillie Gifford Long Term Global Growth Equity Fund and the Baillie Gifford International Choice Fund (together, the "Funds") you incur two types of costs: (1) transaction costs, which may include purchase fees and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase fees and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2015

	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Annualized Expense Ratios Based on the Period 7/01/15 to 12/31/15	Expenses Paid During Period
Baillie Gifford International Equity Fund — Class 2
Actual	$1,000	$924.20	0.61%	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford International Equity Fund — Class 3
Actual	$1,000	$924.50	0.54%	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.48	0.54%	$2.75
Baillie Gifford International Equity Fund — Class 5
Actual	$1,000	$924.90	0.47%	$2.28
Hypothetical (5% return before expenses)	$1,000	$1,022.84	0.47%	$2.40
Baillie Gifford EAFE Fund — Class 2
Actual	$1,000	$902.40	0.62%	$2.97
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Baillie Gifford EAFE Fund — Class 3
Actual	$1,000	$902.60	0.55%	$2.64
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford EAFE Fund — Class 4
Actual	$1,000	$902.70	0.52%	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.58	0.52%	$2.65
Baillie Gifford EAFE Fund — Class 5
Actual	$1,000	$902.90	0.47%	$2.25
Hypothetical (5% return before expenses)	$1,000	$1,022.84	0.47%	$2.40
Baillie Gifford EAFE Choice Fund — Class 1
Actual	$1,000	$946.80	0.76%	$3.73
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.76%	$3.87
Baillie Gifford EAFE Choice Fund — Class 2
Actual	$1,000	$947.10	0.68%	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47

Fund Expenses (unaudited)

Annual Report December 31, 2015

	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Annualized Expense Ratios Based on the Period 7/01/15 to 12/31/15	Expenses Paid During Period
Baillie Gifford EAFE Choice Fund — Class 3
Actual	$1,000	$947.50	0.61%	$2.99
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford EAFE Pure Fund — Class 2
Actual	$1,000	$964.70	0.66%	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford Emerging Markets Fund — Class 2
Actual	$1,000	$889.90	0.88%	$4.19
Hypothetical (5% return before expenses)	$1,000	$1,020.77	0.88%	$4.48
Baillie Gifford Emerging Markets Fund — Class 4
Actual*	$1,000	$985.50	0.76%	$1.22
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.76%	$3.87
Baillie Gifford Emerging Markets Fund — Class 5
Actual	$1,000	$890.00	0.72%	$3.43
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford Global Alpha Equity Fund — Class 2
Actual	$1,000	$971.90	0.68%	$3.38
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Baillie Gifford Global Alpha Equity Fund — Class 3
Actual	$1,000	$972.10	0.61%	$3.03
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford Long Term Global Growth Equity Fund — Class 1
Actual**	$1,000	$1,029.80	0.85%	$4.21
Hypothetical (5% return before expenses)	$1,000	$1,020.92	0.85%	$4.33
Baillie Gifford Long Term Global Growth Equity Fund — Class 2
Actual	$1,000	$1,033.00	0.77%	$3.95
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.77%	$3.92

Fund Expenses (unaudited)

Annual Report December 31, 2015

	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Annualized Expense Ratios Based on the Period 7/01/15 to 12/31/15	Expenses Paid During Period
Baillie Gifford Long Term Global Growth Equity Fund — Class 4
Actual***	$1,000	$1,113.10	0.67%	$1.65
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41
Baillie Gifford International Choice Fund — Class 1
Actual	$1,000	$944.50	0.72%	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford International Choice Fund — Class 2
Actual	$1,000	$944.90	0.64%	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.98	0.64%	$3.26
Baillie Gifford International Choice Fund — Class 3
Actual	$1,000	$945.20	0.57%	$2.79
Hypothetical (5% return before expenses)	$1,000	$1,022.33	0.57%	$2.91

*  Commencement of operations on November 2, 2015.

**  Commencement of operations on July 6, 2015.

***  Commencement of operations on October 7, 2015.

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the year or period ended December 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford International Equity Fund

	Value	% of Total Net Assets
Aerospace	$8,037,135	0.5%
Aerospace/Defense	29,108,412	1.8
Airlines	51,247,069	3.1
Apparel	20,533,933	1.2
Apparel Retailers	41,053,411	2.4
Asset Managers	22,225,574	1.3
Auto Manufacturers	18,899,558	1.1
Auto Parts	23,429,230	1.4
Banks	144,075,709	8.6
Beverages, Food & Tobacco	47,343,870	2.9
Biotechnology	19,692,060	1.2
Building Materials & Fixtures	14,969,527	0.9
Business Support Services	24,530,608	1.5
Chemicals	14,414,907	0.9
Clothing & Accessories	27,088,282	1.7
Commercial Services	41,661,103	2.4
Construction & Building Materials	44,216,137	2.7
Containers & Packaging	18,370,430	1.1
Distillers & Vintners	13,751,144	0.9
Distribution/Wholesale	20,871,060	1.3
Diversified Financial Services	58,327,037	3.6
Electrical Components & Equipment	16,598,910	1.0
Electronic & Electrical Equipment	51,708,237	3.1
Exploration & Production	5,971,316	0.4
Food Producers & Processors	36,253,541	2.1
Food Products	46,875,331	2.8
Food Retailers & Wholesalers	14,881,066	0.9
Healthcare — Products	17,826,778	1.1
Industrial Engineering	9,925,830	0.6
Industrial Machinery	77,502,300	4.7
Industrial Suppliers	23,371,844	1.4
Insurance	94,111,590	5.6
Integrated Oil & Gas	15,911,307	1.0
Internet	80,956,435	4.8
Investment Companies	2,851,517	0.2
Investment Services	32,984,606	2.0
Machinery — Diversified	16,970,552	1.0
Media & Photography	47,622,734	2.9
Medical Equipment	15,399,168	0.9
Mining & Metals	22,392,688	1.3

Industry Diversification Table

Annual Report December 31, 2015

	Value	% of Total Net Assets
Mobile Telecommunications	$14,650,066	0.9%
Oil & Gas	12,454,594	0.8
Pharmaceuticals	22,765,518	1.4
Property & Casualty Insurance	18,204,758	1.1
Recreational Products	22,864,870	1.4
Restaurant & Bars	13,501,488	0.8
Retailers — General	13,433,592	0.8
Semiconductors	87,842,242	5.3
Software	16,959,113	1.0
Software & Computer Services	25,460,922	1.5
Specialized Consumer Services	35,840,246	2.2
Transportation	25,350,006	1.5
Total Value of Investments	1,643,289,361	99.0
Other assets less liabilities	16,218,141	1.0
Net Assets	$1,659,507,502	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Equity Fund

	Shares	Value
COMMON STOCKS — 98.5%
ARGENTINA — 1.5%
MercadoLibre, Inc.	221,823	$25,363,242
AUSTRALIA — 2.9%
Brambles Ltd.	2,193,515	18,370,430
Cochlear Ltd.	222,527	15,399,168
Treasury Wine Estates Ltd.	2,290,281	13,751,144
		47,520,742
BERMUDA — 0.2%
Seadrill Ltd. (a)	834,467	2,881,756
BRAZIL — 1.1%
Embraer SA ADR	598,464	17,678,627
CANADA — 4.1%
Constellation Software, Inc.	40,678	16,959,113
Fairfax Financial Holdings Ltd.	59,489	28,242,335
Restaurant Brands International, Inc.	361,005	13,501,488
Ritchie Bros. Auctioneers, Inc.	409,365	9,869,790
		68,572,726
CHINA — 3.2%
Alibaba Group Holding Ltd. ADR (a)	176,818	14,369,999
Baidu, Inc. ADR (a)	146,215	27,640,483
Want Want China Holdings Ltd.	14,366,000	10,662,256
		52,672,738
DENMARK — 4.1%
DSV A/S	643,995	25,350,006
Novo Nordisk A/S, B Shares	393,199	22,765,518
Novozymes A/S, B Shares	411,289	19,692,060
		67,807,584
FINLAND — 2.5%
Kone Oyj, B Shares	538,080	22,783,001
Sampo Oyj, A Shares	374,225	19,004,087
		41,787,088

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Equity Fund

	Shares	Value
FRANCE — 1.6%
Edenred	490,231	$9,266,913
Essilor International SA	143,030	17,826,778
		27,093,691
GERMANY — 6.1%
Brenntag AG	276,635	14,414,907
Continental AG	78,126	18,899,558
Deutsche Boerse AG	347,250	30,523,851
MTU Aero Engines AG	117,270	11,429,785
SAP SE	320,854	25,460,922
		100,729,023
HONG KONG — 2.9%
Hang Seng Bank Ltd.	1,092,500	20,706,541
Hong Kong Exchanges and Clearing Ltd.	1,091,400	27,803,186
		48,509,727
INDIA — 0.5%
IDFC Bank Ltd. (a)	5,404,569	4,971,080
IDFC Ltd.	3,924,806	2,851,517
		7,822,597
IRELAND — 5.2%
CRH Plc.	846,300	24,501,980
James Hardie Industries Plc. SE CDI	1,563,634	19,714,157
Ryanair Holdings Plc. ADR	478,655	41,384,511
		85,600,648
JAPAN — 14.7%
DENSO Corp.	490,300	23,429,230
FANUC Corp.	98,500	16,970,552
Fast Retailing Co., Ltd.	58,700	20,533,933
Japan Exchange Group, Inc.	2,110,100	32,984,606
MS&AD Insurance Group Holdings, Inc.	620,800	18,204,758
Nidec Corp.	228,900	16,598,910
Rakuten, Inc.	1,864,100	21,470,247
Shimano, Inc.	148,900	22,864,870
SMC Corp.	94,400	24,518,881

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Equity Fund

	Shares	Value
Sumitomo Mitsui Trust Holdings, Inc.	6,667,000	$25,250,140
Toyota Tsusho Corp.	892,200	20,871,060
		243,697,187
NETHERLANDS — 3.8%
Heineken Holding NV	341,633	26,301,345
Unilever NV CVA	587,167	25,591,285
Yandex NV, Class A (a)	768,239	12,076,717
		63,969,347
PERU — 0.5%
Credicorp Ltd.	90,021	8,760,844
RUSSIA — 0.9%
Magnit PJSC GDR Reg S	370,066	14,881,066
SINGAPORE — 1.5%
United Overseas Bank Ltd.	1,796,104	24,762,554
SOUTH AFRICA — 2.9%
Naspers Ltd., N Shares	348,414	47,622,734
SOUTH KOREA — 4.1%
NAVER Corp.	28,470	15,875,993
Samsung Electronics Co., Ltd.	35,669	38,043,924
SK Telecom Co., Ltd.	80,047	14,650,066
		68,569,983
SPAIN — 2.8%
Bankinter SA	2,306,064	16,353,121
Inditex SA	900,101	30,922,351
		47,275,472
SWEDEN — 4.5%
Atlas Copco AB, B Shares	1,313,610	30,200,418
Svenska Handelsbanken AB, A Shares	2,643,741	35,112,804
Volvo AB, B Shares	1,070,452	9,925,830
		75,239,052

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Equity Fund

	Shares	Value
SWITZERLAND — 4.7%
Compagnie Financiere Richemont SA	222,326	$15,912,526
LafargeHolcim Ltd. (a)	295,927	14,969,527
Nestle SA	631,443	46,875,331
		77,757,384
TAIWAN — 4.2%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	2,694,604	13,664,313
Taiwan Semiconductor Manufacturing Co., Ltd.	13,085,000	56,451,847
		70,116,160
UNITED KINGDOM — 16.6%
ARM Holdings Plc.	2,059,451	31,390,395
ASOS Plc. (a)	199,391	10,131,060
BG Group Plc.	1,097,640	15,911,307
British American Tobacco Plc.	378,910	21,042,525
Burberry Group Plc.	635,198	11,175,756
Capita Plc.	1,378,696	24,530,608
Experian Plc.	1,274,400	22,524,400
Hargreaves Lansdown Plc.	1,001,118	22,225,574
Petrofac Ltd.	816,115	9,572,838
Prudential Plc.	1,246,545	28,084,189
Rio Tinto Plc.	769,100	22,392,688
Rolls-Royce Holdings Plc. (a)	930,290	7,879,995
Rolls-Royce Holdings Plc. Preference Shares (a)	106,592,670	157,140
St James's Place PLC	1,267,122	18,780,979
Tullow Oil Plc. (a)	2,437,802	5,971,316
Wolseley Plc.	430,316	23,371,844
		275,142,614
UNITED STATES — 1.4%
Copa Holdings SA, Class A	204,363	9,862,558
PriceSmart, Inc.	161,870	13,433,592
		23,296,150
Total Common Stocks
(cost $1,270,616,976)		1,635,130,736

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Equity Fund

	Shares	Value
PREFERRED STOCKS — 0.5%
BRAZIL — 0.5%
Itau Unibanco Holding SA ADR (cost $16,404,432)	1,253,245	$8,158,625
TOTAL INVESTMENTS — 99.0%
(cost $1,287,021,408)		$1,643,289,361
Other assets less liabilities — 1.0%		16,218,141
NET ASSETS — 100.0%		$1,659,507,502

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

CDI  —  Chess Depositary Interest.

CVA  —  Certificate Van Aandelen (Bearer).

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $1,287,021,408)	$1,643,289,361
Cash	14,933,251
Foreign cash, at value (cost $43,886)	43,768
Tax reclaims receivable	2,099,416
Dividends receivable	2,028,200
Total Assets	1,662,393,996
LIABILITIES
Management fee payable	1,801,658
Servicing fee payable	580,741
Trustee fee payable	28,622
Accrued expenses	475,473
Total Liabilities	2,886,494
NET ASSETS	$1,659,507,502
COMPOSITION OF NET ASSETS
Paid-in capital	$1,301,463,301
Distributions in excess of net investment income	(2,342,650)
Accumulated net realized gain on investments and foreign currency transactions	4,340,931
Net unrealized appreciation in value of investments and foreign currencies	356,045,920
$1,659,507,502
NET ASSET VALUE, PER SHARE
Class 2 ($708,665,578 / 66,567,938 shares outstanding), unlimited authorized, no par value	$10.65
Maximum Purchase Price Per Share (Note D)	$10.68
Minimum Redemption Price Per Share (Note D)	$10.64
Class 3 ($776,265,175 / 71,975,527 shares outstanding), unlimited authorized, no par value	$10.79
Maximum Purchase Price Per Share (Note D)	$10.82
Minimum Redemption Price Per Share (Note D)	$10.78
Class 5 ($174,576,749 / 15,716,976 shares outstanding), unlimited authorized, no par value	$11.11
Maximum Purchase Price Per Share (Note D)	$11.14
Minimum Redemption Price Per Share (Note D)	$11.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,839,351)	$51,008,151
Interest	5,301
Total Investment Income	51,013,452
EXPENSES
Management fee (Note B)	7,966,412
Shareholder Servicing fees — Class 1 Shares (Note B)	15,214
Shareholder Servicing fees — Class 2 Shares (Note B)	1,217,517
Shareholder Servicing fees — Class 3 Shares (Note B)	923,212
Shareholder Servicing fees — Class 4 Shares (Note B)	239,441
Shareholder Servicing fees — Class 5 Shares (Note B)	57,714
Fund accounting	1,065,502
Custody	429,771
Professional fees	239,742
Legal	215,010
Trustees' fees	122,845
Transfer agency	69,557
Insurance	24,825
Miscellaneous	18,926
Total Expenses	12,605,688
Net Investment Income	38,407,764
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	32,482,328
Foreign currency transactions	(1,984,331)
30,497,997
Net change in unrealized appreciation (depreciation) on:
Investments	(95,888,461)
Translation of assets and liabilities denominated in foreign currencies	(28,105)
(95,916,566)
Net realized and unrealized loss on investments and foreign currency transactions	(65,418,569)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(27,010,805)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$38,407,764	$41,899,388
Net realized gain from investments and foreign currency transactions	30,497,997	28,009,956
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(95,916,566)	(138,555,427)
Net decrease in net assets from operations	(27,010,805)	(68,646,083)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(283,889)
Class 2	(15,325,212)	(9,390,129)
Class 3	(17,070,973)	(19,194,094)
Class 4	(439,047)	(6,244,218)
Class 5	(4,013,556)	(5,362,838)
Capital gains:
Class 1	— *	(79,843)
Class 2	(6,953,265)	(2,356,308)
Class 3	(7,515,781)	(4,620,754)
Class 4	— *	(1,478,334)
Class 5	(1,641,353)	(1,234,770)
Total Dividends and Distributions	(52,959,187)	(50,245,177)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	255,949
Class 2	247,218,214	136,831,273
Class 3	25,126,900	220,966,910
Class 4	—	54,835,000
Class 5	—	304,629,645
Purchase fees:
Class 1	641	3,626
Class 2	65,938	67,788
Class 3	87,703	179,891
Class 4	34,324	72,418
Class 5	28,860	18,147
Redemption fees:
Class 1	405	5,368
Class 2	296,120	122,868
Class 3	329,043	306,728
Class 4	131,738	106,695
Class 5	87,989	47,408
Dividends reinvested:
Class 2	22,278,477	11,746,437
Class 3	24,586,754	23,814,848
Class 4	439,047	7,722,552
Class 5	5,654,909	6,597,607

*  Capital gains distributions were not made due to classes being dormant.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Cost of shares redeemed:
Class 1	$(19,688,877)	$(8,566,950)
Class 2	(51,362,173)	(211,341,046)
Class 3	(335,706,903)	(380,295,118)
Class 4	(349,226,277)	(304,629,645)
Class 5	(120,120,122)	—
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(549,737,290)	(136,501,601)
Total Decrease in Net Assets	(629,707,282)	(255,392,861)
NET ASSETS
Beginning of year	2,289,214,784	2,544,607,645
End of year (including distributions in excess of net investment income of $2,342,650 and $1,917,295, respectively)	$1,659,507,502	$2,289,214,784

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford International Equity Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
Net asset value, beginning of year	$11.20	$11.79	$10.39	$8.63		$9.95
From Investment Operations
Net investment income(a)	0.19	0.18	0.19	0.22		0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.40)	(0.52)	1.40	1.69		(1.36)
Net increase (decrease) in net asset value from investment operations	(0.21)	(0.34)	1.59	1.91		(1.20)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.24)	(0.20)	(0.19)	(0.16)		(0.12)
Distributions from net realized gain on investments	(0.11)	(0.05)	—	—		(0.01)
Total Dividends and Distributions	(0.35)	(0.25)	(0.19)	(0.16)		(0.13)
Proceeds from Purchase Fees and Redemption Fees(a)	0.01	0.00 (b)	0.00 (b)	0.01		0.01
Net asset value, end of year	$10.65	$11.20	$11.79	$10.39		$8.63
Total Return
Total return based on net asset value(c)	(1.89)%	(2.93)%	15.35%	22.33%		(11.94)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$708,666	$542,943	$637,144	$682,452		$831,065
Ratio of net expenses to average net assets, before waiver	0.62%	0.61%	0.61%	0.64	%(d)	0.67%
Ratio of net expenses to average net assets, after waiver	0.62%	0.61%	0.61%	0.62	%(d)	0.67%
Ratio of net investment income to average net assets	1.61%	1.57%	1.72%	2.27%		1.74%
Portfolio turnover rate(e)	15%	11%	16%	13%		11%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Effective January 1, 2012, Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the Fund's management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford International Equity Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
Net asset value, beginning of year	$11.34	$11.93	$10.52	$8.73		$10.06
From Investment Operations
Net investment income(a)	0.20	0.21	0.19	0.17		0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.41)	(0.54)	1.42	1.78		(1.37)
Net increase (decrease) in net asset value from investment operations	(0.21)	(0.33)	1.61	1.95		(1.20)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.24)	(0.21)	(0.20)	(0.17)		(0.13)
Distributions from net realized gain on investments	(0.11)	(0.05)	—	—		(0.01)
Total Dividends and Distributions	(0.35)	(0.26)	(0.20)	(0.17)		(0.14)
Proceeds from Purchase Fees and Redemption Fees(a)	0.01	0.00 (b)	0.00 (b)	0.01		0.01
Net asset value, end of year	$10.79	$11.34	$11.93	$10.52		$8.73
Total Return
Total return based on net asset value(c)	(1.82)%	(2.83)%	15.34%	22.50%		(11.85)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$776,265	$1,078,665	$1,268,490	$862,591		$367,327
Ratio of net expenses to average net assets, before waiver	0.54%	0.54%	0.54%	0.58	%(d)	0.60%
Ratio of net expenses to average net assets, after waiver	0.54%	0.54%	0.54%	0.56	%(d)	0.60%
Ratio of net investment income to average net assets	1.69%	1.76%	1.75%	1.71%		1.75%
Portfolio turnover rate(e)	15%	11%	16%	13%		11%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Effective January 1, 2012, Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the Fund's management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford International Equity Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Period April 7, 2014(a) through December 31, 2014
Net asset value, beginning of period	$11.67	$12.25
From Investment Operations
Net investment income(b)	0.22	0.15
Net realized and unrealized loss on investments and foreign currency transactions	(0.42)	(0.46)
Net decrease in net asset value from investment operations	(0.20)	(0.31)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.25)	(0.22)
Distributions from net realized gain on investments	(0.11)	(0.05)
Total Dividends and Distributions	(0.36)	(0.27)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)
Net asset value, end of period	$11.11	$11.67
Total Return
Total return based on net asset value(d)	(1.75)%	(2.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$174,577	$296,649
Ratio of net expenses to average net assets	0.47%	0.47%*
Ratio of net investment income to average net assets	1.83%	1.61%*
Portfolio turnover rate(e)	15%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford EAFE Fund

	Value	% of Total Net Assets
Aerospace	$53,243,108	2.5%
Apparel Retailers	170,578,877	7.7
Automobiles	106,100,553	4.9
Banks	188,624,850	8.6
Biotechnology	93,673,826	4.3
Broadline Retailers	47,611,837	2.2
Business Support Services	19,117,963	0.9
Chemicals	50,229,935	2.3
Clothing & Accessories	40,453,814	1.8
Commodity Chemicals	27,473,612	1.3
Computers	11,157,799	0.5
Construction & Building Materials	15,095,249	0.7
Diversified Financial Services	42,132,195	1.9
Diversified Industrials	22,714,667	1.0
Energy — Alternate Sources	10,335,655	0.5
Food & Drug Retailers	11,692,435	0.5
Food Producers & Processors	10,855,978	0.5
Food Retailers & Wholesalers	34,567,651	1.6
General Financial	11,492,308	0.5
General Retailers	13,520,715	0.6
Healthcare — Products	38,047,578	1.8
Industrial Machinery	105,877,547	4.8
Insurance	61,930,441	2.8
Internet	271,422,665	12.4
Life Insurance	92,295,916	4.2
Media	44,910,244	2.1
Media & Photography	13,302,448	0.6
Personal products	59,508,501	2.7
Pharmaceuticals	44,310,367	2.0
Publishing	12,895,049	0.6
Semiconductors	126,310,553	5.8
Software	15,724,586	0.7
Speciality Finance	79,719,769	3.6
Specialized Consumer Services	148,368,048	6.8
Telecommunication Services	76,614,074	3.5
Travel & Tourism	1,542,511	0.1
Total Value of Investments	2,173,453,324	99.3
Other assets less liabilities	15,399,492	0.7
Net Assets	$2,188,852,816	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Fund

	Shares	Value
COMMON STOCKS — 99.3%
ARGENTINA — 1.0%
MercadoLibre, Inc.	197,725	$22,607,877
AUSTRIA — 0.6%
ams AG	361,823	12,095,238
CHINA — 15.5%
Alibaba Group Holding Ltd. ADR (a)	962,044	78,185,316
Baidu, Inc. ADR (a)	649,046	122,695,656
Ctrip.com International Ltd. ADR (a)	33,294	1,542,511
JD.com, Inc. ADR (a)	387,800	12,512,367
New Oriental Education & Technology Group, Inc. ADR	514,513	16,140,273
Tencent Holdings Ltd.	5,492,100	107,535,242
		338,611,365
DENMARK — 5.0%
Chr. Hansen Holding A/S	320,316	20,035,893
Genmab A/S (a)	119,943	15,948,105
Novo Nordisk A/S, B Shares	765,315	44,310,367
Novozymes A/S, B Shares	626,425	29,992,532
		110,286,897
FRANCE — 5.4%
Compagnie Generale d'Optique Essillor International SA	189,710	23,644,816
Kering	205,289	35,099,470
L'Oreal SA	353,784	59,508,501
		118,252,787
GERMANY — 5.8%
Aixtron SE (a)	1,193,844	5,296,116
BASF SE	360,648	27,473,612
Dialog Semiconductor Plc. (a)	81,808	2,729,836
MorphoSys AG (a)	196,721	12,240,960
Rocket Internet SE 144A (a)(b)	516,174	15,724,586
SMA Solar Technology AG (a)	186,895	10,335,655
Zalando SE 144A (a)(b)	1,355,825	53,633,601
		127,434,366

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Fund

	Shares	Value
HONG KONG — 5.5%
AIA Group Ltd.	15,446,800	$92,295,916
Hong Kong Exchanges and Clearing Ltd.	1,136,101	28,941,935
		121,237,851
INDIA — 0.6%
Housing Development Finance Corp., Ltd.	693,500	13,190,260
IRELAND — 1.7%
Bank of Ireland (a)	62,171,637	22,949,730
James Hardie Industries Plc. SE CDI	1,197,284	15,095,249
		38,044,979
ITALY — 7.8%
EXOR SpA	587,587	26,668,779
Fiat Chrysler Automobiles NV (a)	7,639,767	106,100,553
UniCredit SpA	7,026,375	38,846,866
		171,616,198
JAPAN — 11.2%
Don Quijote Holdings Co., Ltd.	385,000	13,520,715
M3, Inc.	2,166,000	44,910,244
Rakuten, Inc.	4,692,100	54,042,459
SBI Holdings, Inc.	1,065,000	11,492,308
SMC Corp.	167,200	43,427,510
SoftBank Group Corp.	1,518,000	76,614,074
		244,007,310
NETHERLANDS — 2.6%
ASML Holding NV	511,149	45,416,599
Gemalto NV	185,956	11,157,799
		56,574,398
NORWAY — 1.2%
Schibsted ASA, Class A	404,617	13,302,448
Schibsted ASA, Class B (a)	404,617	12,895,049
		26,197,497
PORTUGAL — 0.6%
Jeronimo Martins SGPS SA	924,037	12,023,988

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Fund

	Shares	Value
RUSSIA — 0.4%
Magnit PJSC GDR Reg S	241,563	$9,713,713
SOUTH KOREA — 1.6%
Celltrion, Inc. (a)	216,644	15,456,336
NAVER Corp.	33,326	18,583,890
		34,040,226
SPAIN — 8.8%
Banco Popular Espanol SA	12,927,045	42,593,361
Banco Santander SA	4,103,388	20,186,196
Distribuidora Internacional de Alimentacion SA (a)	2,175,259	12,829,950
Inditex SA	3,404,093	116,945,276
		192,554,783
SWEDEN — 9.2%
Alfa Laval AB	1,244,226	22,714,667
Atlas Copco AB, A Shares	2,546,403	62,450,037
Elekta AB, B Shares	1,695,069	14,402,762
Investment AB Kinnevik, B Shares	1,722,363	53,050,990
Svenska Handelsbanken AB, A Shares	3,635,227	48,281,209
		200,899,665
SWITZERLAND — 4.1%
Compagnie Financiere Richemont SA	565,211	40,453,814
Syngenta AG	128,333	50,229,935
		90,683,749
TURKEY — 0.5%
BIM Birlesik Magazalar A/S	616,742	10,855,978
UNITED KINGDOM — 10.2%
Aggreko Plc.	1,420,165	19,117,963
ARM Holdings Plc.	3,987,160	60,772,764
Ocado Group Plc. (a)	2,617,071	11,692,435
Prudential Plc.	2,748,845	61,930,441
Rolls-Royce Holdings Plc. (a)	6,185,930	52,397,744

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Fund

	Shares	Value
Rolls-Royce Holdings Plc. Preference Shares (a)	573,435,711	$845,364
Standard Chartered Plc.	1,900,338	15,767,488
		222,524,199
TOTAL INVESTMENTS — 99.3%
(cost $1,680,350,450)		$2,173,453,324
Other assets less liabilities — 0.7%		15,399,492
NET ASSETS — 100.0%		$2,188,852,816

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2015, the net value of these securities was $69,358,187 representing 3.2% of net assets.

ADR  —  American Depositary Receipt.

CDI  —  Chess Depositary Interest.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,680,350,450)	$2,173,453,324
Cash	16,005,605
Foreign cash, at value (cost $28,424)	28,305
Tax reclaims receivable	1,840,832
Dividends receivable	326,226
Capital shares sold receivable	250,000
Total Assets	2,191,904,292
LIABILITIES
Management fee payable	1,966,870
Servicing fee payable	521,077
Trustee fee payable	30,012
Accrued expenses	533,517
Total Liabilities	3,051,476
NET ASSETS	$2,188,852,816
COMPOSITION OF NET ASSETS
Paid-in capital	$1,711,286,724
Distributions in excess of net investment income	(18,242,099)
Accumulated net realized gain on investments and foreign currency transactions	2,860,807
Net unrealized appreciation in value of investments and foreign currencies	492,947,384
$2,188,852,816
NET ASSET VALUE, PER SHARE
Class 2 ($732,134,704 / 69,615,824 shares outstanding), unlimited authorized, no par value	$10.52
Maximum Purchase Price Per Share (Note D)	$10.55
Minimum Redemption Price Per Share (Note D)	$10.51
Class 3 ($490,217,613 / 46,521,035 shares outstanding), unlimited authorized, no par value	$10.54
Maximum Purchase Price Per Share (Note D)	$10.57
Minimum Redemption Price Per Share (Note D)	$10.53
Class 4 ($199,085,521 / 18,867,216 shares outstanding), unlimited authorized, no par value	$10.55
Maximum Purchase Price Per Share (Note D)	$10.58
Minimum Redemption Price Per Share (Note D)	$10.54
Class 5 ($767,414,978 / 72,640,369 shares outstanding), unlimited authorized, no par value	$10.56
Maximum Purchase Price Per Share (Note D)	$10.59
Minimum Redemption Price Per Share (Note D)	$10.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,906,741)	$32,385,581
Interest	442
Total Investment Income	32,386,023
EXPENSES
Management fee (Note B)	8,071,112
Shareholder Servicing fees — Class 2 Shares (Note B)	1,308,655
Shareholder Servicing fees — Class 3 Shares (Note B)	508,554
Shareholder Servicing fees — Class 4 Shares (Note B)	148,212
Shareholder Servicing fees — Class 5 Shares (Note B)	163,189
Fund accounting	1,100,758
Custody	491,846
Professional fees	301,722
Legal	241,269
Trustees' fees	123,203
Transfer agency	63,700
Insurance	24,422
Miscellaneous	19,177
Total Expenses	12,565,819
Net Investment Income	19,820,204
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	23,855,926
Foreign currency transactions	(617,039)
23,238,887
Net change in unrealized appreciation (depreciation) on:
Investments	(109,511,221)
Translation of assets and liabilities denominated in foreign currencies	(2,150)
(109,513,371)
Net realized and unrealized loss on investments and foreign currency transactions	(86,274,484)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(66,454,280)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$19,820,204	$29,403,379
Net realized gain from investments and foreign currency transactions	23,238,887	121,660,874
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(109,513,371)	(316,322,952)
Net decrease in net assets from operations	(66,454,280)	(165,258,699)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(5,966,269)	(9,320,741)
Class 3	(4,330,966)	(6,352,405)
Class 4	(1,816,851)	(2,730,027)
Class 5	(7,380,450)	(10,901,354)
Capital gains:
Class 2	(11,267,799)	(29,768,962)
Class 3	(7,479,657)	(19,181,263)
Class 4	(3,059,883)	(8,054,995)
Class 5	(11,775,272)	(30,984,381)
Total Dividends and Distributions	(53,077,147)	(117,294,128)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	35,137,479	45,528,771
Class 3	22,937,350	2,346,938
Class 4	—	—
Class 5	—	—
Purchase fees:
Class 2	42,401	21,985
Class 3	29,574	14,081
Class 4	11,350	5,903
Class 5	43,743	22,738
Redemption fees:
Class 2	24,000	47,221
Class 3	15,751	30,074
Class 4	6,611	12,616
Class 5	25,474	48,592
Dividends reinvested:
Class 2	16,614,298	38,035,551
Class 3	11,810,623	25,533,668
Class 4	4,876,734	10,785,022
Class 5	19,155,722	41,885,735
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Cost of shares redeemed:
Class 1	$—	$(26,371,394)
Class 2	(34,409,812)	(62,864,979)
Class 3	(6,012,024)	(8,013,523)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	70,309,274	67,068,999
Total Decrease in Net Assets	(49,222,153)	(215,483,828)
NET ASSETS
Beginning of year	2,238,074,969	2,453,558,797
End of year (including distributions in excess of net investment income of $18,242,099 and $17,950,728, respectively)	$2,188,852,816	$2,238,074,969

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value, beginning of year	$11.11	$12.58	$9.88	$8.40	$9.70
From Investment Operations
Net investment income(a)	0.09	0.14	0.13	0.11	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.42)	(1.01)	2.70	1.47	(1.27)
Net increase (decrease) in net asset value from investment operations	(0.33)	(0.87)	2.83	1.58	(1.14)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.09)	(0.14)	(0.13)	(0.10)	(0.16)
Distributions from net realized gain on investments	(0.17)	(0.46)	—	—	—
Total Dividends and Distributions	(0.26)	(0.60)	(0.13)	(0.10)	(0.16)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$10.52	$11.11	$12.58	$9.88	$8.40
Total Return
Total return based on net asset value(c)	(3.07)%	(6.98)%	28.69%	18.78%	(11.70)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$732,135	$754,210	$828,208	$936,352	$682,295
Ratio of net expenses to average net assets	0.62%	0.61%	0.61%	0.61%	0.60%
Ratio of net investment income to average net assets	0.78%	1.18%	1.21%	1.20%	1.33%
Portfolio turnover rate(d)	17%	18%	15%	18%	11%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value, beginning of year	$11.13	$12.61	$9.90	$8.42	$9.72
From Investment Operations
Net investment income(a)	0.10	0.15	0.14	0.12	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.43)	(1.02)	2.71	1.46	(1.26)
Net increase (decrease) in net asset value from investment operations	(0.33)	(0.87)	2.85	1.58	(1.13)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.09)	(0.15)	(0.14)	(0.10)	(0.17)
Distributions from net realized gain on investments	(0.17)	(0.46)	—	—	—
Total Dividends and Distributions	(0.26)	(0.61)	(0.14)	(0.10)	(0.17)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$10.54	$11.13	$12.61	$9.90	$8.42
Total Return
Total return based on net asset value(c)	(3.02)%	(6.91)%	28.83%	18.82%	(11.61)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$490,218	$487,943	$530,001	$490,822	$502,187
Ratio of net expenses to average net assets	0.55%	0.54%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	0.85%	1.23%	1.30%	1.26%	1.35%
Portfolio turnover rate(d)	17%	18%	15%	18%	11%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period October 10, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.15	$12.62	$11.68
From Investment Operations
Net investment income(b)	0.10	0.16	0.00	(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.43)	(1.01)	1.08
Net increase (decrease) in net asset value from investment operations	(0.33)	(0.85)	1.08
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.10)	(0.16)	(0.14)
Distributions from net realized gain on investments	(0.17)	(0.46)	—
Total Dividends and Distributions	(0.27)	(0.62)	(0.14)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00	(c)
Net asset value, end of period	$10.55	$11.15	$12.62
Total Return
Total return based on net asset value(d)	(2.99)%	(6.88)%	9.29%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$199,086	$205,228	$220,388
Ratio of net expenses to average net assets	0.52%	0.51%	0.52	%*
Ratio of net investment income to average net assets	0.89%	1.26%	0.03	%*
Portfolio turnover rate(e)	17%	18%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period July 18, 2012(a) through December 31, 2012
Net asset value, beginning of period	$11.16	$12.64	$9.92	$8.67
From Investment Operations
Net investment income(b)	0.11	0.16	0.14	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.44)	(1.02)	2.73	1.33
Net increase (decrease) in net asset value from investment operations	(0.33)	(0.86)	2.87	1.36
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.10)	(0.16)	(0.15)	(0.11)
Distributions from net realized gain on investments	(0.17)	(0.46)	—	—
Total Dividends and Distributions	(0.27)	(0.62)	(0.15)	(0.11)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.56	$11.16	$12.64	$9.92
Total Return
Total return based on net asset value(d)	(2.94)%	(6.83)%	28.97%	15.72%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$767,415	$790,695	$848,681	$616,590
Ratio of net expenses to average net assets	0.47%	0.46%	0.46%	0.46%*
Ratio of net investment income to average net assets	0.94%	1.30%	1.28%	0.70%*
Portfolio turnover rate(e)	17%	18%	15%	18%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford EAFE Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$12,560,579	4.6%
Asset Managers	9,734,551	3.6
Auto Manufacturers	3,915,077	1.5
Auto Parts	3,464,448	1.3
Banks	14,180,548	5.3
Beverages, Food & Tobacco	2,585,463	1.0
Biotechnology	3,746,432	1.3
Brewers	9,294,622	3.5
Broadline Retailers	1,622,929	0.6
Bus, Train & Employment	3,173,881	1.2
Business Support Services	6,987,566	2.7
Clothing & Accessories	4,901,715	1.9
Containers & Packaging	2,716,795	1.0
Distillers & Vintners	2,657,704	1.0
Diversified Industrials	3,438,355	1.3
Electrical Components & Equipment	3,258,686	1.2
Electronic & Electrical Equipment	2,922,742	1.1
Electronic Equipment	4,952,994	1.9
Food & Drug Retailers	2,146,219	0.8
Food Products	11,091,330	4.1
Food Retailers & Wholesalers	5,858,294	2.2
Footwear	4,245,775	1.6
General Mining	1,365,872	0.5
Holding Companies — Diversified	1,087,574	0.4
Industrial Machinery	19,693,390	7.3
Integrated Oil & Gas	3,119,639	1.2
Internet	3,516,144	1.3
Investment Companies	1,578,289	0.6
Investment Services	3,298,304	1.2
Media & Photography	3,947,307	1.5
Media Agencies	5,447,760	2.0
Medical Equipment	10,672,592	4.0
Nondurable Household Products	5,832,623	2.2
Nonlife Insurance	4,060,685	1.5
Oil Equipment & Services	2,999,405	1.1
Personal Products	4,095,281	1.5
Pharmaceuticals	4,834,345	1.8
Pharmaceuticals & Biotechnology	8,363,454	3.1
Property & Casualty Insurance	7,281,317	2.7
Recreational Products	6,111,631	2.3

Industry Diversification Table

Annual Report December 31, 2015

	Value	% of Total Net Assets
Restaurants & Bars	$1,582,943	0.6%
Retailers — General	3,727,961	1.4
Semiconductors	14,246,856	5.3
Specialised Consumer Services	3,329,229	1.2
Speciality Chemicals	4,683,846	1.7
Speciality Finance	9,426,159	3.5
Specialized Consumer Services	8,898,362	3.3
Total Value of Investments	262,657,673	97.9
Other assets less liabilities	5,593,528	2.1
Net Assets	$268,251,201	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Choice Fund

	Shares	Value
COMMON STOCKS — 97.5%
AUSTRALIA — 5.6%
Brambles Ltd.	324,398	$2,716,795
Cochlear Ltd.	88,631	6,133,384
Mesoblast Ltd. (a)	270,908	362,186
Mesoblast Ltd. ADR (a)	4,400	27,984
Seek Ltd.	285,161	3,173,881
Treasury Wine Estates Ltd.	442,646	2,657,704
		15,071,934
CHINA — 4.0%
Alibaba Group Holding Ltd. ADR (a)	38,079	3,094,680
Baidu, Inc. ADR (a)	18,600	3,516,144
JD.com, Inc. ADR (a)	50,300	1,622,929
Tsingtao Brewery Co., Ltd., Class H	573,943	2,585,463
		10,819,216
DENMARK — 6.3%
Carlsberg A/S, B Shares	59,191	5,243,831
Novo Nordisk A/S, B Shares	144,451	8,363,454
Novozymes A/S, B Shares	70,099	3,356,262
		16,963,547
FINLAND — 1.4%
Kone Oyj, B Shares	90,595	3,835,909
FRANCE — 1.2%
Legrand SA	57,609	3,258,686
GERMANY — 2.8%
adidas AG	43,744	4,245,775
Zalando SE 144A (a)(b)	83,939	3,320,451
		7,566,226

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Choice Fund

	Shares	Value
HONG KONG — 3.2%
BOC Hong Kong Holdings Ltd.	646,960	$1,968,714
Cafe de Coral Holdings Ltd.	563,702	1,651,953
Jardine Matheson Holdings Ltd.	71,000	3,438,355
Jardine Strategic Holdings Ltd.	39,900	1,087,574
Li & Fung Ltd.	428,782	289,980
		8,436,576
INDIA — 1.5%
Mahindra & Mahindra Ltd. GDR	204,872	3,915,077
ISRAEL — 0.1%
Protalix BioTherapeutics, Inc. (a)	212,364	216,611
JAPAN — 19.8%
Asahi Group Holdings Ltd.	129,400	4,050,791
DENSO Corp.	72,500	3,464,448
Japan Exchange Group, Inc.	211,000	3,298,304
Kakaku.com, Inc.	97,900	1,925,654
Kao Corp.	113,500	5,832,623
MS&AD Insurance Group Holdings, Inc.	248,300	7,281,317
Olympus Corp.	115,300	4,539,208
Rakuten, Inc.	336,700	3,878,028
Shimano, Inc.	39,800	6,111,631
Shiseido Co., Ltd.	183,400	3,805,301
SMC Corp.	12,300	3,194,727
SUGI Holdings Co., Ltd.	38,900	2,146,219
THK Co., Ltd.	186,500	3,456,607
		52,984,858
PORTUGAL — 1.1%
Jeronimo Martins SGPS SA	230,715	3,002,168
SINGAPORE — 1.6%
United Overseas Bank Ltd.	315,006	4,342,930
SOUTH AFRICA — 2.3%
Clicks Group Ltd.	360,599	2,076,008
Naspers Ltd., N Shares	28,879	3,947,307
		6,023,315

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Choice Fund

	Shares	Value
SOUTH KOREA — 2.4%
Samsung Electronics Co., Ltd. GDR (b)	4,449	$2,358,793
Samsung Fire & Marine Insurance Co., Ltd.	15,534	4,060,685
		6,419,478
SPAIN — 3.0%
Corporacion Financiera Alba SA	36,571	1,578,289
Distribuidora Internacional de Alimentacion SA (a)	484,243	2,856,126
Inditex SA	104,066	3,575,116
		8,009,531
SWEDEN — 7.7%
Atlas Copco AB, B Shares	197,695	4,545,087
Investment AB Kinnevik, B Shares	217,800	6,708,520
Investor AB, B Shares	73,949	2,717,639
Svenska Handelsbanken AB, A Shares	500,444	6,646,639
		20,617,885
SWITZERLAND — 8.3%
Compagnie Financiere Richemont SA	32,742	2,343,441
Mettler-Toledo International, Inc. (a)	14,605	4,952,994
Nestle SA	91,619	6,801,360
Roche Holding AG — Genusschein	16,664	4,617,734
Schindler Holding AG, Participating Certificates	21,407	3,581,368
		22,296,897
TAIWAN — 2.9%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	576,365	2,922,742
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	213,303	4,852,643
		7,775,385
UNITED KINGDOM — 22.3%
ARM Holdings Plc.	393,328	5,995,152
ASOS Plc. (a)	111,494	5,665,012
Auto Trader Group Plc. 144A (a)(b)	510,626	3,329,229
BG Group Plc.	215,208	3,119,639
BHP Billiton Plc.	122,479	1,365,872
Burberry Group Plc.	145,405	2,558,274
Capita Plc.	219,314	3,902,170
Hargreaves Lansdown Plc.	315,267	6,999,165

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Choice Fund

	Shares	Value
Imagination Technologies Group Plc. (a)	528,839	$1,040,268
Intertek Group Plc.	75,425	3,085,396
John Wood Group Plc.	333,035	2,999,405
Johnson Matthey Plc.	119,736	4,683,846
Jupiter Fund Management Plc.	411,592	2,735,386
Mitchells & Butlers Plc.	313,150	1,582,943
Rightmove Plc.	89,645	5,447,760
Unilever Plc.	100,017	4,289,970
Weir Group Plc. (The)	73,504	1,079,692
		59,879,179
Total Common Stocks
(cost $249,428,651)		261,435,408
PREFERRED STOCKS — 0.4%
BRAZIL — 0.4%
Itau Unibanco Holding SA ADR (cost $2,132,492)	187,752	1,222,265
TOTAL INVESTMENTS — 97.9%
(cost $251,561,143)		$262,657,673
Other assets less liabilities — 2.1%		5,593,528
NET ASSETS — 100.0%		$268,251,201

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2015, the net value of these securities was $9,008,473 representing 3.4% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $251,561,143)	$262,657,673
Cash	3,088,727
Foreign cash, at value (cost $2,394,686)	2,373,800
Dividends receivable	260,075
Tax reclaims receivable	241,610
Receivable for investments sold	49,667
Total Assets	268,671,552
LIABILITIES
Management fee payable	237,744
Servicing fee payable	115,904
Trustee fee payable	3,620
Payable for investments purchased	57
Accrued expenses	63,026
Total Liabilities	420,351
NET ASSETS	$268,251,201
COMPOSITION OF NET ASSETS
Paid-in capital	$265,512,932
Distributions in excess of net investment income	(616,313)
Accumulated net realized loss on investments and foreign currency transactions	(7,717,337)
Net unrealized appreciation in value of investments and foreign currencies	11,071,919
$268,251,201
NET ASSET VALUE, PER SHARE
Class 1 ($19,516,102 / 1,568,483 shares outstanding), unlimited authorized, no par value	$12.44
Maximum Purchase Price Per Share (Note D)	$12.47
Minimum Redemption Price Per Share (Note D)	$12.43
Class 2 ($229,032,176 / 18,251,102 shares outstanding), unlimited authorized, no par value	$12.55
Maximum Purchase Price Per Share (Note D)	$12.58
Minimum Redemption Price Per Share (Note D)	$12.54
Class 3 ($19,702,923 / 1,555,678 shares outstanding), unlimited authorized, no par value	$12.67
Maximum Purchase Price Per Share (Note D)	$12.70
Minimum Redemption Price Per Share (Note D)	$12.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $501,143)	$4,733,226
Interest	63
Total Investment Income	4,733,289
EXPENSES
Management fee (Note B)	843,070
Shareholder Servicing fees — Class 1 Shares (Note B)	50,143
Shareholder Servicing fees — Class 2 Shares (Note B)	340,442
Shareholder Servicing fees — Class 3 Shares (Note B)	20,560
Fund accounting	153,776
Custody	55,760
Transfer agency	44,114
Legal	36,166
Trustees' fees	13,777
Professional fees	11,341
Insurance	2,083
Miscellaneous	6,238
Total Expenses	1,577,470
Net Investment Income	3,155,819
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(4,774,724)
Foreign currency transactions	35,174
(4,739,550)
Net change in unrealized appreciation (depreciation) on:
Investments	(416,473)
Translation of assets and liabilities denominated in foreign currencies	2,542
(413,931)
Net realized and unrealized loss on investments and foreign currency transactions	(5,153,481)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,997,662)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford EAFE Choice Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,155,819	$1,597,333
Net realized gain (loss) from investments and foreign currency transactions	(4,739,550)	6,387,838
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(413,931)	(16,200,724)
Net decrease in net assets from operations	(1,997,662)	(8,215,553)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(219,253)	(186,113)
Class 2	(2,733,303)	(1,264,099)
Class 3	(246,548)	(224,951)
Total Dividends and Distributions	(3,199,104)	(1,675,163)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	215,409,582	61,146,066
Class 3	1,931,937	20,531,631
Purchase fees:
Class 1	25,569	26,546
Class 2	211,071	165,327
Class 3	25,857	1,586
Redemption fees:
Class 1	877	9,582
Class 2	10,062	36,836
Class 3	901	10
Dividends reinvested:
Class 1	219,253	186,113
Class 2	2,733,303	1,264,099
Class 3	246,548	224,951
Cost of shares redeemed:
Class 2	(93,972,196)	(40,487,027)
Class 3	(1,502,224)	(45,090)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	125,340,540	43,060,630
Total Increase in Net Assets	120,143,774	33,169,914
NET ASSETS
Beginning of year	148,107,427	114,937,513
End of year (including distributions in excess of net investment income of $616,313 and $789,502 respectively)	$268,251,201	$148,107,427

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Choice Fund
Selected data for a Class 1 Shares outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period December 17, 2013(a) through December 31, 2013
Net asset value, beginning of period	$12.32	$13.02	$12.80
From Investment Operations
Net investment income(b)	0.17	0.15	0.00	(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.07 (f)	(0.75)	0.56
Net increase (decrease) in net asset value from investment operations	0.24	(0.60)	0.56
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.12)	(0.34)
Proceeds from Purchase Fees and Redemption Fees(b)	0.02	0.02	0.00	(c)
Net asset value, end of period	$12.44	$12.32	$13.02
Total Return
Total return based on net asset value(d)	2.10%	(4.46)%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$19,516	$19,115	$19,995
Ratio of net expenses to average net assets	0.73%	0.84%	0.27	%*
Ratio of net investment income to average net assets	1.34%	1.12%	0.61	%*
Portfolio turnover rate(e)	16%	23%	25%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Choice Fund
Selected data for a Class 2 Shares outstanding throughout each year:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value, beginning of year	$12.43	$13.13	$11.19	$9.45	$11.24
From Investment Operations
Net investment income(a)	0.17	0.16	0.17	0.23	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09 (e)	(0.75)	2.19	1.83	(1.64)
Net increase (decrease) in net asset value from investment operations	0.26	(0.59)	2.36	2.06	(1.43)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.14)	(0.43)	(0.32)	(0.21)
Distributions from net realized gain on investments	—	—	—	—	(0.17)
Total Dividends and Distributions	(0.15)	(0.14)	(0.43)	(0.32)	(0.38)
Proceeds from Purchase Fees and Redemption Fees(a)	0.01	0.03	0.01	0.00 (c)	0.02
Net asset value, end of year	$12.55	$12.43	$13.13	$11.19	$9.45
Total Return
Total return based on net asset value(b)	2.16%	(4.25)%	21.20%	21.81%	(12.54)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$229,032	$110,234	$94,942	$156,038	$115,242
Ratio of net expenses to average net assets	0.65%	0.66%	0.67%	0.64%	0.65%
Ratio of net investment income to average net assets	1.29%	1.23%	1.41%	2.23%	1.97%
Portfolio turnover rate(d)	16%	23%	25%	21%	46%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)  Amount is less than $0.005 per share.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Choice Fund
Selected data for a Class 3 Shares outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Period July 7, 2014(e) through December 31, 2014		For the Period January 1, 2013 through April 16, 2013(d)		For the Period January 23, 2012(e) through December 31, 2012		For the Period January 1, 2011 through April 18, 2011(d)
Net asset value, beginning of period	$12.54	$14.08		$11.22		$10.15		$11.42
From Investment Operations
Net investment income(b)	0.20	0.05		0.07		0.28		0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.07 (h)	(1.44)		0.79		1.12		0.15
Net increase (decrease) in net asset value from investment operations	0.27	(1.39)		0.86		1.40		0.24
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)	(0.15)		—		(0.33)		—
Proceeds from Purchase Fees and Redemption Fees(b)	0.02	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)
Net asset value, end of period	$12.67	$12.54		$12.08		$11.22		$11.66
Total Return
Total return based on net asset value(c)	2.25%	(9.86	)%**	7.66	%**	13.79	%**	2.10	%**
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$19,703	$18,758		$—	(d)	$27,557		$—	(d)
Ratio of net expenses to average net assets	0.58%	0.58	%*	0.55	%*	0.57	%*	0.57	%*
Ratio of net investment income to average net assets	1.51%	0.71	%*	2.29	%*	2.86	%*	2.50	%*
Portfolio turnover rate(g)	16%	23%		5%		21%		46%

*  Annualized.

**  Not annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Class had no shareholders from April 19, 2011 to January 22, 2012 and from April 17, 2013 to July 6, 2014. All shares of this class were redeemed at $11.66 on April 18, 2011. New shares were issued at $10.15 on January 23, 2012. All shares of this class were redeemed at $12.08 on April 16, 2013. New shares were issued at $14.08 on July 7, 2014.

(e)  Recommencement of investment operations

(f)  Amount is less than $0.005 per share.

(g)  Portfolio turnover rate calculated at Fund level.

(h)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford EAFE Pure Fund

	Value	% of Total Net Assets
Apparel Retailers	$10,299,857	5.9%
Asset Managers	7,177,372	4.2
Auto Parts	2,265,033	1.3
Banks	10,799,500	6.3
Biotechnology	2,701,096	1.5
Brewers	6,785,660	3.9
Bus, Train & Employment	2,370,597	1.4
Business Support Services	5,748,900	3.3
Clothing & Accessories	4,603,654	2.7
Containers & Packaging	2,220,315	1.3
Distillers & Vintners	1,870,539	1.1
Diversified Industrials	3,351,186	1.9
Drug Retailers	1,395,870	0.8
Electrical Components & Equipment	2,071,827	1.2
Electronic Equipment	3,387,909	2.0
Food Products	9,470,820	5.5
Food Retailers & Wholesalers	4,001,504	2.4
Footwear	2,940,226	1.7
General Mining	1,141,685	0.6
Industrial Machinery	14,508,232	8.5
Integrated Oil & Gas	2,366,242	1.4
Investment Services	2,208,770	1.3
Media Agencies	4,497,008	2.6
Medical Equipment	7,832,811	4.5
Nondurable Household Products	4,609,571	2.7
Oil Equipment & Services	2,010,696	1.2
Personal Products	2,636,098	1.5
Pharmaceuticals	8,921,324	5.1
Property & Casualty Insurance	4,885,491	2.8
Recreational Products	5,128,856	3.0
Restaurants & Bars	873,675	0.5
Semiconductors	4,522,763	2.6
Speciality Chemicals	4,101,260	2.4
Speciality Finance	9,939,742	5.7
Specialized Consumer Services	7,104,500	4.1
Total Value of Investments	170,750,589	98.9
Other assets less liabilities	1,908,191	1.1
Net Assets	$172,658,780	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Pure Fund

	Shares	Value
COMMON STOCKS — 98.9%
AUSTRALIA — 6.3%
Brambles Ltd.	265,116	$2,220,315
Cochlear Ltd.	60,793	4,206,957
Mesoblast Ltd. (a)	171,023	228,646
Mesoblast Ltd. ADR (a)	2,000	12,720
Seek Ltd.	212,989	2,370,597
Treasury Wine Estates Ltd.	311,542	1,870,539
		10,909,774
DENMARK — 6.7%
Carlsberg A/S, B Shares	38,821	3,439,218
Novo Nordisk A/S, B Shares	98,605	5,709,053
Novozymes A/S, B Shares	51,374	2,459,730
		11,608,001
FINLAND — 1.6%
Kone Oyj, B Shares	64,353	2,724,789
FRANCE — 1.2%
Legrand SA	36,627	2,071,827
GERMANY — 3.3%
adidas AG	30,293	2,940,226
Zalando SE 144A (a)(b)	69,281	2,740,612
		5,680,838
HONG KONG — 3.2%
BOC Hong Kong Holdings Ltd.	650,500	1,979,486
Jardine Matheson Holdings Ltd.	69,200	3,351,186
Li & Fung Ltd.	204,000	137,962
		5,468,634
ISRAEL — 0.0%
Protalix BioTherapeutics, Inc. (a)	45,400	46,308
JAPAN — 22.7%
Asahi Group Holdings Ltd.	106,900	3,346,442
DENSO Corp.	47,400	2,265,033

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Pure Fund

	Shares	Value
Japan Exchange Group, Inc.	141,300	$2,208,770
Kakaku.com, Inc.	73,700	1,449,650
Kao Corp.	89,700	4,609,571
MS&AD Insurance Group Holdings, Inc.	166,600	4,885,491
Olympus Corp.	92,100	3,625,854
Rakuten, Inc.	267,600	3,082,151
Shimano, Inc.	33,400	5,128,856
Shiseido Co., Ltd.	120,400	2,498,136
SMC Corp.	8,300	2,155,791
SUGI Holdings Co., Ltd.	25,300	1,395,870
THK Co., Ltd.	138,400	2,565,117
		39,216,732
PORTUGAL — 1.2%
Jeronimo Martins SGPS SA	154,294	2,007,743
SINGAPORE — 2.1%
United Overseas Bank Ltd.	267,333	3,685,671
SPAIN — 3.4%
Distribuidora Internacional de Alimentacion SA (a)	338,033	1,993,761
Inditex SA	112,828	3,876,128
		5,869,889
SWEDEN — 10.6%
Atlas Copco AB, A Shares	95,123	2,332,873
Atlas Copco AB, B Shares	35,100	806,963
Investment AB Kinnevik, B Shares	159,551	4,914,375
Investor AB, B Shares	136,744	5,025,367
Svenska Handelsbanken AB, A Shares	386,579	5,134,343
		18,213,921
SWITZERLAND — 10.3%
Compagnie Financiere Richemont SA	35,419	2,535,042
Mettler-Toledo International, Inc. (a)	9,990	3,387,909
Nestle SA	73,796	5,478,265
Roche Holding AG — Genusschein	11,425	3,165,963
Schindler Holding AG, Participating Certificates	19,051	3,187,212
		17,754,391

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Pure Fund

	Shares	Value
UNITED KINGDOM — 26.3%
ARM Holdings Plc.	257,523	$3,925,196
ASOS Plc. (a)	72,488	3,683,117
Auto Trader Group Plc. 144A (a)(b)	394,592	2,572,699
BG Group Plc.	163,235	2,366,242
BHP Billiton Plc.	102,376	1,141,685
Burberry Group Plc.	117,574	2,068,612
Capita Plc.	172,019	3,060,668
Hargreaves Lansdown Plc.	232,150	5,153,905
Imagination Technologies Group Plc. (a)	303,784	597,567
Intertek Group Plc.	65,716	2,688,232
John Wood Group Plc.	223,255	2,010,696
Johnson Matthey Plc.	104,843	4,101,260
Jupiter Fund Management Plc.	304,470	2,023,467
Mitchells & Butlers Plc.	172,837	873,675
Rightmove Plc.	74,000	4,497,008
Unilever Plc.	93,083	3,992,555
Weir Group Plc. (The)	50,071	735,487
		45,492,071
TOTAL INVESTMENTS — 98.9%
(cost $175,949,798)		$170,750,589
Other assets less liabilities — 1.1%		1,908,191
NET ASSETS — 100.0%		$172,658,780

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2015, the net value of these securities was $5,313,311 representing 3.1% of net assets.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford EAFE Pure Fund

ASSETS
Investments, at value (cost $175,949,798)	$170,750,589
Cash	1,391,940
Foreign cash, at value (cost $453,006)	451,090
Receivable for investments sold	18,909
Dividends receivable	148,702
Tax reclaims receivable	120,740
Total Assets	172,881,970
LIABILITIES
Management fee payable	128,414
Servicing fee payable	62,373
Trustee fee payable	1,887
Accrued expenses	30,516
Total Liabilities	223,190
NET ASSETS	$172,658,780
COMPOSITION OF NET ASSETS
Paid-in capital	$180,037,608
Distributions in excess of net investment income	(109,385)
Accumulated net realized loss on investments and foreign currency transactions	(2,062,931)
Net unrealized depreciation in value of investments and foreign currencies	(5,206,512)
$172,658,780
NET ASSET VALUE, PER SHARE
Class 2 ($172,658,780 / 17,794,489 shares outstanding), unlimited authorized, no par value	$9.70
Maximum Purchase Price Per Share (Note D)	$9.72
Minimum Redemption Price Per Share (Note D)	$9.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford EAFE Pure Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $177,318)	$2,256,376
Total Investment Income	2,256,376
EXPENSES
Management fee (Note B)	390,754
Shareholder Servicing fees — Class 2 Shares (Note B)	189,795
Fund accounting	86,959
Custody	25,722
Transfer agency	14,617
Legal	12,607
Trustees' fees	6,660
Professional fees	3,867
Insurance	796
Miscellaneous	5,261
Total Expenses	737,038
Net Investment Income	1,519,338
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(1,982,138)
Foreign currency transactions	50,820
(1,931,318)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,243,601)
Translation of assets and liabilities denominated in foreign currencies	(6,002)
(2,249,603)
Net realized and unrealized loss on investments and foreign currency transactions	(4,180,921)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,661,583)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford EAFE Pure Fund

	For the Year Ended December 31, 2015	For the Period April 15, 2014(a) through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,519,338	$381,181
Net realized loss from investments and foreign currency transactions	(1,931,318)	(201,488)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,249,603)	(2,956,909)
Net decrease in net assets from operations	(2,661,583)	(2,777,216)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(1,657,148)	(263,706)
Capital gains:
Class 2	—	(19,175)
Total Dividends and Distributions	(1,657,148)	(282,881)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	131,717,335	45,862,000
Purchase fees:
Class 2	380,244	138,000
Dividends reinvested:
Class 2	1,657,148	282,881
Increase in Net Assets from Transactions in Shares of Beneficial Interest	133,754,727	46,282,881
Total Increase in Net Assets	129,435,996	43,222,784
NET ASSETS
Beginning of period	43,222,784	—
End of period (including distributions in excess of net investment income of $109,385 and $22,395, respectively)	$172,658,780	$43,222,784

(a)  Commencement of investment operations

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford EAFE Pure Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Period April 15, 2014(a) through December 31, 2014
Net asset value, beginning of period	$9.36	$10.00
From Investment Operations
Net investment income(b)	0.13	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27 (f)	(0.69)
Net increase (decrease) in net asset value from investment operations	0.40	(0.61)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.09)	(0.06)
Distributions from net realized gain on investments	—	(0.00	)(c)
Total Dividends and Distributions	(0.09)	(0.06)
Proceeds from Purchase Fees and Redemption Fees(b)	0.03	0.03
Net asset value, end of period	$9.70	$9.36
Total Return
Total return based on net asset value(d)	4.61%	(5.79)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$172,659	$43,223
Ratio of net expenses to average net assets, before waiver	0.66%	0.70	%*
Ratio of net expenses to average net assets, after waiver	0.66%	0.67	%*
Ratio of net investment income to average net assets	1.36%	1.17	%*
Portfolio turnover rate(e)	18%	5%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets
Aerospace/Defense	$13,037,420	1.2%
Auto Manufacturers	17,573,785	1.6
Automobiles	8,970,362	0.8
Automobiles & Parts	16,747,878	1.5
Banks	58,433,801	5.2
Biotechnology	5,361,285	0.5
Broadcasting & Entertainment	9,850,047	0.9
Broadline Retailers	52,496,483	4.8
Building Materials & Fixtures	23,025,043	2.1
Commodity Chemicals	25,364,988	2.3
Computer Hardware	7,251,504	0.7
Computer Services	29,910,278	2.7
Computers	14,758,446	1.3
Construction & Building Materials	8,357,267	0.7
Diversified Financial Services	32,536,609	3.0
Electrical Components & Equipment	10,837,918	1.0
Electronic & Electrical Equipment	76,827,605	6.9
Electronic Equipment	24,727,585	2.2
Food Products	6,892,606	0.6
Household Goods	12,713,187	1.2
Industrial Engineering	5,901,583	0.6
Insurance	49,193,190	4.5
Internet	121,791,926	11.0
Leisure Goods	12,521,736	1.1
Life Insurance	53,784,468	4.9
Media & Photography	34,312,004	3.1
Nonlife Insurance	27,488,473	2.5
Oil & Gas	30,505,698	2.8
Pharmaceuticals	29,880,529	2.7
Property & Casualty Insurance	8,880,795	0.8
Real Estate Holding & Development	39,892,119	3.6
Renewable Energy Equipment	4,300,882	0.4
Semiconductors	63,497,335	5.8
Software	20,595,651	1.9
Software & Computer Services	4,758,078	0.4
Specialized Consumer Services	47,850,394	4.4
Technology Hardware & Equipment	28,994,813	2.6

Industry Diversification Table

Annual Report December 31, 2015

	Value	% of Total Net Assets
Telecommunications	$15,115,773	1.4%
Toys	8,953,250	0.8
Transportation Services	6,886,537	0.6
Travel & Tourism	14,207,743	1.3
Total Value of Investments	1,084,987,074	98.4
Other assets less liabilities	17,554,938	1.6
Net Assets	$1,102,542,012	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Emerging Markets Fund

	Shares	Value
COMMON STOCKS — 95.3%
ARGENTINA — 1.1%
MercadoLibre, Inc.	105,134	$12,021,022
BRAZIL — 1.2%
Embraer SA ADR	441,348	13,037,420
CHINA — 27.9%
Alibaba Group Holding Ltd. ADR (a)	588,783	47,850,394
Baidu, Inc. ADR (a)	188,846	35,699,448
China Pacific Insurance Group Co. Ltd., Class H	2,584,800	10,577,964
China Vanke Co. Ltd., Class H	7,534,300	22,262,498
Ctrip.com International Ltd. ADR (a)	306,664	14,207,743
Geely Automobile Holdings Ltd.	31,695,000	16,747,878
JD.com, Inc. ADR (a)	1,219,933	39,361,138
Legend Holdings Corp. 144A, Class H (a)(b)	2,049,100	7,251,504
Ping An Insurance Group Co. of China Ltd., Class H	7,007,500	38,644,295
Tencent Holdings Ltd.	2,725,000	53,355,462
ZTE Corp., Class H	9,372,000	21,275,278
		307,233,602
EGYPT — 0.6%
Egyptian Financial Group — Hermes Holding SAE (a)	5,660,464	6,349,978
HONG KONG — 10.1%
AAC Technologies Holdings, Inc.	1,666,000	10,837,918
Brilliance China Automotive Holdings Ltd.	7,172,000	8,970,362
China Overseas Land & Investment Ltd.	5,064,000	17,629,621
China Taiping Insurance Holdings Co., Ltd. (a)	4,152,010	12,744,641
CSPC Pharmaceutical Group Ltd.	6,302,000	6,424,940
GCL-Poly Energy Holdings Ltd.	28,727,000	4,271,229
Haier Electronics Group Co., Ltd.	6,298,300	12,713,187
Kingsoft Corp. Ltd.	3,687,000	8,953,250
Lenovo Group Ltd.	14,624,000	14,758,446
Sino Biopharmaceutical Ltd.	7,676,000	6,940,000
Sunny Optical Technology Group Co. Ltd.	3,034,000	6,919,821
		111,163,415

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Emerging Markets Fund

	Shares	Value
INDIA — 17.8%
Ambuja Cements Ltd.	1,877,024	$5,740,095
Asian Paints Ltd.	842,582	11,224,634
Axis Bank Ltd.	2,020,399	13,628,113
Cipla Ltd.	517,074	5,068,802
HCL Technologies Ltd.	1,219,106	15,722,741
Housing Development Finance Corp., Ltd.	1,376,806	26,186,631
ICICI Bank Ltd.	4,488,482	17,728,315
Lupin Ltd.	413,721	11,446,787
Mahindra & Mahindra Ltd.	915,483	17,573,785
Oracle Financial Services Software Ltd.	86,367	4,872,910
Reliance Industries Ltd.	1,992,352	30,505,698
Tata Consultancy Services Ltd.	430,770	15,836,645
Tech Mahindra Ltd.	1,792,506	14,073,633
UltraTech Cement Ltd.	144,560	6,060,314
		195,669,103
MALAYSIA — 1.2%
Public Bank Bhd	3,166,040	13,641,886
MEXICO — 2.8%
Cemex SAB de CV ADR, Participating Certificates (a)	1,500,407	8,357,267
Grupo Televisa SAB ADR	362,001	9,850,047
Wal-Mart de Mexico SAB de CV	5,205,360	13,135,345
		31,342,659
POLAND — 0.8%
Powszechny Zaklad Ubezpieczen SA	1,029,420	8,880,795
SOUTH AFRICA — 3.1%
Naspers Ltd., N Shares	251,031	34,312,004
SOUTH KOREA — 12.8%
Dongbu Insurance Co., Ltd.	232,106	13,887,245
Hyundai Marine & Fire Insurance Co., Ltd.	287,225	8,800,588
Interpark Holdings Corp. (a)	510,412	4,758,078
LG Chem Ltd.	72,412	19,991,734
Medy-Tox, Inc.	12,407	5,361,285
NAVER Corp.	22,538	12,568,077
NCSoft Corp.	45,197	8,147,917

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Emerging Markets Fund

	Shares	Value
Orion Corp.	6,978	$6,892,606
Samsung Electronics Co., Ltd.	29,980	31,976,137
Samsung Fire & Marine Insurance Co., Ltd.	52,031	13,601,228
Samsung SDI Co., Ltd.	157,235	15,115,773
		141,100,668
TAIWAN — 15.3%
Advantech Co., Ltd.	1,205,463	7,719,535
Airtac International Group	681,300	3,135,327
China Life Insurance Co., Ltd.	36,206,010	27,647,961
CTBC Financial Holding Co. Ltd.	9,536,000	4,882,445
Delta Electronics, Inc.	3,786,000	17,807,764
Fubon Financial Holding Co. Ltd.	3,354,000	4,562,209
Himax Technologies, Inc. ADR	1,006,295	8,251,619
Hiwin Technologies Corp.	706,516	2,766,256
Hon Hai Precision Industry Co., Ltd.	9,987,680	24,442,828
Largan Precision Co., Ltd.	183,000	12,521,736
MediaTek, Inc.	1,786,000	13,508,409
Taiwan Semiconductor Manufacturing Co., Ltd.	9,674,310	41,737,307
		168,983,396
THAILAND — 0.6%
Airports of Thailand PCL NVDR	720,300	6,886,537
Total Common Stocks
(cost $1,031,299,091)		1,050,622,485
PREFERRED STOCKS — 3.1%
BRAZIL — 0.8%
Banco Bradesco SA	1,760,277	8,517,479
SOUTH KOREA — 2.3%
LG Chem Ltd.	25,719	5,373,254
Samsung Electronics Co., Ltd.	22,078	20,408,640
		25,781,894
Total Preferred Stocks
(cost $35,902,696)		34,299,373

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Emerging Markets Fund

	Shares	Value
RIGHTS — 0.0%
BRAZIL — 0.0%
Banco Bradesco SA(a), expiring on 2/28/16	57,662	$35,563
HONG KONG — 0.0%
GCL-Poly Energy Holdings, Ltd. (a), expiring on 1/20/16	5,745,400	29,653
Total Rights
(cost $0)		65,216
TOTAL INVESTMENTS — 98.4%
(cost $1,067,201,787)		$1,084,987,074
Other assets less liabilities — 1.6%		17,554,938
NET ASSETS — 100.0%		$1,102,542,012

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2015, the net value of these securities was $7,251,504 representing 0.7% of net assets.

ADR  —  American Depositary Receipt.

NVDR  —  Non-Voting Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $1,067,201,787)	$1,084,987,074
Cash	17,260,273
Foreign cash, at value (cost $351,739)	352,562
Dividends receivable	2,270,631
Tax reclaims receivable	983
Receivable for Indian capital gains tax	219,742
Total Assets	1,105,091,265
LIABILITIES
Payable for deferred Indian capital gains tax	1,129,684
Management fee payable	1,102,531
Servicing fee payable	72,518
Trustee fee payable	10,333
Accrued expenses	234,187
Total Liabilities	2,549,253
NET ASSETS	$1,102,542,012
COMPOSITION OF NET ASSETS
Paid-in capital	$1,111,277,962
Distributions in excess of net investment income	(291,836)
Accumulated net realized loss on investments and foreign currency transactions	(25,039,837)
Net unrealized appreciation in value of investments and foreign currencies (including deferred Indian capital gains tax)	16,595,723
$1,102,542,012
NET ASSET VALUE, PER SHARE
Class 2 ($69,091,603 / 4,643,157 shares outstanding), unlimited authorized, no par value	$14.88
Maximum Purchase Price Per Share (Note D)	$14.92
Minimum Redemption Price Per Share (Note D)	$14.83
Class 4 ($98,273,204 / 6,500,627 shares outstanding), unlimited authorized, no par value	$15.12
Maximum Purchase Price Per Share (Note D)	$15.17
Minimum Redemption Price Per Share (Note D)	$15.07
Class 5 ($935,177,205 / 60,994,792 shares outstanding), unlimited authorized, no par value	$15.33
Maximum Purchase Price Per Share (Note D)	$15.38
Minimum Redemption Price Per Share (Note D)	$15.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,231,172)	$9,683,264
Total Investment Income	9,683,264
EXPENSES
Management fee (Note B)	3,276,856
Shareholder Servicing fees — Class 2 Shares (Note B)(a)	82,252
Shareholder Servicing fees — Class 4 Shares (Note B)	11,275
Shareholder Servicing fees — Class 5 Shares (Note B)(b)	106,259
Custody	367,115
Fund accounting	311,445
Legal	52,983
Professional fees	38,574
Trustees' fees	31,770
Transfer agency	30,183
Insurance	5,656
Miscellaneous	8,328
Total Expenses	4,322,696
Net Investment Income	5,360,568
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments (net of deferred Indian capital gains tax $209,442)	(1,646,159)
Foreign currency transactions	(556,899)
(2,203,058)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax $757,042)	(65,938,141)
Translation of assets and liabilities denominated in foreign currencies	(20,187)
(65,958,328)
Net realized and unrealized loss on investments and foreign currency transactions	(68,161,386)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(62,800,818)

(a)  Class II shares were converted into Class 2 shares.

(b)  Class III shares were converted into Class 5 shares.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,360,568	$4,498,967
Net realized loss from investments and foreign currency transactions	(2,203,058)	(8,931,554)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(65,958,328)	892,139
Net decrease in net assets from operations	(62,800,818)	(3,540,448)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 2(a)	(773,521)	—
Class 4	(399,288)	—
Class 5(b)	(7,666,337)	(719,470)
Capital gains:
Class 2(a)	(18,566)	—
Class 4	(25,969)	—
Class 5(b)	(243,558)	—
Total Dividends and Distributions	(9,127,239)	(719,470)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2(a)	105,642,000	9,232,291
Class 4	99,700,000	—
Class 5(b)	983,566,063	186,487,716
Purchase fees:
Class 2(a)	216,847	9,767
Class 4	266,494	—
Class 5(b)	1,674,659	470,589
Redemption fees:
Class 2(a)	8,107	643
Class 4	—	—
Class 5(b)	82,240	59,170
Dividends reinvested:
Class 2(a)	792,088	—
Class 4	425,257	—
Class 5(b)	7,909,895	719,470
Cost of shares redeemed:
Class 2(a)	(25,813,476)	(59,760,469)
Class III	(485,066,064)	(16,328,088)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	689,404,110	120,891,089
Total Increase (Decrease) in Net Assets	617,476,053	116,631,171
NET ASSETS
Beginning of year	485,065,959	368,434,788
End of year (including undistributed (distributions in excess of) net investment income of ($291,836) and $3,953,078, respectively)	$1,102,542,012	$485,065,959

(a)  Class II shares were converted into Class 2 shares on January 1, 2015.

(b)  Class III shares were converted into Class 5 shares on January 1, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Emerging Markets Fund
Selected data for a Class 2 Shares outstanding throughout each period:^

	For the Period March 3, 2015(a) through December 31, 2015		For the Period April 8, 2014(a) through June 9, 2014	For the Period January 1, 2014(a) through January 12, 2014		For the Period April 9, 2013(b) through December 31, 2013
Net asset value, beginning of period	$17.24		$16.64	$16.52		$15.60
From Investment Operations
Net investment income (loss)(c)	0.13		0.01	(0.00	)(d)	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.38)		1.18	(0.41)		1.10
Net increase (decrease) in net asset value from investment operations	(2.25)		1.19	(0.41)		1.20
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)		—	—		(0.29)
Distributions from net realized gain on investments	(0.00	)(d)	—	—		—
Total Dividends and Distributions	(0.17)		—	—		(0.29)
Proceeds from Purchase Fees and Redemption Fees(c)	0.06		0.02	—		0.01
Net asset value, end of period	$14.88		$17.85	$16.11		$16.52
Total Return
Total return based on net asset value(e)	(12.68)%		7.27%	(2.48)%		7.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$69,091		$9,994	$49,767		$51,029
Ratio of net expenses to average net assets	0.87	%*	0.90%	0.92%		0.89%*
Ratio of net investment income to average net assets	0.95	%*	0.46%	(0.90)%		0.90%*
Portfolio turnover rate(f)	46%		26%	26%		33%

*  Annualized.

^  Formerly Class II shares.

(a)  Recommencement of investment operations. Class had no shareholders from January 13, 2014 to April 7, 2014 and from June 10, 2014 to March 2, 2015. All shares of this class were redeemed at $16.11 on January 12, 2014. New shares were issued at $16.64 on April 8, 2014. All shares of this class were redeemed at $17.85 on June 9, 2014. New shares were issued at $17.24 on March 3, 2015.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than 0.005 per share.

(e)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Emerging Markets Fund
Selected data for a Class 4 Shares outstanding throughout the period:

	For the Period November 2, 2015(a) through December 31, 2015
Net asset value, beginning of period	$15.40
From Investment Operations
Net investment income(b)	0.02
Net realized and unrealized loss on investments and foreign currency transactions	(0.28)
Net decrease in net asset value from investment operations	(0.26)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.06)
Distributions from net realized gain on investments	(0.00	)(c)
Total Dividends and Distributions	(0.06)
Proceeds from Purchase Fees and Redemption Fees(b)	0.04
Net asset value, end of period	$15.12
Total Return
Total return based on net asset value(d)	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$98,273
Ratio of net expenses to average net assets	0.76	%*
Ratio of net investment income to average net assets	0.88	%*
Portfolio turnover rate(e)	46%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than 0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Emerging Markets Fund
Selected data for a Class 5 Shares outstanding throughout each year:

	For the Year Ended December 31, 2015
Net asset value, beginning of year	$16.93
From Investment Operations
Net investment income(a)	0.14
Net realized and unrealized loss on investments and foreign currency transactions	(1.60)
Net decrease in net asset value from investment operations	(1.46)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.19)
Distributions from net realized gain on investments	(0.00	)(b)
Total Dividends and Distributions	(0.19)
Proceeds from Purchase Fees and Redemption Fees(a)	0.05
Net asset value, end of year	$15.33
Total Return
Total return based on net asset value(c)	(8.24)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$935,177
Ratio of net expenses to average net assets	0.71%
Ratio of net investment income to average net assets	0.89%
Portfolio turnover rate(d)	46%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than 0.005 per share.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford Global Alpha Equity Fund

	Value	% of Total Net Assets
Aerospace	$4,311,484	0.6%
Airlines	15,385,384	2.2
Asset Managers	3,717,471	0.5
Automobiles	11,701,605	1.6
Banks	52,448,814	7.5
Beverages	3,439,120	0.5
Beverages, Food & Tobacco	2,162,274	0.3
Biotechnology	10,563,999	1.5
Brewers	5,903,839	0.8
Broadline Retailers	28,972,701	4.1
Business Support Services	1,223,340	0.2
Chemicals	4,349,133	0.6
Clothing & Accessories	4,183,939	0.6
Commercial Services	28,661,948	4.0
Construction & Building Materials	18,845,477	2.6
Construction & Materials	7,506,300	1.0
Containers & Packaging	6,225,218	0.9
Diversified Financial Services	32,425,888	4.5
Diversified Industrials	4,145,397	0.6
Electronic & Electrical Equipment	12,600,948	1.8
Engineering & Machinery	5,566,240	0.8
Farming & Fishing	5,572,981	0.8
Financial Administration	5,364,442	0.7
Financial Services	5,376,702	0.8
Fixed Line Telecommunications	2,653,714	0.4
Food Products	12,445,021	1.7
Food Retailers & Wholesalers	4,319,745	0.6
Gambling	2,755,550	0.4
Healthcare — Products	6,552,309	0.9
Healthcare Providers	15,243,441	2.1
Household Goods & Home Construction	6,592,848	0.9
Industrial Engineering	3,309,469	0.5
Industrial Machinery	27,250,880	3.8
Industrial Suppliers	9,179,639	1.3
Insurance	47,781,228	6.7
Internet	48,911,279	6.8
Investment Services	4,126,788	0.6
Life Insurance	12,364,837	1.7
Media & Photography	25,004,388	3.5

Industry Diversification Table

Annual Report December 31, 2015

	Value	% of Total Net Assets
Medical Equipment	$8,649,343	1.3%
Mobile Telecommunications	1,644,687	0.2
Motorcycles	7,826,961	1.1
Oil & Gas	14,263,197	1.9
Oil Equipment & Services	3,397,013	0.5
Pharmaceuticals, Biotechnology & Life Sciences	9,173,917	1.3
Property & Casualty Insurance	13,196,104	1.9
Publishing	4,315,771	0.6
Real Estate	2,647,944	0.4
Real Estate Holding & Development	2,386,443	0.3
Retailers — General	9,099,396	1.3
Semiconductors	43,338,354	6.2
Software	5,534,600	0.8
Software & Computer Services	14,372,287	2.0
Specialized Consumer Services	18,486,196	2.6
Technology Hardware & Equipment	6,512,389	0.9
Travel & Leisure	29,240,581	4.1
Trucking	6,166,649	0.9
Total Value of Investments	709,397,612	99.7
Other assets less liabilities	2,475,490	0.3
Net Assets	$711,873,102	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
COMMON STOCKS — 99.7%
AUSTRALIA — 0.9%
Brambles Ltd.	743,320	$6,225,218
BRAZIL — 0.3%
BM&FBovespa SA	860,100	2,351,751
CANADA — 1.6%
Fairfax Financial Holdings Ltd.	14,538	6,901,899
Ritchie Bros. Auctioneers, Inc.	161,080	3,883,639
Ultra Petroleum Corp. (a)	356,132	890,330
		11,675,868
CHINA — 3.6%
Alibaba Group Holding Ltd. ADR (a)	139,152	11,308,883
Baidu, Inc. ADR (a)	52,113	9,851,442
Mindray Medical International Ltd. ADR	88,469	2,399,279
Tsingtao Brewery Co., Ltd., Class H	480,000	2,162,274
		25,721,878
DENMARK — 0.8%
Carlsberg A/S, B Shares	66,641	5,903,839
GERMANY — 2.8%
Deutsche Boerse AG	64,125	5,636,694
SAP SE	181,117	14,372,287
		20,008,981
HONG KONG — 2.7%
AIA Group Ltd.	2,069,400	12,364,837
Jardine Matheson Holdings Ltd.	85,600	4,145,397
Sands China Ltd.	812,800	2,755,550
		19,265,784
INDIA — 1.2%
HDFC Bank Ltd. ADR	51,400	3,166,240
ICICI Bank Ltd. ADR	647,800	5,072,274
		8,238,514

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
IRELAND — 5.8%
Bank of Ireland (a)	19,031,593	$7,025,228
CRH Plc.	650,924	18,845,477
Ryanair Holdings PLC ADR	177,948	15,385,384
		41,256,089
ITALY — 0.7%
Fiat Chrysler Automobiles NV (a)	374,735	5,204,294
JAPAN — 6.7%
CyberAgent, Inc.	91,400	3,765,912
Inpex Corp.	611,200	5,958,535
Japan Exchange Group, Inc.	264,000	4,126,788
MS&AD Insurance Group Holdings, Inc.	450,000	13,196,104
Olympus Corp.	155,400	6,117,891
Rohm Co., Ltd.	71,200	3,606,342
SMC Corp.	25,600	6,649,188
THK Co., Ltd.	237,900	4,409,259
		47,830,019
NETHERLANDS — 1.3%
QIAGEN NV (a)	150,200	4,153,030
Yandex NV, Class A (a)	309,700	4,868,484
		9,021,514
NORWAY — 1.2%
Schibsted ASA, Class A	135,419	4,452,122
Schibsted ASA, Class B (a)	135,419	4,315,771
		8,767,893
RUSSIA — 0.4%
Sberbank of Russia ADR	446,162	2,617,364
SOUTH AFRICA — 3.1%
MTN Group Ltd.	190,924	1,644,687
Naspers Ltd., N Shares	150,363	20,552,266
		22,196,953
SOUTH KOREA — 1.6%
Samsung Electronics Co., Ltd. GDR (b)	17,045	9,037,005
SK Hynix, Inc.	87,240	2,253,667
		11,290,672

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
SPAIN — 0.9%
Banco Popular Espanol SA	663,122	$2,184,923
Distribuidora Internacional de Alimentacion SA (a)	732,393	4,319,745
		6,504,668
SWEDEN — 2.6%
Atlas Copco AB, A Shares	24,477	600,293
Atlas Copco AB, B Shares	290,416	6,676,780
Svenska Handelsbanken AB, A Shares	587,595	7,804,134
Volvo AB, B Shares	356,910	3,309,469
		18,390,676
SWITZERLAND — 4.1%
Coca-Cola HBC AG (a)	161,493	3,439,120
Compagnie Financiere Richemont SA	58,457	4,183,939
Nestle SA	167,643	12,445,021
Schindler Holding AG, Participating Certificates	53,290	8,915,360
		28,983,440
TAIWAN — 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	737,038	16,767,614
UNITED KINGDOM — 6.3%
Aggreko Plc.	90,875	1,223,340
Hays Plc.	1,880,283	4,038,219
Prudential Plc.	1,156,632	26,058,483
Rolls-Royce Holdings Plc. (a)	500,920	4,243,029
Rolls-Royce Holdings Plc. Preference Shares (a)	46,435,284	68,455
Wolseley Plc.	169,013	9,179,639
		44,811,165
UNITED STATES — 48.7%
Alnylam Pharmaceuticals, Inc. (a)	42,085	3,961,882
Alphabet, Inc., Class C (a)	23,848	18,097,770
Amazon.com, Inc. (a)	42,866	28,972,701
American Express Co.	77,307	5,376,702
Anthem, Inc.	109,319	15,243,441
Autohome, Inc. ADR (a)	77,871	2,719,255
C.H. Robinson Worldwide, Inc.	99,430	6,166,649
CarMax, Inc. (a)	168,601	9,099,396
Colgate-Palmolive Co.	98,962	6,592,848

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
Dolby Laboratories, Inc., Class A	104,967	$3,532,140
eBay, Inc. (a)	157,589	4,330,546
EOG Resources, Inc.	104,737	7,414,332
Facebook, Inc., Class A (a)	81,481	8,527,801
Financial Engines, Inc.	110,409	3,717,471
First Republic Bank	212,101	14,011,392
Grubhub, Inc. (a)	117,635	2,846,767
Harley-Davidson, Inc.	172,438	7,826,961
Howard Hughes Corp. (The) (a)	23,400	2,647,944
Intuitive Surgical, Inc. (a)	4,635	2,531,452
Leucadia National Corp.	152,600	2,653,714
Lincoln Electric Holdings, Inc.	107,270	5,566,240
M&T Bank Corp.	87,203	10,567,259
Markel Corp. (a)	16,778	14,820,846
Martin Marietta Materials, Inc.	54,959	7,506,300
MasterCard, Inc., Class A	102,861	10,014,547
Monsanto Co.	56,567	5,572,981
Moody's Corp.	106,892	10,725,543
Myriad Genetics, Inc. (a)	212,556	9,173,917
NOW, Inc. (a)	214,729	3,397,013
PayPal Holdings, Inc. (a)	148,189	5,364,442
Praxair, Inc.	42,472	4,349,133
QUALCOMM, Inc.	85,200	4,258,722
Royal Caribbean Cruises Ltd.	288,910	29,240,581
Seattle Genetics, Inc. (a)	147,106	6,602,117
TD Ameritrade Holding Corp.	396,277	13,754,775
Teradyne, Inc.	343,619	7,102,605
Tesla Motors, Inc. (a)	27,071	6,497,311
TripAdvisor, Inc. (a)	64,922	5,534,600
Twitter, Inc. (a)	46,699	1,080,615
Visa, Inc., Class A	137,752	10,682,668
Waters Corp. (a)	67,386	9,068,808
Xilinx, Inc.	145,301	6,824,788
Zillow Group, Inc., Class A (a)	32,691	851,274
Zillow Group, Inc., Class C (a)	65,382	1,535,169
		346,363,418
TOTAL INVESTMENTS — 99.7%
(cost $618,378,162)		$709,397,612
Other assets less liabilities — 0.3%		2,475,490
NET ASSETS — 100.0%		$711,873,102

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Global Alpha Equity Fund

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2015, the net value of these securities was $9,037,005 representing 1.3% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Global Alpha Equity Fund

ASSETS
Investments, at value (cost $618,378,162)	$709,397,612
Cash	2,954,422
Foreign cash, at value (cost $47,751)	46,662
Tax reclaims receivable	303,017
Dividends receivable	169,905
Receivable for investments sold	89,238
Total Assets	712,960,856
LIABILITIES
Management fee payable	719,225
Servicing fee payable	217,053
Trustee fee payable	9,685
Accrued expenses	141,791
Total Liabilities	1,087,754
NET ASSETS	$711,873,102
COMPOSITION OF NET ASSETS
Paid-in capital	$619,507,345
Distributions in excess of net investment income	(956,877)
Accumulated net realized gain on investments and foreign currency transactions	2,327,908
Net unrealized appreciation in value of investments and foreign currencies	90,994,726
$711,873,102
NET ASSET VALUE, PER SHARE
Class 2 ($210,889,915 / 15,109,093 shares outstanding), unlimited authorized, no par value	$13.96
Maximum Purchase Price Per Share (Note D)	$13.98
Minimum Redemption Price Per Share (Note D)	$13.95
Class 3 ($500,983,187 / 35,211,055 shares outstanding), unlimited authorized, no par value	$14.23
Maximum Purchase Price Per Share (Note D)	$14.25
Minimum Redemption Price Per Share (Note D)	$14.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $553,432)	$10,383,056
Interest	2,355
Total Investment Income	10,385,411
EXPENSES
Management fee (Note B)	2,844,676
Shareholder Servicing fees — Class 2 Shares (Note B)	379,539
Shareholder Servicing fees — Class 3 Shares (Note B)	487,910
Fund accounting	371,933
Custody	112,921
Legal	68,554
Trustees' fees	39,972
Transfer agency	30,956
Professional fees	23,547
Insurance	7,305
Miscellaneous	9,802
Total Expenses	4,377,115
Net Investment Income	6,008,296
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	6,735,984
Foreign currency transactions	(216,097)
6,519,887
Net change in unrealized appreciation (depreciation) on:
Investments	(3,298,496)
Translation of assets and liabilities denominated in foreign currencies	(995)
(3,299,491)
Net realized and unrealized gain on investments and foreign currency transactions	3,220,396
NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,228,692

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford Global Alpha Equity Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,008,296	$4,911,650
Net realized gain from investments and foreign currency transactions	6,519,887	28,022,248
Net change in unrealized (depreciation) on investments and translation of assets and liabilities in foreign currencies	(3,299,491)	(8,282,983)
Net increase in net assets from operations	9,228,692	24,650,915
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(1,663,175)	(1,935,270)
Class 3	(4,225,198)	(4,118,562)
Capital gains:
Class 2	(2,554,643)	(8,447,239)
Class 3	(6,010,186)	(17,020,345)
Total Dividends and Distributions	(14,453,202)	(31,521,416)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	121,571,150	88,622,400
Class 3	109,854,707	139,720,000
Purchase fees:
Class 2	76,958	114,452
Class 3	151,892	343,148
Redemption fees:
Class 2	16,421	17,680
Class 3	39,023	54,051
Dividends reinvested:
Class 2	4,217,818	10,382,509
Class 3	10,235,384	21,138,906
Cost of shares redeemed:
Class 2	(129,449,097)	—
Class 3	(24,036,054)	(47,820,230)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	92,678,202	212,572,916
Total Increase in Net Assets	87,453,692	205,702,415
NET ASSETS
Beginning of year	624,419,410	418,716,995
End of year (including distributions in excess of net investment income of $956,877 and $1,074,984, respectively)	$711,873,102	$624,419,410

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period January 6, 2013(a) through December 31, 2013
Net asset value, beginning of period	$14.00	$14.10	$11.55
From Investment Operations
Net investment income(b)	0.12	0.11	0.12
Net realized and unrealized gain on investments and foreign currency transactions	0.11 (f)	0.53	2.94
Net increase in net asset value from investment operations	0.23	0.64	3.06
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.11)	(0.14)	(0.17)
Distributions from net realized gain on investments	(0.17)	(0.61)	(0.34)
Total Dividends and Distributions	(0.28)	(0.75)	(0.51)
Proceeds from Purchase Fees and Redemption Fees(b)	0.01	0.01	0.00 (c)
Net asset value, end of period	$13.96	$14.00	$14.10
Total Return
Total return based on net asset value(d)	1.75%	4.49%	26.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$210,890	$213,426	$119,535
Ratio of net expenses to average net assets	0.66%	0.67%	0.68%*
Ratio of net investment income to average net assets	0.83%	0.74%	1.00%*
Portfolio turnover rate(e)	16%	26%	20%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period November 15, 2011(a) through December 31, 2011
Net asset value, beginning of period	$14.26	$14.36	$11.56	$9.86	$10.00
From Investment Operations
Net investment income(b)	0.13	0.13	0.14	0.19	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12 (f)	0.52	3.17	1.65	(0.14)
Net increase (decrease) in net asset value from investment operations	0.25	0.65	3.31	1.84	(0.13)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.12)	(0.15)	(0.18)	(0.14)	(0.01)
Distributions from net realized gain on investments	(0.17)	(0.61)	(0.34)	—	—
Total Dividends and Distributions	(0.29)	(0.76)	(0.52)	(0.14)	(0.01)
Proceeds from Purchase Fees and Redemption Fees(b)	0.01	0.01	0.01	0.00 (c)	—
Net asset value, end of period	$14.23	$14.26	$14.36	$11.56	$9.86
Total Return
Total return based on net asset value(d)	1.84%	4.48%	28.71%	18.69%	(1.25)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$500,983	$410,993	$299,182	$231,157	$104,721
Ratio of net expenses to average net assets	0.59%	0.59%	0.61%	0.63%	0.64%*
Ratio of net investment income to average net assets	0.85%	0.91%	1.05%	1.76%	1.12%*
Portfolio turnover rate(e)	16%	26%	20%	15%	3%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford Long Term Global Growth Equity Fund

	Value	% of Total Net Assets
Apparel Retailers	$4,164,052	4.7%
Automobiles	4,947,326	5.5
Biotechnology	13,007,401	14.5
Broadline Retailers	10,740,416	12.0
Bus, Train & Employment	2,050,704	2.3
Clothing & Accessories	2,652,942	2.9
Computer Hardware	335,764	0.4
Consumer Finance	1,136,846	1.3
Food Retailers & Wholesalers	1,279,700	1.4
Industrial Machinery	1,377,166	1.5
Internet	21,465,300	23.8
Life Insurance	1,762,650	2.0
Medical Equipment	3,295,529	3.7
Personal products	1,335,049	1.5
Pharmaceuticals, Biotechnology & Life Sciences	924,254	1.0
Retailing	1,669,948	1.9
Semiconductors	1,695,122	1.9
Software	7,936,131	8.8
Specialized Consumer Services	2,842,012	3.2
Travel & Tourism	3,441,670	3.8
Total Value of Investments	88,059,982	98.1
Other assets less liabilities	1,739,459	1.9
Net Assets	$89,799,441	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
COMMON STOCKS — 98.1%
CHINA — 19.4%
Alibaba Group Holding Ltd. ADR (a)	34,970	$2,842,012
Baidu, Inc. ADR (a)	29,866	5,645,869
Ctrip.com International Ltd. ADR (a)	74,286	3,441,670
Tencent Holdings Ltd.	281,800	5,517,640
		17,447,191
DENMARK — 2.0%
Novozymes A/S, B Shares	36,970	1,770,082
FRANCE — 5.6%
Hermes International	4,380	1,480,557
Kering	12,997	2,222,174
L'Oreal SA	7,937	1,335,049
		5,037,780
GERMANY — 1.2%
Rocket Internet SE 144A (a)(b)	35,090	1,068,972
HONG KONG — 2.0%
AIA Group Ltd.	295,000	1,762,650
SPAIN — 4.7%
Inditex SA	121,209	4,164,052
SWEDEN — 1.5%
Atlas Copco AB, A Shares	56,154	1,377,166
UNITED KINGDOM — 3.2%
ARM Holdings Plc.	111,213	1,695,122
Burberry Group Plc.	66,635	1,172,385
		2,867,507

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
UNITED STATES — 58.5%
Alphabet, Inc., Class C (a)	5,159	$3,915,062
Amazon.com, Inc. (a)	12,603	8,518,242
Bluebird Bio, Inc. (a)	14,392	924,254
Facebook, Inc., Class A (a)	56,228	5,884,822
Illumina, Inc. (a)	41,758	8,015,239
Intuitive Surgical, Inc. (a)	6,034	3,295,529
Ionis Pharmaceuticals, Inc. (a)	29,345	1,817,336
LendingClub Corp. (a)	102,882	1,136,846
LinkedIn Corp., Class A (a)	9,111	2,050,704
Netflix, Inc. (a)	14,600	1,669,948
salesforce.com, Inc. (a)	27,098	2,124,483
Seattle Genetics, Inc. (a)	31,300	1,404,744
Splunk, Inc. (a)	21,975	1,292,350
Stratasys Ltd. (a)	14,300	335,764
Tesla Motors, Inc. (a)	20,613	4,947,326
TripAdvisor, Inc. (a)	18,143	1,546,691
Twitter, Inc. (a)	21,690	501,907
Whole Foods Market, Inc.	38,200	1,279,700
Workday, Inc., Class A (a)	23,891	1,903,635
		52,564,582
TOTAL INVESTMENTS — 98.1%
(cost $79,421,418)		$88,059,982
Other assets less liabilities — 1.9%		1,739,459
NET ASSETS — 100.0%		$89,799,441

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2015, the net value of these securities was $1,068,972 representing 1.2% of net assets.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford Long Term Global Growth Equity Fund

ASSETS
Investments, at value (cost $79,421,418)	$88,059,982
Cash	1,813,472
Tax reclaims receivable	11,420
Dividends receivable	10,020
Other Assets	459
Total Assets	89,895,353
LIABILITIES
Management fee payable	37,424
Servicing fee payable	28,301
Trustee fee payable	1,194
Accrued expenses	28,993
Total Liabilities	95,912
NET ASSETS	$89,799,441
COMPOSITION OF NET ASSETS
Paid-in capital	$80,683,659
Accumulated net investment loss	(294)
Accumulated net realized gain on investments and foreign currency transactions	477,930
Net unrealized appreciation in value of investments and foreign currencies	8,638,146
$89,799,441
NET ASSET VALUE, PER SHARE
Class 1 ($10,277,877 / 1,010,289 shares outstanding), unlimited authorized, no par value	$10.17
Maximum Purchase Price Per Share (Note D)	$10.19
Minimum Redemption Price Per Share (Note D)	$10.16
Class 2 ($36,177,481 / 3,075,833 shares outstanding), unlimited authorized, no par value	$11.76
Maximum Purchase Price Per Share (Note D)	$11.78
Minimum Redemption Price Per Share (Note D)	$11.75
Class 4 ($43,344,083 / 3,204,365 shares outstanding), unlimited authorized, no par value	$13.53
Maximum Purchase Price Per Share (Note D)	$13.55
Minimum Redemption Price Per Share (Note D)	$13.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford Long Term Global Growth Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $19,467)	$176,420
Interest	1
Total Investment Income	176,421
EXPENSES
Management fee (Note B)	215,043
Shareholder Servicing fees — Class 1 Shares (Note B)	12,038
Shareholder Servicing fees — Class 2 Shares (Note B)	56,238
Shareholder Servicing fees — Class 4 Shares (Note B)	6,924
Fund accounting	77,065
Transfer agency	24,726
Custody	11,467
Legal	6,016
Professional fees	3,739
Trustees' fees	2,714
Insurance	342
Miscellaneous	3,948
Total Expenses	420,260
Fees waived	(58,336)
Net Expenses	361,924
Net Investment Loss	(185,503)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	1,135,755
Foreign currency transactions	21,167
1,156,922
Net change in unrealized appreciation (depreciation) on:
Investments	7,733,576
Translation of assets and liabilities denominated in foreign currencies	(408)
7,733,168
Net realized and unrealized gain on investments and foreign currency transactions	8,890,090
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,704,587

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford Long Term Global Growth Equity Fund

	For the Year Ended December 31, 2015	For the Period June 10, 2014(a) through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(185,503)	$(83,723)
Net realized gain from investments and foreign currency transactions	1,156,922	273,598
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,733,168	904,978
Net increase in net assets from operations	8,704,587	1,094,853
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Capital gains:
Class 1	(122,755)	—
Class 2	(374,196)	(23,988)
Class 4	(259,919)	—
Total Dividends and Distributions	(756,870)	(23,988)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	9,980,000	—
Class 2	5,988,000	25,000,000
Class 4	38,941,500	—
Purchase fees:
Class 1	11,124	—
Class 2	51,144	—
Class 4	28,233	—
Dividends reinvested:
Class 1	122,755	—
Class 2	374,196	23,988
Class 4	259,919	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	55,756,871	25,023,988
Total Increase in Net Assets	63,704,588	26,094,853
NET ASSETS
Beginning of year	26,094,853	—
End of year (including accumulated net investment loss of $294 and $0, respectively)	$89,799,441	$26,094,853

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 1 Share outstanding throughout the period:

For the Period July 6, 2015(a) through December 31, 2015
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.03)
Net realized and unrealized gain on investments and foreign currency transactions	0.31
Net increase in net asset value from investment operations	0.28
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.12)
Total Dividends and Distributions	(0.12)
Proceeds from Purchase Fees and Redemption Fees(b)	0.01
Net asset value, end of period	$10.17
Total Return
Total return based on net asset value(c)	2.98%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,278
Ratio of net expenses to average net assets, before waiver	0.96%*
Ratio of net expenses to average net assets, after waiver	0.85%*
Ratio of net investment loss to average net assets	(0.66)%*
Portfolio turnover rate(d)	10%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Period June 10, 2014(a) through December 31, 2014
Net asset value, beginning of period	$10.43	$10.00
From Investment Operations
Net investment loss(b)	(0.04)	(0.03)
Net realized and unrealized gain on investments and foreign currency transactions	1.47	0.47
Net increase in net asset value from investment operations	1.43	0.44
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.12)	(0.01)
Total Dividends and Distributions	(0.12)	(0.01)
Proceeds from Purchase Fees and Redemption Fees(b)	0.02	—
Net asset value, end of period	$11.76	$10.43
Total Return
Total return based on net asset value(c)	13.99%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$36,177	$26,095
Ratio of net expenses to average net assets, before waiver	0.91%	0.88%*
Ratio of net expenses to average net assets, after waiver	0.77%	0.80%*
Ratio of net investment loss to average net assets	(0.34)%	(0.57)%*
Portfolio turnover rate(d)	10%	8%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 4 Share outstanding throughout the period:

For the Period October 7, 2015(a) through December 31, 2015
Net asset value, beginning of period	$12.22
From Investment Operations
Net investment loss(b)	(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	1.39
Net increase in net asset value from investment operations	1.38
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.08)
Total Dividends and Distributions	(0.08)
Proceeds from Purchase Fees and Redemption Fees(b)	0.01
Net asset value, end of period	$13.53
Total Return
Total return based on net asset value(c)	11.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$43,344
Ratio of net expenses to average net assets, before waiver	0.75%*
Ratio of net expenses to average net assets, after waiver	0.67%*
Ratio of net investment loss to average net assets	(0.39)%*
Portfolio turnover rate(d)	10%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2015

December 31, 2015 (unaudited)
Baillie Gifford International Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$16,136,060	4.7%
Asset Managers	11,872,845	3.5
Auto Manufacturers	5,096,812	1.5
Auto Parts	3,555,241	1.0
Banks	15,077,309	4.4
Beverages, Food & Tobacco	3,252,677	1.0
Biotechnology	3,219,091	0.9
Brewers	12,978,176	3.8
Broadline Retailers	6,367,016	1.9
Bus, Train & Employment	3,791,370	1.1
Business Support Services	8,570,004	2.5
Clothing & Accessories	5,557,446	1.6
Containers & Packaging	3,363,286	1.0
Distillers & Vintners	2,514,061	0.7
Diversified Industrials	3,777,348	1.1
Drug Retailers	2,753,119	0.8
Electrical Components & Equipment	2,739,810	0.8
Electronic & Electrical Equipment	4,376,123	1.3
Electronic Equipment	7,172,496	2.1
Food Products	13,006,564	3.8
Food Retailers & Wholesalers	7,677,572	2.2
Footwear	5,168,423	1.5
General Mining	1,386,414	0.4
Holding Companies — Diversified	1,989,798	0.6
Industrial Machinery	22,944,099	6.7
Integrated Oil & Gas	3,620,720	1.1
Internet	6,975,576	2.0
Investment Companies	1,447,913	0.4
Investment Services	4,206,510	1.2
Media & Photography	7,357,308	2.2
Media Agencies	6,337,439	1.9
Medical Equipment	13,364,728	3.9
Nondurable Household Products	8,474,004	2.5
Nonlife Insurance	6,235,846	1.8
Oil Equipment & Services	2,576,506	0.8
Personal Products	5,005,980	1.5
Pharmaceuticals	16,229,959	4.8
Property & Casualty Insurance	8,011,501	2.3
Recreational Products	7,938,978	2.3
Restaurants & Bars	1,729,323	0.5

Industry Diversification Table

Annual Report December 31, 2015

	Value	% of Total Net Assets
Retailers — General	$6,133,810	1.8%
Semiconductors	20,114,231	5.9
Specialised Consumer Services	4,375,379	1.3
Speciality Chemicals	4,513,799	1.3
Speciality Finance	13,084,657	3.8
Specialized Consumer Services	11,537,138	3.4
Travel & Tourism	1,660,282	0.5
Total Value of Investments	335,274,747	98.1
Other assets less liabilities	6,550,725	1.9
Net Assets	$341,825,472	100.0%

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Choice Fund

	Shares	Value
COMMON STOCKS — 97.7%
AUSTRALIA — 5.3%
Brambles Ltd.	401,592	$3,363,286
Cochlear Ltd.	114,051	7,892,483
Mesoblast Ltd. (a)	359,292	480,349
Mesoblast Ltd. ADR (a)	5,800	36,888
Seek Ltd.	340,640	3,791,370
Treasury Wine Estates Ltd.	418,722	2,514,061
		18,078,437
CHINA — 5.7%
Alibaba Group Holding Ltd. ADR (a)	48,300	3,925,341
Baidu, Inc. ADR (a)	36,900	6,975,576
Ctrip.com International Ltd. ADR (a)	35,836	1,660,282
JD.com, Inc. ADR (a)	117,100	3,778,232
Tsingtao Brewery Co., Ltd., Class H	722,057	3,252,677
		19,592,108
DENMARK — 5.6%
Carlsberg A/S, B Shares	73,998	6,555,608
Novo Nordisk A/S, B Shares	171,199	9,912,115
Novozymes A/S, B Shares	56,431	2,701,854
		19,169,577
FINLAND — 1.3%
Kone Oyj, B Shares	103,362	4,376,480
FRANCE — 0.8%
Legrand SA	48,436	2,739,810
GERMANY — 2.7%
adidas AG	53,250	5,168,423
Zalando SE 144A (a)(b)	107,038	4,234,200
		9,402,623
HONG KONG — 3.0%
BOC Hong Kong Holdings Ltd.	667,040	2,029,817
Cafe de Coral Holdings Ltd.	680,298	1,993,643
Jardine Matheson Holdings Ltd.	78,000	3,777,348

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Choice Fund

	Shares	Value
Jardine Strategic Holdings Ltd.	73,000	$1,989,798
Li & Fung Ltd.	459,218	310,563
		10,101,169
INDIA — 1.5%
Mahindra & Mahindra Ltd. GDR	266,711	5,096,812
ISRAEL — 0.1%
Protalix BioTherapeutics, Inc. (a)	329,319	335,905
JAPAN — 18.9%
Asahi Group Holdings Ltd.	153,000	4,789,575
DENSO Corp.	74,400	3,555,241
Japan Exchange Group, Inc.	269,100	4,206,510
Kakaku.com, Inc.	124,300	2,444,932
Kao Corp.	164,900	8,474,004
MS&AD Insurance Group Holdings, Inc.	273,200	8,011,501
Olympus Corp.	139,000	5,472,245
Rakuten, Inc.	448,600	5,166,865
Shimano, Inc.	51,700	7,938,978
Shiseido Co., Ltd.	226,300	4,695,417
SMC Corp.	12,300	3,194,727
SUGI Holdings Co., Ltd.	49,900	2,753,119
THK Co., Ltd.	218,500	4,049,698
		64,752,812
MEXICO — 0.8%
Wal-Mart de Mexico SAB de CV	1,025,900	2,588,784
PHILIPPINES — 0.4%
Puregold Price Club, Inc.	1,995,000	1,471,183
PORTUGAL — 1.0%
Jeronimo Martins SGPS SA	252,574	3,286,607
SINGAPORE — 1.4%
United Overseas Bank Ltd.	341,011	4,701,456

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Choice Fund

	Shares	Value
SOUTH AFRICA — 2.9%
Clicks Group Ltd.	463,598	$2,668,984
Naspers Ltd., N Shares	53,827	7,357,308
		10,026,292
SOUTH KOREA — 3.5%
Samsung Electronics Co., Ltd. GDR (b)	10,513	5,573,835
Samsung Fire & Marine Insurance Co., Ltd.	23,855	6,235,846
		11,809,681
SPAIN — 3.4%
Corporacion Financiera Alba SA	33,550	1,447,913
Distribuidora Internacional de Alimentacion SA (a)	744,468	4,390,965
Inditex SA	165,758	5,694,502
		11,533,380
SWEDEN — 7.6%
Atlas Copco AB, B Shares	261,210	6,005,322
Investment AB Kinnevik, B Shares	275,521	8,486,400
Investor AB, B Shares	125,122	4,598,257
Svenska Handelsbanken AB, A Shares	526,539	6,993,219
		26,083,198
SWITZERLAND — 7.3%
Compagnie Financiere Richemont SA	42,387	3,033,762
Mettler-Toledo International, Inc. (a)	16,226	5,502,724
Nestle SA	84,299	6,257,958
Roche Holding AG — Genusschein	21,587	5,981,939
Schindler Holding AG, Participating Certificates	24,842	4,156,040
		24,932,423
TAIWAN — 3.8%
Delta Electronics, Inc.	355,000	1,669,772
Hon Hai Precision Industry Co., Ltd. GDR Reg S	862,972	4,376,123
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	304,741	6,932,858
		12,978,753
THAILAND — 0.5%
Thai Beverage PCL	3,363,800	1,632,993

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Choice Fund

	Shares	Value
UNITED KINGDOM — 20.2%
ARM Holdings Plc.	408,920	$6,232,807
ASOS Plc. (a)	122,168	6,207,358
Auto Trader Group Plc. 144A (a)(b)	671,081	4,375,379
BG Group Plc.	249,775	3,620,720
BHP Billiton Plc.	124,321	1,386,414
Burberry Group Plc.	143,439	2,523,684
Capita Plc.	277,789	4,942,593
Hargreaves Lansdown Plc.	404,033	8,969,837
Imagination Technologies Group Plc. (a)	698,869	1,374,731
Intertek Group Plc.	88,675	3,627,411
John Wood Group Plc.	286,079	2,576,506
Johnson Matthey Plc.	115,389	4,513,799
Jupiter Fund Management Plc.	436,814	2,903,008
Mitchells & Butlers Plc.	342,108	1,729,323
Rightmove Plc.	104,285	6,337,439
Unilever Plc.	157,338	6,748,606
Weir Group Plc. (The)	79,096	1,161,832
		69,231,447
Total Common Stocks
(cost $314,988,573)		333,921,930
PREFERRED STOCKS — 0.4%
BRAZIL — 0.4%
Itau Unibanco Holding SA ADR (cost $2,393,834)	207,806	1,352,817
TOTAL INVESTMENTS — 98.1%
(cost $317,382,407)		$335,274,747
Other assets less liabilities — 1.9%		6,550,725
NET ASSETS — 100.0%		$341,825,472

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2015, the net value of these securities was $14,183,414 representing 4.1% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2015

December 31, 2015
Baillie Gifford International Choice Fund

ASSETS
Investments, at value (cost $317,382,407)	$335,274,747
Cash	2,923,999
Foreign cash, at value (cost $3,500,818)	3,468,379
Dividends receivable	325,644
Tax reclaims receivable	291,361
Receivable for investments sold	58,295
Total Assets	342,342,425
LIABILITIES
Management fee payable	304,031
Servicing fee payable	131,831
Trustee fee payable	4,647
Accrued expenses	76,444
Total Liabilities	516,953
NET ASSETS	$341,825,472
COMPOSITION OF NET ASSETS
Paid-in capital	$336,962,048
Distributions in excess of net investment income	(920,335)
Accumulated net realized loss on investments and foreign currency transactions	(12,078,769)
Net unrealized appreciation in value of investments and foreign currencies	17,862,528
$341,825,472
NET ASSET VALUE, PER SHARE
Class 1 ($16,169,820 / 1,417,122 shares outstanding), unlimited authorized, no par value	$11.41
Maximum Purchase Price Per Share (Note D)	$11.44
Minimum Redemption Price Per Share (Note D)	$11.40
Class 2 ($217,719,781 / 18,888,075 shares outstanding), unlimited authorized, no par value	$11.53
Maximum Purchase Price Per Share (Note D)	$11.56
Minimum Redemption Price Per Share (Note D)	$11.52
Class 3 ($107,935,871 / 9,267,332 shares outstanding), unlimited authorized, no par value	$11.65
Maximum Purchase Price Per Share (Note D)	$11.68
Minimum Redemption Price Per Share (Note D)	$11.64
The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2015

For the Year Ended December 31, 2015
Baillie Gifford International Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $682,973)	$7,203,176
Interest	140
Total Investment Income	7,203,316
EXPENSES
Management fee (Note B)	1,252,986
Shareholder Servicing fees — Class 1 Shares (Note B)	41,606
Shareholder Servicing fees — Class 2 Shares (Note B)	391,628
Shareholder Servicing fees — Class 3 Shares (Note B)	111,010
Fund accounting	215,316
Custody	70,034
Transfer agency	44,594
Legal	32,564
Trustees' fees	19,060
Professional fees	13,396
Insurance	3,770
Miscellaneous	4,457
Total Expenses	2,200,421
Net Investment Income	5,002,895
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(11,851,586)
Foreign currency transactions	37,478
(11,814,108)
Net change in unrealized appreciation (depreciation) on:
Investments	13,299,063
Translation of assets and liabilities denominated in foreign currencies	(5,072)
13,293,991
Net realized and unrealized gain on investments and foreign currency transactions	1,479,883
NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,482,778

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2015

Baillie Gifford International Choice Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,002,895	$5,006,754
Net realized gain (loss) from investments and foreign currency transactions	(11,814,108)	3,599,633
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	13,293,991	(18,069,373)
Net increase (decrease) in net assets from operations	6,482,778	(9,462,986)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(223,516)	(204,051)
Class 2	(3,152,571)	(3,555,055)
Class 3	(1,621,215)	(1,598,567)
Capital gains:
Class 1	—	(166,643)
Class 2	—	(2,534,923)
Class 3	—	(1,086,259)
Total Dividends and Distributions	(4,997,302)	(9,145,498)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	16,949,000
Class 2	—	83,102,298
Purchase fees:
Class 1	—	2,204
Class 2	—	158,176
Class 3	—	72,187
Redemption fees:
Class 1	2,806	174
Class 2	41,610	3,597
Class 3	18,709	1,732
Dividends reinvested:
Class 1	223,516	370,694
Class 2	3,152,571	6,089,979
Class 3	1,621,215	2,684,825
Cost of shares redeemed:
Class 2	(32,063,125)	(3,001,502)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(27,002,698)	106,433,364
Total Increase (Decrease) in Net Assets	(25,517,222)	87,824,880
NET ASSETS
Beginning of year	367,342,694	279,517,814
End of year (including distributions in excess of net investment income of $920,335 and $1,089,282, respectively)	$341,825,472	$367,342,694

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford International Choice Fund
Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Period April 9, 2014(a) through December 31, 2014
Net asset value, beginning of period	$11.40	$12.41
From Investment Operations
Net investment income(b)	0.16	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.01	(0.82)
Net increase (decrease) in net asset value from investment operations	0.17	(0.74)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)	(0.15)
Distributions from net realized gain on investments	—	(0.12)
Total Dividends and Distributions	(0.16)	(0.27)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00
Net asset value, end of period	$11.41	$11.40
Total Return
Total return based on net asset value(d)	1.48%	(5.98)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$16,170	$15,934
Ratio of net expenses to average net assets	0.71%	0.83%*
Ratio of net investment income to average net assets	1.30%	0.91%*
Portfolio turnover rate(e)	15%	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford International Choice Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period April 9, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.51	$12.20	$11.00
From Investment Operations
Net investment income(b)	0.16	0.17	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03	(0.58)	1.19
Net increase (decrease) in net asset value from investment operations	0.19	(0.41)	1.27
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.17)	(0.09)
Distributions from net realized gain on investments	—	(0.12)	—
Total Dividends and Distributions	(0.17)	(0.29)	(0.09)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.01	0.02
Net asset value, end of period	$11.53	$11.51	$12.20
Total Return
Total return based on net asset value(d)	1.56%	(3.29)%	11.76%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$217,720	$245,206	$169,778
Ratio of net expenses to average net assets, before waiver	0.63%	0.63%	0.67%*
Ratio of net expenses to average net assets, after waiver	0.63%	0.63%	0.66%*
Ratio of net investment income to average net assets	1.38%	1.35%	0.98%*
Portfolio turnover rate(e)	15%	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2015

Baillie Gifford International Choice Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period April 30, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.63	$12.33	$11.50
From Investment Operations
Net investment income(b)	0.18	0.17	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.02	(0.58)	0.82
Net increase (decrease) in net asset value from investment operations	0.20	(0.41)	0.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.18)	(0.18)	(0.10)
Distributions from net realized gain on investments	—	(0.12)	—
Total Dividends and Distributions	(0.18)	(0.30)	(0.10)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.01	0.02
Net asset value, end of period	$11.65	$11.63	$12.33
Total Return
Total return based on net asset value(d)	1.63%	(3.26)%	8.11%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$107,936	$106,203	$109,740
Ratio of net expenses to average net assets, before waiver	0.56%	0.56%	0.58%*
Ratio of net expenses to average net assets, after waiver	0.56%	0.56%	0.58%*
Ratio of net investment income to average net assets	1.45%	1.38%	1.10%*
Portfolio turnover rate(e)	15%	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2015

Note A — Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund ("International Equity Fund"), Baillie Gifford EAFE Fund ("EAFE Fund"), Baillie Gifford EAFE Choice Fund ("EAFE Choice Fund"), Baillie Gifford EAFE Pure Fund ("EAFE Pure Fund"), Baillie Gifford Emerging Markets Fund ("Emerging Markets Fund"), Baillie Gifford Global Alpha Equity Fund ("Global Alpha Equity Fund"), Baillie Gifford Long Term Global Growth Equity Fund ("Long Term Global Growth Equity Fund") and Baillie Gifford International Choice Fund ("International Choice Fund"), (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). The Trust is a diversified open-end management investment company registered under the

Investment Company Act of 1940, as amended. Effective April 2, 2015, the shares of all Funds except for the International Choice Fund have been registered for public offer and sale under the Securities Act of 1933, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 31, 2014.

Effective January 1, 2015, the share class structure of the Emerging Markets Fund was changed as follows: Class I shares were converted into Class 1 shares; Class II shares were converted into Class 2 shares; and Class III shares were converted into Class 5 shares. The Fund also added Class 3 and Class 4 shares. The purpose of these changes was to standardize the Fund's share classes such that all Funds offer the same Class 1, Class 2, Class 3, Class 4 and Class 5 shares.

The following table is a summary of classes issued and offered as of December 31, 2015:

	International Equity	EAFE	EAFE Choice	EAFE Pure	Emerging Markets	Global Alpha Equity	Long Term Global Growth Equity	International Choice
Class 1	N/A	N/A	X	N/A	N/A	N/A	X	X
Class 2	X	X	X	X	X	X	X	X
Class 3	X	X	X	N/A	N/A	X	N/A	X
Class 4	N/A	X	N/A	N/A	X	N/A	X	N/A
Class 5	X	X	N/A	N/A	X	N/A	N/A	N/A

The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the board of trustees of the Trust

Notes to Financial Statements

Annual Report December 31, 2015

(the "Board"). The actual calculations may be made by persons acting pursuant to the direction of the Board or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Fund's net asset values. If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, subject to certain minimum confidence levels applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

Notes to Financial Statements

Annual Report December 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2015 in valuing the Funds' investments carried at fair value:

International Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$25,363,242	$—	$—	$25,363,242
Australia	—	47,520,742	—	47,520,742
Bermuda	—	2,881,756	—	2,881,756
Brazil	17,678,627	—	—	17,678,627
Canada	68,572,726	—	—	68,572,726
China	42,010,482	10,662,256	—	52,672,738
Denmark	—	67,807,584	—	67,807,584
Finland	—	41,787,088	—	41,787,088
France	—	27,093,691	—	27,093,691
Germany	—	100,729,023	—	100,729,023
Hong Kong	—	48,509,727	—	48,509,727
India	4,971,080	2,851,517	—	7,822,597
Ireland	41,384,511	44,216,137	—	85,600,648
Japan	—	243,697,187	—	243,697,187
Netherlands	37,668,002	26,301,345	—	63,969,347
Peru	8,760,844	—	—	8,760,844
Russia	—	14,881,066	—	14,881,066
Singapore	—	24,762,554	—	24,762,554
South Africa	—	47,622,734	—	47,622,734
South Korea	—	68,569,983	—	68,569,983
Spain	—	47,275,472	—	47,275,472
Sweden	—	75,239,052	—	75,239,052
Switzerland	—	77,757,384	—	77,757,384
Taiwan	—	70,116,160	—	70,116,160
United Kingdom	—	274,985,474	157,140	275,142,614
United States	23,296,150	—	—	23,296,150
	269,705,664	1,365,267,932	157,140	1,635,130,736
Preferred Stocks
Brazil	8,158,625	—	—	8,158,625
	$277,864,289	$1,365,267,932	$157,140	$1,643,289,361

For the International Equity Fund fair value of Level 2 and Level 1 investments at December 31, 2014 was $1,917,090,343 and $335,946,812,respectively. $31,165,728 was transferred out of Level 2 into Level 1 and $19,480,276 was transferred out of Level 1 to Level 2 during the year ended December 31, 2015.

Notes to Financial Statements

Annual Report December 31, 2015

EAFE Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$22,607,877	$—	$—	$22,607,877
Austria	—	12,095,238	—	12,095,238
China	231,076,123	107,535,242	—	338,611,365
Denmark	—	110,286,897	—	110,286,897
France	—	118,252,787	—	118,252,787
Germany	53,633,601	73,800,765	—	127,434,366
Hong Kong	—	121,237,851	—	121,237,851
India	—	13,190,260	—	13,190,260
Ireland	—	38,044,979	—	38,044,979
Italy	—	171,616,198	—	171,616,198
Japan	—	244,007,310	—	244,007,310
Netherlands	—	56,574,398	—	56,574,398
Norway	12,895,049	13,302,448	—	26,197,497
Portugal	—	12,023,988	—	12,023,988
Russia	—	9,713,713	—	9,713,713
South Korea	—	34,040,226	—	34,040,226
Spain	—	192,554,783	—	192,554,783
Sweden	—	200,899,665	—	200,899,665
Switzerland	—	90,683,749	—	90,683,749
Turkey	—	10,855,978	—	10,855,978
United Kingdom	—	221,678,835	845,364	222,524,199
Total	$320,212,650	$1,852,395,310	$845,364	$2,173,453,324

For the EAFE Fund fair value of Level 2 and Level 1 investments at December 31, 2014 was $1,931,274,774 and $288,590,123, respectively. $31,266,201 was transferred out of Level 1 into Level 2 during the year ended December 31, 2015.

EAFE Choice Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$27,984	$15,043,950	$—	$15,071,934
China	8,233,753	2,585,463	—	10,819,216
Denmark	—	16,963,547	—	16,963,547
Finland	—	3,835,909	—	3,835,909
France	—	3,258,686	—	3,258,686
Germany	3,320,451	4,245,775	—	7,566,226
Hong Kong	—	8,436,576	—	8,436,576
India	—	3,915,077	—	3,915,077
Israel	216,611	—	—	216,611

Notes to Financial Statements

Annual Report December 31, 2015

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$52,984,858	$—	$52,984,858
Portugal	—	3,002,168	—	3,002,168
Singapore	—	4,342,930	—	4,342,930
South Africa	—	6,023,315	—	6,023,315
South Korea	—	6,419,478	—	6,419,478
Spain	—	8,009,531	—	8,009,531
Sweden	—	20,617,885	—	20,617,885
Switzerland	4,952,994	17,343,903	—	22,296,897
Taiwan	4,852,643	2,922,742	—	7,775,385
United Kingdom	—	59,879,179	—	59,879,179
Total Common Stocks	21,604,436	239,830,972	—	261,435,408
Preferred Stocks
Brazil	1,222,265	—	—	1,222,265
Total	$22,826,701	$239,830,972	$—	$262,657,673

For the EAFE Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2014 was $123,889,450 and $20,906,287, respectively. $6,956,036 was transferred out of Level 1 into Level 2 during the year ended December 31, 2015.

EAFE Pure Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$12,720	$10,897,054	$—	$10,909,774
Denmark	—	11,608,001	—	11,608,001
Finland	—	2,724,789	—	2,724,789
France	—	2,071,827	—	2,071,827
Germany	2,740,612	2,940,226	—	5,680,838
Hong Kong	—	5,468,634	—	5,468,634
Israel	46,308	—	—	46,308
Japan	—	39,216,732	—	39,216,732
Portugal	—	2,007,743	—	2,007,743
Singapore	—	3,685,671	—	3,685,671
Spain	—	5,869,889	—	5,869,889
Sweden	—	18,213,921	—	18,213,921
Switzerland	3,387,909	14,366,482	—	17,754,391
United Kingdom	—	45,492,071	—	45,492,071
Total	$6,187,549	$164,563,040	$—	$170,750,589

For the EAFE Pure Fund fair value of Level 2 and Level 1 investments at December 31, 2014 was $40,080,938 and $2,777,673, respectively. $284,609 was transferred out of Level 1 into Level 2 during the year ended December 31, 2015.

Notes to Financial Statements

Annual Report December 31, 2015

Emerging Markets Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$12,021,022	$—	$—	$12,021,022
Brazil	13,037,420	—	—	13,037,420
China	137,118,723	147,852,381	22,262,498	307,233,602
Egypt	—	6,349,978	—	6,349,978
Hong Kong	—	111,163,415	—	111,163,415
India	4,872,910	190,796,193	—	195,669,103
Malaysia	—	13,641,886	—	13,641,886
Mexico	31,342,659	—	—	31,342,659
Poland	—	8,880,795	—	8,880,795
South Africa	—	34,312,004	—	34,312,004
South Korea	—	141,100,668	—	141,100,668
Taiwan	8,251,619	160,731,777	—	168,983,396
Thailand	—	6,886,537	—	6,886,537
Total Common Stocks	206,644,353	821,715,634	22,262,498	1,050,622,485
Preferred Stocks
Brazil	—	8,517,479	—	8,517,479
South Korea	—	25,781,894	—	25,781,894
Total Preferred Stocks	—	34,299,373	—	34,299,373
Rights
Brazil	35,563	—	—	35,563
Hong Kong	—	29,653	—	29,653
Total Rights	35,563	29,653	—	65,216
Total	$206,679,916	$856,044,660	$22,262,498	$1,084,987,074

For the Emerging Markets Fund fair value of Level 2 and Level 1 investments at December 31, 2014 was $355,943,360 and $120,691,854, respectively. $13,319,154 was transferred out of Level 1 into Level 2 and $1,741,543 was transferred out of Level 2 into Level 1 during the year ended December 31, 2015.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2014	$0
Purchases	19,132,173
Sales	(533,502)
Realized gain (loss)	(90,160)
Change in unrealized gain (loss)	3,753,987
Transfers into Level 3 (a)	0
Transfers out of Level 3 (a)	0
Balance at December 31, 2015	22,262,498 *
Change in unrealized gain (loss) related to Investments still held at December 31, 2015 .	3,753,987

*  Value of the security based on last trade prior to trade halt

Notes to Financial Statements

Annual Report December 31, 2015

Global Alpha Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$6,225,218	$—	$6,225,218
Brazil	—	2,351,751	—	2,351,751
Canada	11,675,868	—	—	11,675,868
China	23,559,604	2,162,274	—	25,721,878
Denmark	—	5,903,839	—	5,903,839
Germany	—	20,008,981	—	20,008,981
Hong Kong	—	19,265,784	—	19,265,784
IIndia	8,238,514	—	—	8,238,514
Ireland	15,385,384	25,870,705	—	41,256,089
Italy	—	5,204,294	—	5,204,294
Japan	—	47,830,019	—	47,830,019
Netherlands	9,021,514	—	—	9,021,514
Norway	4,315,771	4,452,122	—	8,767,893
Russia	—	2,617,364	—	2,617,364
South Africa	—	22,196,953	—	22,196,953
South Korea	—	11,290,672	—	11,290,672
Spain	—	6,504,668	—	6,504,668
Sweden	—	18,390,676	—	18,390,676
Switzerland	—	28,983,440	—	28,983,440
Taiwan	16,767,614	—	—	16,767,614
United Kingdom	—	44,742,710	68,455	44,811,165
United States	346,363,418	—	—	346,363,418
Total	$435,327,687	$274,001,470	$68,455	$709,397,612

For the Global Alpha Equity Fund, fair value of Level 2 and Level 1 investments at December 31, 2015 was $255,484,691 and $358,386,925, respectively. $2,592,378 was transferred out of Level 1 into Level 2 during the year ended December 31, 2015.

Long Term Global Growth Equity Fund

Investments in Securities
Common Stocks
China	$11,929,551	$5,517,640	$—	$17,447,191
Denmark	—	1,770,082	—	1,770,082
France	—	5,037,780	—	5,037,780
Germany	—	1,068,972	—	1,068,972
Hong Kong	—	1,762,650	—	1,762,650
Spain	—	4,164,052	—	4,164,052
Sweden	—	1,377,166	—	1,377,166
United Kingdom	—	2,867,507	—	2,867,507
United States	52,564,582	—	—	52,564,582
Total	$64,494,133	$23,565,849	$—	$88,059,982

Notes to Financial Statements

Annual Report December 31, 2015

For the Long Term Global Growth Equity Fund fair value of Level 2 and Level 1 investments at December 31, 2014 was $7,839,476 and $17,789,733, respectively. $372,486 was transferred out of Level 1 into Level 2 during the year ended December 31, 2015.

International Choice Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$36,888	$18,041,549	$—	$18,078,437
China	16,339,431	3,252,677	—	19,592,108
Denmark	—	19,169,577	—	19,169,577
Finland	—	4,376,480	—	4,376,480
France	—	2,739,810	—	2,739,810
Germany	4,234,200	5,168,423	—	9,402,623
Hong Kong	—	10,101,169	—	10,101,169
India	—	5,096,812	—	5,096,812
Israel	335,905	—	—	335,905
Japan	—	64,752,812	—	64,752,812
Mexico	2,588,784	—	—	2,588,784
Philippines	1,471,183	—	—	1,471,183
Portugal	—	3,286,607	—	3,286,607
Singapore	—	4,701,456	—	4,701,456
South Africa	—	10,026,292	—	10,026,292
South Korea	—	11,809,681	—	11,809,681
Spain	—	11,533,380	—	11,533,380
Sweden	—	26,083,198	—	26,083,198
Switzerland	5,502,724	19,429,699	—	24,932,423
Taiwan	6,932,858	6,045,895	—	12,978,753
Thailand	—	1,632,993	—	1,632,993
United Kingdom	—	69,231,447	—	69,231,447
Total Common Stocks	37,441,973	296,479,957	—	333,921,930
Preferred Stocks
Brazil	1,352,817	—	—	1,352,817
Total	$38,794,790	$296,479,957	$—	$335,274,747

For the International Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2014 was $302,184,212 and $62,081,366, respectively. $20,169,954 was transferred out of Level 1 into Level 2 during the year ended December 31, 2015. $2,201,070 was transferred out of Level 2 into Level 1 during the year ended December 31, 2015.

It is each Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Funds' Pricing and Valuation Procedures. This may result in movements between Levels 1, 2, and 3 throughout the period which are given below each Fund's table.

These transfers were all as a result of using third-party vendor modeling tools to reflect any (lack of) significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Funds' third party pricing vendor. Pursuant to the Funds' Pricing

Notes to Financial Statements

Annual Report December 31, 2015

and Valuation Procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the supervision of the Board. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Derivative and Hedging Disclosure

GAAP requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds did not utilize derivatives for the year ended December 31, 2015.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions.

The Funds' maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract's life. This risk may be mitigated by having a master netting arrangement between the Funds and the counterparty which may permit the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds' exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies. At December 31, 2015, the Funds did not have any forward foreign currency contracts.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Notes to Financial Statements

Annual Report December 31, 2015

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2015, the Emerging Markets Fund recorded a deferred liability for potential future Indian capital gains taxes of $1,129,684.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the International Equity Fund, EAFE Fund, EAFE Choice Fund, Emerging Markets Fund, Global Alpha Equity Fund and International Choice Fund the tax periods 2012 through present remain subject to examination by the Internal Revenue Service. For the EAFE Pure Fund and Long Term Global Growth Equity Fund, the tax periods 2014 through present remain subject to examination.

At December 31, 2015 for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss No Expiration	Capital Loss Available Total
International Equity	$—	$—
EAFE	—	—
EAFE Choice	1,756,241	1,756,241
EAFE Pure	185,980	185,980
Emerging Markets	—	—
Global Alpha Equity	—	—
Long Term Global Growth Equity	—	—
International Choice	4,974,320	4,974,320

The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have

Notes to Financial Statements

Annual Report December 31, 2015

been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The amounts in the table below are characterized as short-term and long-term capital losses and have no expiration.

Fund	Short-Term Capital Losses	Long-Term Capital Losses
International Equity	$—	$—
EAFE	—	—
EAFE Choice	1,756,241	—
EAFE Pure	185,980	—
Emerging Markets	—	—
Global Alpha Equity	—	—
Long Term Global Growth Equity	—	—
International Choice	—	4,974,320

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year ended December 31, 2015, the Funds shown below incurred and will elect to defer net post- October losses as indicated.

At December 31, 2015, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Accumulated Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Currency Losses	Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
International Equity	$2,342,173	$8,235,367	$—	$—	$347,466,661	$358,044,201
EAFE	—	3,405,962	—	(190,277)	474,350,407	477,566,092
EAFE Choice	—	—	(1,756,241)	(4,773,172)	9,267,682	2,738,269
EAFE Pure	—	—	(185,980)	(1,863,567)	(5,329,281)	(7,378,828)
Emerging Markets	—	—	—	(10,486,183)	1,750,233	(8,735,950)
Global Alpha Equity	—	2,554,846	—	(1,831)	89,812,742	92,365,757
Long Term Global Growth Equity	—	478,641	—	(294)	8,637,435	9,115,782
International Choice	—	—	(4,974,320)	(7,141,623)	16,979,367	4,863,424

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2015, the following reclassifications have been made on the Statements of

Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends.

Notes to Financial Statements

Annual Report December 31, 2015

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currency Transactions	Paid-in Capital
International Equity	$(1,984,331)	$1,984,331	$—
EAFE	(617,039)	617,039	—
EAFE Choice	216,474	(153,769)	(62,705)
EAFE Pure	50,820	(50,820)	—
Emerging Markets	(766,336)	766,336	—
Global Alpha Equity	(1,816)	1,816	—
Long Term Global Growth Equity	185,209	(88,009)	(97,200)
International Choice	163,354	(37,478)	(125,876)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2015 and December 31, 2014, the tax characters of the dividends paid were:

Fund	Ordinary Income 2015	Return of Capital 2015	Ordinary Income 2014	Return of Capital 2014	Long Term Capital Gains 2015	Long Term Capital Gains 2014
International Equity	$36,848,788	—	$40,475,196	—	$16,110,399	$9,769,981
EAFE	19,494,536	—	29,304,527	—	33,582,611	87,989,601
EAFE Choice	3,136,399	62,705	1,637,245	37,918	—	—
EAFE Pure	1,657,148	—	282,881	—	—	—
Emerging Markets	8,839,141	—	719,470	—	288,098	—
Global Alpha Equity	5,735,283	—	7,018,819	—	8,717,919	24,502,597
Long Term Global Growth Equity	165,887	—	23,988	—	590,983	—
International Choice	4,871,426	125,876	8,177,435	89,668	—	878,395

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Note B — Investment Management and Other Services

The Funds are advised and managed by Baillie Gifford Overseas Limited (the "Manager"). The Manager, an investment adviser registered with the Securities and Exchange Commission (the "SEC), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund paid the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund's average net assets as of December 31, 2015.

Notes to Financial Statements

Annual Report December 31, 2015

Fund	Management Fee
International Equity	0.35%
EAFE	0.35%
EAFE Choice	0.35%
EAFE Pure	0.35%
Emerging Markets	0.55%
Global Alpha Equity	0.40%
Long Term Global Growth Equity	0.45%
International Choice	0.35%

For the year ended December 31, 2015, the Funds incurred management fees as follows:

Fund	Management Fee	Management Fee Waiver/Expenses Reimbursed
International Equity	$7,966,412	$—
EAFE	8,071,112	—
EAFE Choice	843,070	—
EAFE Pure	390,754	—
Emerging Markets	3,276,856	—
Global Alpha Equity	2,844,676	—
Long Term Global Growth Equity	215,043	58,336
International Choice	1,252,986	—

Baillie Gifford Funds Services LLC ("BGFS"), a wholly- owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund's shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. The Trust, on behalf of each Fund, has entered into a Shareholder Service Agreement with the Manager. For these services, the Funds pay the Manager a fee at the annualized rate of each Fund's average daily net assets attributed to each class of share as follows:

	International Equity	EAFE	EAFE Choice	EAFE Pure	Emerging Markets	Global Alpha Equity	Long Term Global Growth Equity	International Choice
Class 1	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Class 2	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Class 3	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Class 4	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Class 5	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

Notes to Financial Statements

Annual Report December 31, 2015

For the year ended December 31, 2015, the Funds incurred shareholder servicing fees for each class of share as follows:

	International Equity	EAFE	EAFE Choice	EAFE Pure	Emerging Markets	Global Alpha Equity	Long Term Global Growth Equity	International Choice
Class 1	$15,214	N/A	$50,143	N/A	N/A	N/A	$12,038	$41,606
Class 2	1,217,517	$1,308,655	340,442	$189,795	$82,252	$379,539	56,238	391,628
Class 3	923,212	508,554	20,560	N/A	N/A	487,910	N/A	111,010
Class 4	239,441	148,212	N/A	N/A	11,275	N/A	6,924	N/A
Class 5	57,714	163,189	N/A	N/A	106,259	N/A	N/A	N/A

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding in-kind purchases and redemptions and short-term securities) for the year ended December 31, 2015 were as follows:

Fund	Purchases	Sales
International Equity	$339,537,602	$885,457,011
EAFE	406,605,013	382,872,348
EAFE Choice	83,150,609	39,097,379
EAFE Pure	152,340,077	20,157,069
Emerging Markets	954,131,422	279,161,746
Global Alpha Equity	204,141,621	112,054,514
Long Term Global Growth Equity	58,024,392	4,462,949
International Choice	51,585,866	81,873,061

For the year ended December 31, 2015, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales
EAFE	$15,894,838	$—
EAFE Choice	79,123,524	—

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2015 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Equity	$1,295,600,667	$490,082,123	$(142,393,429)	$347,688,694
EAFE	1,698,947,427	707,997,342	(233,491,445)	474,505,897
EAFE Choice	253,365,380	33,578,698	(24,286,405)	9,292,293
EAFE Pure	176,072,567	8,897,916	(14,219,894)	(5,321,978)
Emerging Markets	1,082,047,277	93,137,528	(90,197,731)	2,939,797
Global Alpha Equity	619,560,146	146,944,333	(57,106,867)	89,837,466
Long Term Global Growth Equity	79,422,129	12,632,465	(3,994,612)	8,637,853
International Choice	318,265,568	46,572,893	(29,563,714)	17,009,179

Notes to Financial Statements

Annual Report December 31, 2015

Note D — Transactions in Shares of Beneficial Interest

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	20,629,795	$247,218,214
Purchase fees	—	641	—	65,938
Redemption fees	—	405	—	296,120
Shares issued in reinvestment of dividends and distributions	—	—	2,061,481	22,278,477
Shares redeemed	(1,609,379)	(19,688,877)	(4,612,722)	(51,362,173)
Net increase (decrease)	(1,609,379)	$(19,687,831)	18,078,554	$218,496,576
	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2015		Class 4 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	2,231,988	$25,126,900	—	—
Purchase fees	—	87,703	—	34,324
Redemption fees	—	329,043	—	131,738
Shares issued in reinvestment of dividends and distributions	2,245,617	24,586,754	39,549	439,047
Shares redeemed	(27,632,696)	(335,706,903)	(30,469,775)	(349,226,277)
Net decrease	(23,155,091)	$(285,576,503)	(30,430,226)	$(348,621,168)

	International Equity Fund
	Class 5 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	—	$—
Purchase premium	—	28,860
Redemption fees	—	87,989
Shares issued in reinvestment of dividends and distributions	501,623	5,654,909
Shares redeemed	(10,210,476)	(120,120,122)
Net decrease	(9,708,853)	$(114,348,364)

Notes to Financial Statements

Annual Report December 31, 2015

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	22,544	$255,949	11,613,043	$136,831,273
Purchase premium	—	3,626	—	67,788
Redemption fees	—	5,368	—	122,868
Shares issued in reinvestment of dividends and distributions	—	—	1,035,276	11,746,437
Shares redeemed	(713,734)	(8,566,950)	(18,208,701)	(211,341,046)
Net decrease	(691,190)	$(8,302,007)	(5,560,382)	$(62,572,680)
	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2014		Class 4 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	18,794,822	$220,966,910	4,642,038	$54,835,000
Purchase premium	—	179,891	—	72,418
Redemption fees	—	306,728	—	106,695
Shares issued in reinvestment of dividends and distributions	2,072,763	23,814,848	657,222	7,722,552
Shares redeemed	(32,031,621)	(380,295,118)	(25,018,860)	(304,629,645)
Net decrease	(11,164,036)	$(135,026,741)	(19,719,600)	$(241,892,980)

	International Equity Fund
	Class 5 Shares For the Period April 7, 2014 through December 31, 2014*
	Shares	Amount
Shares sold	24,867,726	$304,629,645
Purchase premium	—	18,147
Redemption fees	—	47,408
Shares issued in reinvestment of dividends and distributions	558,103	6,597,607
Shares redeemed	—	—
Net increase	25,425,829	$311,292,807

*  Commencement of investment operations.

Notes to Financial Statements

Annual Report December 31, 2015

	EAFE Fund
	Class 2 Shares For the Year Ended December 31, 2015		Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	3,149,778	$35,137,479	2,059,371	$22,937,350
Purchase fees	—	42,401	—	29,574
Redemption fees	—	24,000	—	15,751
Shares issued in reinvestment of dividends and distributions	1,562,542	16,614,298	1,107,678	11,810,623
Shares redeemed	(2,986,754)	(34,409,812)	(476,535)	(6,012,024)
Net increase	1,725,566	$17,408,366	2,690,514	$28,781,274
	EAFE Fund
	Class 4 Shares For the Year Ended December 31, 2015		Class 5 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	11,350	—	43,743
Redemption fees	—	6,611	—	25,474
Shares issued in reinvestment of dividends and distributions	456,744	4,876,734	1,791,491	19,155,722
Shares redeemed	—	—	—	—
Net increase	456,744	$4,894,695	1,791,491	$19,224,939

Notes to Financial Statements

Annual Report December 31, 2015

	EAFE Fund
	Class 1 Shares For the Year Ended December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,704,676	$45,528,771
Purchase premium	—	—	—	21,985
Redemption fees	—	—	—	47,221
Shares issued in reinvestment of dividends and distributions	—	—	3,373,022	38,035,551
Shares redeemed	(2,081,948)	(26,371,394)	(5,002,148)	(62,864,979)
Net increase (decrease)	(2,081,948)	$(26,371,394)	2,075,550	$20,768,549

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2014		Class 4 Shares For the Year Ended December 31, 2014		Class 5 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	190,672	$2,346,938	—	$—	—	$—
Purchase premium	—	14,081	—	5,903	—	22,738
Redemption fees	—	30,074	—	12,616	—	48,592
Shares issued in reinvestment of dividends and distributions	2,259,637	25,533,668	953,161	10,785,022	3,697,507	41,885,735
Shares redeemed	(655,116)	(8,013,523)	—	—	—	—
Net increase	1,795,193	$19,911,238	953,161	$10,803,541	3,697,507	$41,957,065

Notes to Financial Statements

Annual Report December 31, 2015

	EAFE Choice Fund
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	16,244,817	$215,409,582
Purchase fees	—	25,569	—	211,071
Redemption fees	—	877	—	10,062
Shares issued in reinvestment of dividends and distributions	17,372	219,253	214,735	2,733,303
Shares redeemed	—	—	(7,076,604)	(93,972,196)
Net increase	17,372	$245,699	9,382,948	$124,391,822

	EAFE Choice Fund
	Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	151,073	$1,931,937
Purchase fees	—	25,857
Redemption fees	—	901
Shares issued in reinvestment of dividends and distributions	19,192	246,548
Shares redeemed	(110,288)	(1,502,224)
Net increase	59,977	$703,019

Notes to Financial Statements

Annual Report December 31, 2015

	EAFE Choice Fund
	Class 1 Shares For the Year Ended December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,465,602	$61,146,066
Purchase premium	—	26,546		165,327
Redemption fees	—	9,582	—	36,836
Shares issued in reinvestment of dividends and distributions	14,886	186,113	100,267	1,264,099
Shares redeemed	—	—	(2,930,025)	(40,487,027)
Net increase	14,886	$222,241	1,635,844	$22,125,301

	EAFE Choice Fund
	Class 3 Shares For the period July 7, 2014 through December 31, 2014*
	Shares	Amount
Shares sold	1,481,333	$20,531,631
Purchase premium	—	1,586
Redemption fees	—	10
Shares issued in reinvestment of dividends and distributions	17,692	224,951
Shares redeemed	(3,324)	(45,090)
Net increase	1,495,701	$20,713,088

*  There were no shareholders for the period January 1, 2014 through July 6, 2014.

Notes to Financial Statements

Annual Report December 31, 2015

	EAFE Pure Fund
	Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	13,009,985	$131,717,335
Purchase fees	—	380,244
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	168,510	1,657,148
Shares redeemed	—	—
Net increase	13,178,495	$133,754,727
	EAFE Pure Fund
	Class 2 Shares For the Period April 15, 2014* through December 31, 2014
	Shares	Amount
Shares sold	4,586,200	$45,862,000
Purchase premium	—	138,000
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	29,794	282,881
Shares redeemed	—	—
Net increase	4,615,994	$46,282,881

*  Commencement of investments operations.

	Emerging Markets Fund
	Class 2 Shares For the Year Ended December 31, 2015		Class 4 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	6,336,060	$105,642,000	6,472,807	$99,700,000
Purchase fees	—	216,847	—	266,494
Redemption fees	—	8,107	—	—
Shares issued in reinvestment of dividends and distributions	55,847	792,088	27,820	425,257
Shares redeemed	(1,748,750)	(25,813,476)	—	—
Net increase	4,643,157	$80,845,566	6,500,627	$100,391,751

Notes to Financial Statements

Annual Report December 31, 2015

	Emerging Markets Fund
	Class III Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares redeemed	(28,944,005)	$(485,066,064)
Net decrease	(28,944,005)	$(485,066,064)
	Emerging Markets Fund
	Class 5 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	60,465,768	$983,566,063
Purchase fees	—	1,674,659
Redemption fees	—	82,240
Shares issued in reinvestment of dividends and distributions	529,024	7,909,895
Shares redeemed	—	—
Net increase	60,994,792	$993,232,857

	Emerging Markets Fund
	Class II Shares For the Period January 1, 2014 through June 9, 2014		Class III Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	559,872	$9,232,291	10,924,314	$186,487,716
Purchase premium	—	9,767	—	470,589
Redemption fees	—	643	—	59,170
Shares issued in reinvestment of dividends and distributions	—	—	39,176	719,470
Shares redeemed	(3,648,913)	(59,760,469)	(981,162)	(16,328,088)
Net increase (decrease)	(3,089,041)	$(50,517,768)	9,982,328	$171,408,857

*  Emerging Market Fund Class II shares were redeemed on June 9, 2014.

Notes to Financial Statements

Annual Report December 31, 2015

	Global Alpha Equity Fund
	Class 2 Shares For the Year Ended December 31, 2015		Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	8,298,615	$121,571,150	7,252,859	$109,854,707
Purchase fees	—	76,958	—	151,892
Redemption fees	—	16,421	—	39,023
Shares issued in reinvestment of dividends and distributions	300,866	4,217,818	715,955	10,235,384
Shares redeemed	(8,736,418)	(129,449,097)	(1,576,496)	(24,036,054)
Net increase (decrease)	(136,937)	$(3,566,750)	6,392,318	$96,244,952
	Global Alpha Equity Fund
	Class 2 Shares For the Year Ended December 31, 2014		Class 3 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	6,042,155	$88,622,400	9,808,974	$139,720,000
Purchase premium	—	114,452	—	343,148
Redemption fees	—	17,680	—	54,051
Shares issued in reinvestment of dividends and distributions	729,080	10,382,509	1,455,220	21,138,906
Shares redeemed	—	—	(3,285,458)	(47,820,230)
Net increase	6,771,235	$99,137,041	7,978,736	$113,435,875

	Long Term Global Growth Equity
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015		Class 4 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	998,000	$9,980,000	541,142	$5,988,000	3,185,477	$38,941,500
Purchase fees	—	11,124	—	51,144	—	28,233
Redemption fees	—	—	—	—	—	—
Shares issued in reinvestment of dividends and distributions	12,289	122,755	32,416	374,196	18,888	259,919
Shares redeemed	—	—	—	—	—	—
Net increase	1,010,289	$10,113,879	573,558	$6,413,340	3,204,365	$39,229,652

Notes to Financial Statements

Annual Report December 31, 2015

	Long Term Global Growth Equity
	Class 2 Shares For the Period June 10, 2014 through December 31, 2014
	Shares	Amount
Shares sold	2,500,000	$25,000,000
Purchase premium	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	2,275	23,988
Shares redeemed	—	—
Net increase	2,502,275	$25,023,988

*  Commencement of investments operations.

	International Choice Fund
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	—	—	—
Redemption fees	—	2,806	—	41,610
Shares issued in reinvestment of dividends and distributions	19,311	223,516	269,614	3,152,571
Shares redeemed	—	—	(2,678,234)	(32,063,125)
Net increase (decrease)	19,311	$226,322	(2,408,620)	$(28,868,944)

	International Choice Fund
	Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	—
Redemption fees	—	18,709
Shares issued in reinvestment of dividends and distributions	137,221	1,621,215
Shares redeemed	—	—
Net increase	137,221	$1,639,924

Notes to Financial Statements

Annual Report December 31, 2015

	International Choice Fund
	Class 1 Shares For the Period April 9, 2014* through December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,365,731	$16,949,000	7,104,551	$83,102,298
Purchase premium	—	2,204	—	158,176
Redemption fees	—	174	—	3,597
Shares issued in reinvestment of dividends and distributions	32,080	370,694	521,832	6,089,979
Shares redeemed	—	—	(250,607)	(3,001,502)
Net increase	1,397,811	$17,322,072	7,375,776	$86,352,548

*  Commencement of investments operations.

	International Choice Fund
	Class 3 Shares For the Year Ended December 31, 2014
	Shares	Amount
Shares sold	—	$—
Purchase premium	—	72,187
Redemption fees	—	1,732
Shares issued in reinvestment of dividends and distributions	227,721	2,684,825
Net increase	227,721	$2,758,744

The funds charged the following purchases and redemption fees effective September 23, 2015*:

Fund	Purchase Fees	Redemption Fees
International Equity	0.25%	0.10%
EAFE	0.25%	0.10%
EAFE Choice	0.25%	0.10%
EAFE Pure	0.25%	0.10%
Emerging Markets	0.30%	0.35%
Global Alpha Equity	0.15%	0.10%
Long Term Global Growth Equity	0.15%	0.10%
International Choice	0.25%	0.10%

Notes to Financial Statements

Annual Report December 31, 2015

Prior to September 23, 2015 the Funds charged the following purchases and redemption fees:

Fund	Purchase Fees	Redemption Fees
International Equity	0.30%	0.20%
EAFE	0.30%	0.20%
EAFE Choice	0.30%	0.20%
EAFE Pure	0.30%	0.20%
Emerging Markets	0.35%	0.35%
Global Alpha Equity	0.20%	0.15%
Long Term Global Growth Equity	0.20%	0.15%
International Choice	0.30%	0.20%

*  Current purchase and redemption fees were approved by the Board and became effective on the 23rd September 2015.

The purchase and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager's discretion.

Note E — Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, Kentucky Teachers Retirement System owned 35.06% of the EAFE Fund; US Army Non Appropriated Fund owned 32.13% of the EAFE Pure Fund; McAuley Portfolio Management Company owned 31.94% of the EAFE Pure Fund; the Municipal Fire & Police Retirement System of Iowa owned 31.58% of the International Choice Fund; Board of Trustees for the Maryland State Retirement and Pension System owned 44.44% of the Emerging Markets Fund; Longwood Foundation, Inc. owned 40.29% of the Long Term Global Growth Equity Fund; and Nissan Employee Retirement Plan owned 48.27% of the Long Term Global Growth Equity Fund.

Purchase and Redemption activity of these accounts may have a significant effect on the operation of each Fund.

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

John G. Barrie Jr. retired from the Board on January 1, 2016. David Salter was appointed as an Interested Trustee effective January 1, 2016.

There were no other subsequent events identified between December 31, 2015 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2015

To the Board of Trustees of Baillie Gifford Funds
and the Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund,
Baillie Gifford EAFE Pure Fund, Baillie Gifford Emerging Markets Fund,
Baillie Gifford Global Alpha Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund and Baillie Gifford International Choice Fund

We have audited the accompanying statements of assets and liabilities of the Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford EAFE Pure Fund, Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund and Baillie Gifford International Choice Fund (the "Funds"), each a series of shares of beneficial interest in the Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford EAFE Pure Fund, Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund and Baillie Gifford International Choice Fund as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended and their financial highlights for each of the years or periods presented in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2016

Supplemental Information (unaudited)

Annual Report December 31, 2015

Federal Income Tax Information

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2015. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
International Equity	$45,783,067
EAFE	33,526,372
EAFE Choice	4,586,514
EAFE Pure	2,152,817
Emerging Markets	5,844,287
Global Alpha Equity	9,958,630
Long Term Global Growth Equity	192,399
International Choice	7,005,979

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2015 qualified for the corporate dividends-received deduction for each Fund is:

Fund	Dividends-received Deductions
International Equity	0.39%
EAFE	0.00%
EAFE Choice	2.21%
EAFE Pure	4.33%
Emerging Markets	0.00%
Global Alpha Equity	57.09%
Long Term Global Growth Equity	9.06%
International Choice	1.97%

In January 2016, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received in the calendar year 2015.

Supplemental Information (unaudited)

Annual Report December 31, 2015

Management of The Trust

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation and Other Directorships Held During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustees(4)(5)
Disinterested Trustees
John G. Barrie, Jr. Age 75	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).	10
George W. Browning Age 74	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment adviser).	10
Howard W. Chin Age 63	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	10
Bruce C. Long Age 70	Trustee	Since 2009	Global Financial Consultant. Formerly: Executive Vice President and director of various entities, Guardian Life Insurance (financial services).	10
Robert E. Rigsby Age 66	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Resources, Inc. (electric and gas utility).	10
Interested Trustee
Peter Hadden Age 58	Trustee, Chairman of the Board, and President	Since 2009	Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Ltd. (investment adviser); Formerly, Vice President of the Trust (2008 to 2009).	10
David Salter Age 40	Trustee, Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of products offered to the North American market.	10

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)

Officers (other than Officers who are also Trustees)

Andrew Telfer Age 48	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Limited (investment adviser).
Michael Stirling-Aird Age 38	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul Age 40	Vice President	Since 2012	Assistant Manager, Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell Age 40	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.

Supplemental Information (unaudited)

Annual Report December 31, 2015

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)

Officers (other than Officers who are also Trustees)

Lindsay Cockburn Age 37	Treasurer	Since 2015	Manager, Institutional Accounting Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths Age 42	Secretary	Since 2015	Senior Legal Advisor for the Baillie Gifford Group (investment adviser).
Graham Laybourn Age 49	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment adviser); Group Compliance Officer, Director of Regulatory Risk and Legal, Baillie Gifford Group (investment adviser).
Evan Delaney Age 46	Chief Risk Officer	Since 2013	Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).

(1)  The address of each trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(2)  There is no stated term of office for the trustees and a trustee may serve until such trustee reaches the age of 75 years. Thereafter, such trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chairman of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the trustees at any time.

(3)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(4)  The number of Funds in the Fund complex overseen by the Trustee includes the North American Equity Fund and the Emerging Markets Bond Fund, two series of the Trust which have not yet commenced operations.

(5)  Mr. Hadden and Mr. Salter are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager due to their positions with the Manager (Baillie Gifford Overseas Ltd.) and roles as officers of the Trust.

Additional information regarding the Trustees is in the Funds' Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas

Limited at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

BOARD CONSIDERATION REGARDING
2015 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE
(unaudited)

Annual Report December 31, 2015

BAILLIE GIFFORD FUNDS

On June 19, 2015, the Board of the Trust, including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds and the Manager. As part of the review process, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the renewal of the Advisory Agreement. During the review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed materials received from the Manager, Lipper Inc. (an independent provider of mutual fund data, "Lipper") and independent legal counsel. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by the Manager. The Independent Trustees then presented their findings to the Board.

The Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement. In reaching this conclusion for the Funds, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

International Equity Fund, International Choice Fund, EAFE Fund, EAFE Choice Fund, EAFE Pure Fund, Emerging Markets Fund, Global Alpha Equity Fund and Long Term Global Growth Equity Fund

The Board considered the nature, extent and quality of the services provided by the Manager to the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund, the Global Alpha Equity Fund and the Long Term Global Growth Equity Fund. The Board noted that, pursuant to the Funds' Advisory Agreement, the Manager provides portfolio management services to the Funds and receives a management fee and that, pursuant to a separate Shareholder Service Plan and Shareholder Servicing Agreement, the Manager receives a shareholder service fee. The Board considered the background and qualifications of the investment and compliance personnel involved in the management and oversight of the Trust, reviewed information regarding each Fund's performance, management fee, shareholder service fee and expense ratio compared to similar funds and considered the experience of the Manager in providing services to each Fund. In evaluating the management fee paid by each Fund, and in particular when assessing comparative data, the Board considered not only the management fee, but also the combination of the Fund's management fee and shareholder service fee. The Board also reviewed the Manager's financial statements. The Board considered other benefits derived by the Manager from its relationship to the Funds, including receipt of the shareholder service fee (which varies among the share classes) and the use of soft dollars to pay for research services for the Funds or other clients of the Manager. The Board concluded that the nature, extent and quality of the services provided by the Manager to the Funds were satisfactory.

The Board reviewed the Manager's revenues received with respect to the Funds and the nature of the Manager's resources expended in providing advisory services to the Funds. The Board considered the Manager's estimated profitability with respect to the Funds and concluded that it was not unreasonable.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Funds were reasonable and fair and that the continuation of the Advisory Agreement was in the best interests of each Fund. The Board noted the following items specific to the referenced Funds.

International Equity Fund

The Board reviewed total return information for the one-, three- and five-year and since inception (February 29, 2008) periods ended March 31, 2015 for the Fund compared to a benchmark index (MSCI ACWI ex USA Index) and an average of the total return of a performance universe of funds provided by Lipper and calendar year returns

BOARD CONSIDERATION REGARDING
2015 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE
(unaudited)

Annual Report December 31, 2015

from 2008 through 2014. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-, three- and five-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

International Choice Fund

The Board reviewed total return information for the one-year and since inception (September 24, 2012) periods ended March 31, 2015 for the Fund compared to a benchmark index (MSCI ACWI ex USA Index) and an average of the total return of a performance universe of funds provided by Lipper and calendar year returns from 2012 through 2014. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

EAFE Fund

The Board reviewed total return information for the one-, three- and five-year and since inception (March 31, 2008) periods ended March 31, 2015 for the Fund compared to a benchmark index (MSCI EAFE Index) and an average of the total return of a performance universe of funds provided by Lipper and calendar year returns from 2008 through 2014. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-, three- and five-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder

BOARD CONSIDERATION REGARDING
2015 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE
(unaudited)

Annual Report December 31, 2015

service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

EAFE Choice Fund

The Board reviewed total return information for the one-, three- and five-year and since inception (December 31, 2009) periods ended March 31, 2015 for the Fund compared to a benchmark index (MSCI EAFE Index) and an average of the total return of a performance universe of funds provided by Lipper and calendar year returns from 2010 through 2014. The Board noted that the Fund's total return was above the benchmark index and below the average of the performance universe for the one-year period and above the benchmark index and the average of the performance universe for the three- and five-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

EAFE Pure Fund

The Board reviewed total return information for the period from inception on April 15, 2014 to March 31, 2015 for the Fund compared to a benchmark index (MSCI EAFE Index) and an average of the total return of a performance universe of funds provided by Lipper and calendar year returns for 2014. The Board noted that the Fund's total return was above the benchmark index and below the average of the performance universe for the since inception period. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group and considered the expense limitation in place through April 30, 2016. On the basis of the information provided, the Board concluded that the management fee was reasonable.

BOARD CONSIDERATION REGARDING
2015 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE
(unaudited)

Annual Report December 31, 2015

Emerging Markets Fund

The Board reviewed total return information for the one-, three-, five- and ten-year and since inception (April 30, 2003) periods ended March 31, 2015 for the Fund compared to a benchmark index (MSCI Emerging Markets Index) and to an average of the total return of a performance universe of funds provided by Lipper and calendar year returns from 2005 through 2014. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-, three-, five- and ten-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Global Alpha Equity Fund

The Board reviewed total return information for the one- and three-year and since inception (November 30, 2011) periods ended March 31, 2015 for the Fund compared to a benchmark index (MSCI ACWI Index) and an average of the total return of a performance universe of funds provided by Lipper and calendar year returns for 2011 through 2014. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one- and three-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee rate was on the low end of the spectrum in the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Long Term Global Growth Equity Fund

The Board reviewed total return information for the period from inception on June 10, 2014 to March 31, 2015 for the Fund compared to a benchmark index (MSCI AC World Index) and an average of the total return of a performance universe of funds provided by Lipper and calendar year returns for 2014. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the since inception period. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense

BOARD CONSIDERATION REGARDING
2015 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE
(unaudited)

Annual Report December 31, 2015

universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was above the average management fee of the expense peer group and below the average management fee of the expense universe. The Board also considered that the Fund's management fee (plus the average share class shareholder service fee) was below the average management fee of the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group and also considered the expense limitation in place through April 30, 2016. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Conclusion

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Funds were reasonable and fair and that the continuation of the Advisory Agreement was in the best interests of each Fund.

Item 2. Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       Not applicable.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relate to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)          Not applicable.

(f)           The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)       The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $144,000 for 2014 and $152,000 for 2015.

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds’ annual report to the shareholders, issuance of the auditor’s consent to be included in the Funds’ annual amendment to the registration statement on Form N-1A, issuance of the auditor’s report on internal controls for inclusion in Form N-SAR and provision of comments on the Funds’ interim financial statements (as requested). The audit fees above represent the amounts billed for services provided for the fiscal year indicated, not the amounts billed during such year.

Audit-Related Fees

(b)       The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Audit-related fees include amounts billed for assurance and related services rendered to the registrant, including consultations related to financial accounting and reporting standards.  The audit-related fees above represent the amounts billed during the fiscal year indicated.

Tax Fees

(c)        The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $32,000 for 2014 and $32,000 for 2015.

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions.  The tax fees above represent the amounts billed during the fiscal year indicated.

All Other Fees

(d)       The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)                 Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, the “Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Committee Chair (or any other Committee member who is a disinterested trustee under the 1940 Act to whom this responsibility has been delegated), as long as the estimated fee for the particular services for which pre-approval is sought does not exceed $75,000 (for audit services) or $100,000 (for audit-related services) and provided that such committee member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

(e)(2)                 The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees – Not Applicable

(c) Tax Fees – 100%

(d) All Other Fees – Not Applicable

(f)         Not applicable.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report on Form N-CSR:

The EAFE Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
Volkswagen	VOW GY	5497102	76,096 11,325	09/22/2015 09/23/2015	0	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

The Emerging Markets Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
Reliance Industries	RIL IN	6099626	51,272	10/15/2015	1,992,352	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Baillie Gifford Funds

By (Signature and Title)*		/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

Date	3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

Date	3/8/2016

By (Signature and Title)*		/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)

Date	3/8/2016

* Print the name and title of each signing officer under his or her signature.